UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.      )

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☐	Soliciting Material Pursuant to § 240.14a-12
LIBERTY GLOBAL PLC

(Name of Registrant as Specified In Its Charter)

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April 25, 2016
Dear Shareholder:
You are invited to attend the 2016 Annual General Meeting of Shareholders of Liberty Global plc to be held at 2:00 p.m. BST (9:00 a.m. Eastern time), on Thursday, June 16, 2016, at Broadgate West, 9 Appold Street, London EC2A 2AP, telephone number +44 (0)20 7655 5000. The accompanying notice of the annual general meeting of shareholders and proxy statement describes the meeting, the resolutions you will be asked to consider and vote upon and related matters.
Your vote is important, regardless of the number of shares you own. Whether or not you plan to attend the 2016 Annual General Meeting, please vote as soon as possible to make sure that your shares are represented. You may vote via the internet or, if you receive a printed copy of your proxy materials, you may vote by mail by signing, dating and returning your proxy card in the envelope provided.
Thank you for your continued support and interest in our company.
Sincerely,
Michael T. Fries
President and Chief Executive Officer
Liberty Global plc

161 Hammersmith Road, London W6 8BS United Kingdom, Registered in England Nr 8379990, www.libertyglobal.com

LIBERTY GLOBAL PLC
Notice of Annual General Meeting of Shareholders
to be Held June 16, 2016
The 2016 Annual General Meeting of Shareholders (the AGM) of Liberty Global plc (Liberty Global) will be held at 2:00 p.m. BST (9:00 a.m. Eastern time), on Thursday, June 16, 2016, at Broadgate West, 9 Appold Street, London, U.K., EC2A 2AP, telephone number +44 (0)20 7655 5000, for the following purposes:

1.	To elect Andrew J. Cole as a director of Liberty Global for a term expiring at the annual general meeting to be held in 2019.

2.	To elect Richard R. Green as a director of Liberty Global for a term expiring at the annual general meeting to be held in 2019.

3.	To elect David E. Rapley as a director of Liberty Global for a term expiring at the annual general meeting to be held in 2019.

4.
To approve on an advisory basis the annual report on the implementation of the directors’ compensation policy for the year ended December 31, 2015, contained in Appendix A of the proxy statement (in accordance with requirements applicable to U.K. companies).

5.	To ratify the appointment of KPMG LLP (U.S.) as Liberty Global’s independent auditor for the year ending December 31, 2016.

6.
To appoint KPMG LLP (U.K.) as Liberty Global’s U.K. statutory auditor under the U.K. Companies Act 2006 (to hold office until the conclusion of the next annual general meeting at which accounts are laid before Liberty Global).

7.	To authorize the audit committee of Liberty Global’s board of directors to determine the U.K. statutory auditor’s compensation.

8.	To authorize Liberty Global and its subsidiaries to make political donations and incur political expenditures of up to $1,000,000 under the U.K. Companies Act 2006.
Please refer to the proxy statement for detailed information on each of these resolutions. We encourage you to read the proxy statement in its entirety before voting. Our board of directors has approved each resolution and recommends that the shareholders entitled to vote at the AGM vote “FOR” each of the resolutions. No shareholder has proposed, in accordance with sections 100 through 102 of our articles of association, any additional resolutions to be brought before the AGM.
All of the resolutions will be proposed as ordinary resolutions, which means that, assuming a quorum is present, each resolution will be approved if a simple majority of votes cast are cast in favor thereof. With respect to the advisory vote on resolution 4 regarding approving our U.K. statutory implementation report for the year ended December 31, 2015, the result of the vote on such resolution will not require our board of directors or any committee thereof to take any action. Our board of directors will, however, consider the outcome of the advisory vote as it values the opinions of our shareholders.
During the AGM, our board of directors will lay before our company our U.K. annual report and accounts for the year ended December 31, 2015, which report includes our statutory accounts, the U.K. Statutory Directors’ Report and the statutory Auditors’ Report for the year ended December 31, 2015.
All shareholders of Liberty Global are cordially invited to attend the AGM. All shareholders of record of Liberty Global as of 10:00 p.m. BST (5:00 p.m. Eastern time), on April 25, 2016, the record date for the AGM, are entitled to notice of the AGM or any adjournment thereof, but only shareholders of record of Liberty Global Class A ordinary shares, Liberty Global Class B ordinary shares, LiLAC Class A ordinary shares or LiLAC Class B ordinary shares (collectively, the voting shares) as of the record date are entitled to vote at the AGM or any adjournment thereof. The holders of our voting shares will vote together as a single class on each of the above resolutions. A list of shareholders entitled to vote at the AGM will be available at our offices at 161 Hammersmith Road, London W6 8BS, U.K., and at 1550 Wewatta Street, Suite 1000, Denver, Colorado 80202 U.S., for review by any shareholder, for any purpose germane to the AGM, for at least 10 days prior to the AGM.
Your vote is important, regardless of the number of shares you own. To make sure your shares are represented at the AGM, please vote as soon as possible, whether or not you plan to attend the AGM. You may vote by proxy either over the internet or by requesting a proxy card to complete, sign and promptly return in the postage-paid envelope (if mailed in the U.S.).
If you vote via the internet, your vote must be received by 6:00 a.m. BST (1:00 a.m. Eastern time), on June 16, 2016. You may revoke your proxy in the manner described in the accompanying proxy statement.
By Order of the Board of Directors,
Bryan H. Hall
Secretary
April 25, 2016

WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE ANNUAL GENERAL MEETING, PLEASE VOTE VIA THE INTERNET AS PROMPTLY AS POSSIBLE. ALTERNATIVELY, REQUEST A PAPER PROXY CARD TO COMPLETE, SIGN AND RETURN BY MAIL.

161 Hammersmith Road, London W6 8BS United Kingdom, Registered in England Nr 8379990, www.libertyglobal.com

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LIBERTY GLOBAL PLC
161 Hammersmith Road, London W6 8BS
United Kingdom
Registered in England Nr 8379990
_________________________________________________________
PROXY STATEMENT FOR THE
2016 ANNUAL GENERAL MEETING OF SHAREHOLDERS
_________________________________________________________

We are furnishing this proxy statement to holders of record as of 10:00 p.m. BST (5:00 p.m. Eastern time) on April 25, 2016, of Liberty Global Class A ordinary shares, Liberty Global Class B ordinary shares, LiLAC Class A ordinary shares or LiLAC Class B ordinary shares, each with nominal value $0.01 per share, of Liberty Global plc, a public limited company organized under the laws of England and Wales (Liberty Global), in connection with our board of directors soliciting your proxy to vote at our 2016 Annual General Meeting of Shareholders (the AGM) or at any adjournment thereof, for the purposes set forth in the accompanying Notice of Annual General Meeting of Shareholders (the Meeting Notice). This proxy statement is also being furnished to holders of our non-voting Liberty Global Class C ordinary shares and LiLAC Class C ordinary shares, each with nominal value $0.01 per share, for informational purposes only. Under English law, holders of a company’s ordinary shares are referred to as “members”, but for convenience, they are referred to in this proxy statement as “shareholders”.
As permitted by the Securities and Exchange Commission (SEC) rules and regulations in the United States (U.S.) and the United Kingdom Companies Act 2006 (the Companies Act), instead of mailing a printed copy of our proxy materials, including the form of proxy card and our annual report to each shareholder of record, we are furnishing our proxy materials and annual report to our shareholders over the internet. It is anticipated that the Notice of Internet Availability of Proxy Materials (the Internet Notice) will be first mailed to our shareholders on or about May 3, 2016. If you received the Internet Notice by mail, you will not receive a printed copy of the proxy materials or annual report, unless specifically requested. In addition to the annual report accompanying our proxy materials as required by the rules and regulations of the SEC, we are also providing our United Kingdom (U.K.) annual report and accounts for the year ended December 31, 2015 (the U.K. Report and Accounts) as required by the Companies Act. The U.K. Report and Accounts includes the U.K. statutory accounts, the U.K. statutory Directors’ Report and the U.K. Auditors’ Report and is being made available at the same time and by the same methods as our proxy materials and annual report. If you would like to receive a printed copy of our U.K. Report and Accounts, please follow the instructions for requesting such report included in the Internet Notice.
Voting Matters and Board Recommendations
The board of directors recommend that the holders of our Liberty Global Class A shares, Liberty Global Class B shares, LiLAC Class A shares and LiLAC Class B shares (collectively, the voting shares) vote “FOR” each of the following resolutions:

1.	To elect Andrew J. Cole as a director of Liberty Global for a term expiring at the annual general meeting to be held in 2019.

2.	To elect Richard R. Green as a director of Liberty Global for a term expiring at the annual general meeting to be held in 2019.

3.	To elect David E. Rapley as a director of Liberty Global for a term expiring at the annual general meeting to be held in 2019.

4.
To approve on an advisory basis the annual report on the implementation of the directors’ compensation policy for the year ended December 31, 2015, contained in Appendix A of this proxy statement (in accordance with requirements applicable to U.K. companies).

5.	To ratify the appointment of KPMG LLP (U.S.) as Liberty Global’s independent auditor for the year ending December 31, 2016.

6.
To appoint KPMG LLP (U.K.) as Liberty Global’s U.K. statutory auditor under the Companies Act (to hold office until the conclusion of the next annual general meeting at which accounts are laid before Liberty Global).

7.	To authorize the audit committee of Liberty Global’s board of directors to determine the U.K. statutory auditor’s compensation.

8.	To authorize Liberty Global and its subsidiaries to make political donations and incur political expenditures of up to $1,000,000 under the Companies Act.
No shareholder has proposed, in accordance with sections 100 through 102 of our articles of association, any additional resolutions to be brought before the AGM.
The AGM may be adjourned to another date, time or place for proper purposes, including for the purpose of soliciting additional proxies to vote on the resolutions.

QUESTIONS AND ANSWERS ABOUT THE AGM AND VOTING
The questions and answers below highlight only selected information about the AGM and how to vote your shares. You should read carefully the entire proxy statement, including the Appendix, before voting.
When and where is the AGM?
The AGM will be held at 2:00 p.m. BST (9:00 a.m. Eastern time), on June 16, 2016 at Broadgate West, 9 Appold Street, London EC2A 2AP, telephone number +44 (0)20 7655 5000.
What is the record date for the AGM?
The record date for the AGM is 10:00 p.m. BST (5:00 p.m. Eastern time), on April 25, 2016.
What is the purpose of the AGM?
The purpose of the AGM is to consider and vote on each of the resolutions listed in the Meeting Notice and more fully described in this proxy statement. The resolutions in the Meeting Notice are the only items to be acted upon at the AGM. In the event there is a resolution to adjourn or postpone the AGM, the officers designated as proxies will have discretion to vote on such resolution, unless the resolution is to adjourn or postpone the AGM for the purpose of soliciting additional proxies.
What are the requirements to elect the directors and approve each of the other resolutions?
You may cast your vote for or against resolutions 1 through 8 or abstain from voting your shares on one or more of these resolutions.
The affirmative vote of a simple majority of the votes cast by the holders of our voting shares voting together as a single class is required to approve each of the resolutions. For example, in regard to the election of directors at the AGM, a nominee for director will be elected to our board if the votes cast “For” such nominee exceed the votes cast “Against” such nominee’s election.
Resolution 4 regarding the annual report on the implementation of the directors’ compensation policy as reported in this proxy statement (in accordance with requirements applicable to U.K. companies) is advisory in nature. Accordingly, the outcome of this advisory vote is not binding on Liberty Global, our board of directors or our compensation committee. Our board, however, values the opinions of our shareholders and will consider the outcome of the advisory vote in respect of resolution 4.
How many votes do shareholders have at the AGM?
Only holders of record of our voting shares as of the record date are entitled to vote at our AGM. As of the most recent practicable date, April 15, 2016, we had outstanding and entitled to vote at the meeting 253,083,831 Liberty Global Class A shares, 10,805,850 Liberty Global Class B shares, 12,657,426 LiLAC Class A shares and 540,089 LiLAC Class B shares. Our voting shares are our only voting ordinary shares and vote together as a single class on all matters. Each Liberty Global Class A share and LiLAC Class A share has one vote and each Liberty Global Class B share and LiLAC Class B share has ten votes on each matter on which holders of ordinary shares of such classes are entitled to vote at the AGM. The Liberty Global Class C shares and LiLAC Class C shares are non-voting, except where otherwise required by the Companies Act and our articles of association.
As of the most recent practicable date, April 15, 2016, we had 102 record holders of Liberty Global Class A shares, 10 record holders of Liberty Global Class B shares, 30 record holders of LiLAC Class A shares and 4 record holders of LiLAC Class B shares. Such amounts do not include the number of shareholders whose ordinary shares are held of record by banks, brokers or other nominees, but include each such institution as one holder.

What is the difference between a shareholder of record and a beneficial owner?
These terms describe how your shares are held. If your shares are registered directly in your name with Computershare, our transfer agent, you are a shareholder of record and the proxy materials or the Internet Notice are being sent directly to you by Liberty Global. If your shares are held in the name of a broker, bank, or other nominee, you are a beneficial owner of the shares held in street name and the proxy materials or the Internet Notice are being made available or forwarded to you by your broker, bank, or other nominee, who is treated as the shareholder of record. As the beneficial owner, you have the right to direct your broker, bank, or other nominee on how to vote your shares by following the instructions on the proxy card or Internet Notice.
What do shareholders need to do to vote on the resolutions?
Voting on the resolutions will be by a poll. If you are a shareholder of record, then, after carefully reading and considering the information contained in this proxy statement, you may appoint a proxy to vote on your behalf. The Internet Notice will instruct you as to how you may access and review the information in the proxy materials and how you may submit your proxy to vote over the internet. When you log onto the internet website address, you will receive instructions on how to vote your shares. The internet voting procedures are designed to authenticate votes cast by use of a personal identification number, which will be provided to each voting shareholder separately. Voting through the internet will be voting by proxy. If you receive a paper copy of the proxy materials, you may also follow the instructions contained therein to submit a proxy and to vote either by submitting a paper proxy or over the internet.
If you are a beneficial owner, you should follow the directions provided by your broker, bank or other nominee as to how to vote your shares or when granting or revoking a proxy.
To be valid, the submission of a proxy via the internet must be received by 6:00 a.m. BST (1:00 a.m. Eastern time) on June 16, 2016.
How do I vote my shares that are held in our 401(k) Plans?
If you hold Liberty Global Class A shares or LiLAC Class A shares through your account in the Liberty Global 401(k) Savings and Stock Ownership Plan (the 401(k) Plan), which plan is for employees of our subsidiary, Liberty Global, Inc. (LGI), or through your account in the Liberty Puerto Rico 401(k) Savings Plan, which is for employees of our indirect subsidiary Liberty Cablevision of Puerto Rico, LLC, the trustees for each such plan are required to vote your Liberty Global Class A shares and LiLAC Class A shares as you specify. To allow sufficient time for the trustees to vote your Liberty Global Class A shares and LiLAC Class A shares, your voting instructions must be received by 10:00 p.m. BST (5:00 p.m. Eastern time) on June 13, 2016. To vote such shares, please follow the instructions provided by the trustee for each such plan.
What if I do not specify a choice for a resolution in my proxy?
All voting shares properly voted via the internet at or prior to 6:00 a.m. BST (1:00 a.m. Eastern time) on June 16, 2016, and all voting shares represented by properly executed paper proxies received prior to or at the AGM and, in each case, not revoked, will be voted in accordance with the instructions so provided. If you are a shareholder of record and no specific instructions are given, the voting shares represented by a properly executed proxy will be voted in favor of each of resolutions 1-8.
If you are a beneficial owner, your broker, bank and other nominee may exercise discretion in voting on routine matters, but may not exercise discretion and vote on non-routine matters. Resolutions 5, 6 and 7 are considered routine and your broker, bank or other nominee may, at their discretion, vote on these resolutions without instructions from you. The remaining resolutions 1-4 and 8 are considered non-routine matters and thus your broker, bank or other nominee may not vote on these resolutions without instructions from you.

What if I respond and indicate that I am abstaining from voting?
A properly submitted proxy marked “ABSTAIN”, although counted for purposes of determining whether there is a quorum and for purposes of determining the aggregate voting power and number of ordinary shares represented and entitled to vote at the meeting, will not be treated as votes cast at the AGM. Accordingly, an abstention will not be taken into account in determining the outcome on any of the resolutions.
Can I change my vote?
You may revoke (i.e., terminate) your paper proxy at any time prior to its use by delivering a signed notice of revocation or a later dated signed paper proxy or by attending the meeting and voting in person. Attendance at the AGM will not in itself constitute the revocation of a proxy. Any written notice of revocation or subsequent proxy should be sent or hand delivered so as to be received at Liberty Global plc, Attention: Secretary, 161 Hammersmith Road, London W6 8BS United Kingdom, at or before the start of the AGM. Any revocation of votes submitted via the internet must be submitted by the same method as the corresponding votes, not later than 6:00 a.m. BST (1:00 a.m. Eastern time), on June 16, 2016. If your ordinary shares are held in the name of a bank, broker or other nominee, you should contact them to change your vote.
All voting shares that have been properly voted and not revoked will be voted at the AGM.
What are “broker non-votes” and how are they treated?
A broker non-vote occurs when ordinary shares held by a broker, bank or other nominee are represented at the meeting, but the nominee has not received voting instructions from the beneficial owner and does not have the discretion to direct the voting of the ordinary shares on a particular resolution. Ordinary shares represented by broker non-votes will be counted for purposes of determining whether there is a quorum at the meeting but will be deemed ordinary shares not entitled to vote and will not be included for purposes of determining the aggregate voting power and number of ordinary shares represented and entitled to vote on a particular matter.
Who may attend, and who may vote at, the AGM?
All shareholders of Liberty Global may attend the AGM. Only holders of record of our voting shares, as of 10:00 p.m. BST (5:00 p.m. Eastern time), on April 25, 2016, the “record date” for the AGM, are entitled to vote at the AGM or any adjournment thereof. Holders of Liberty Global Class C or LiLAC Class C shares will not be entitled to vote on any of the resolutions.
If you are a shareholder of record of our voting shares, you have the right to attend, speak and vote in person at the meeting. If you are a beneficial owner, you may also attend and speak at the meeting. You may not, however, vote your shares held in street name unless you obtain a “proxy” from your broker, bank or other nominee that holds the shares, which gives you the right to vote the shares at the meeting.
Notwithstanding the foregoing, we recommend that you vote by proxy in advance of the AGM even if you plan to attend the AGM (note that you may change your vote at the AGM).
A list of shareholders entitled to vote at the AGM will be available at our offices at 161 Hammersmith Road, London W6 8BS, U.K., and at 1550 Wewatta Street, Suite 1000, Denver, Colorado 80202, for review by any shareholder, for any purpose germane to the AGM, for at least 10 days prior to the AGM.
What constitutes a quorum at the AGM?
The presence, in person or by proxy, of the holders of a simple majority of the combined voting power of our voting shares outstanding and entitled to vote at the AGM is necessary to constitute a quorum at the AGM.

What is a proxy statement and what is a proxy?
A proxy statement is a document that SEC regulations require us to provide you when we ask you to sign a proxy designating individuals to vote on your behalf. A proxy is your legal designation of another person to vote the shares you own in accordance with your instructions. That other person is called a proxy. If you designate someone as your proxy in a written document, that document is also called a proxy or a proxy card. We have designated the following persons as proxies for the AGM: Jeremy Evans and John M. Winter.
How can I access the proxy materials over the internet?
Shareholders can access the Meeting Notice, proxy statement, the annual report and the U.K. Report and Accounts via our website at www.libertyglobal.com or as directed in the Internet Notice for voting via the website at www.envisionreports.com/LGP. The Internet Notice will instruct you as to how you may access and review the information in the proxy materials over the internet. The proxy materials, including the form of proxy, relating to the AGM will be first made available to shareholders on or about May 3, 2016.
A copy of our annual report for the year ended December 31, 2015, including our consolidated financial statements for the fiscal year ended December 31, 2015, and a copy of our U.K. Report and Accounts are available to all holders of our Liberty Global Class A and Class B shares and our LiLAC Class A and Class B shares entitled to vote at the meeting and to all holders of our Liberty Global Class C and LiLAC Class C shares as of the record date for informational purposes. These reports do not form any part of the material for solicitation of proxies. The annual report and the U.K. Report and Accounts are posted at the following website addresses: www.libertyglobal.com and www.envisionreports.com/LGP. If you received the Internet Notice, you will not receive a printed copy of the annual report or the U.K. Report and Accounts (unless you request copies of these reports).
What if I receive more than one Internet Notice?
If you received multiple Internet Notices, it means you hold your shares in different ways (e.g., trust, custodial accounts, joint tenancy) or in multiple accounts. To ensure that all of your shares are voted, vote once for each Internet Notice you receive.
Why did I not receive an Internet Notice?
If you elected to receive proxy materials by mail or e-mail for any of your holdings in the past, you were automatically enrolled in the same process for all of your share holdings this year. If you would like to change the method of delivery, please follow the instructions in the Internet Notice or in the question “May I choose the method in which I receive future proxy materials?” below.
How can I request paper copies of the proxy materials?
If you received the Internet Notice by mail and would like to receive a printed copy of our proxy materials, our annual report and our U.K. Report and Accounts please follow the instructions for requesting such materials included in the Internet Notice.
May I choose the method in which I receive future proxy materials?
If you are a shareholder of record, you may receive future notices, annual reports and proxy materials electronically. To sign up for electronic delivery, go to www.computershare-na.com/green. You may also sign up when you vote by internet at www.envisionreports.com/LGP and follow the prompts. Once you sign up, you will no longer receive a printed copy of the notices, annual reports and proxy materials, unless you request them. You may suspend electronic delivery of the notices, annual reports and proxy materials at any time by contacting our transfer agent, Computershare, +1(888) 218-4391 if in the U.S. and +1(781) 575-3919 if outside the U.S.
If you are a beneficial owner, you may request electronic access by contacting your broker, bank, or other nominee.

What is “householding”?
Some banks, brokers and other nominee record holders may be participating in the practice of “householding” the Internet Notice or the proxy materials, as the case may be. This means that only one copy each of the Internet Notice or the proxy materials, as the case may be, is being sent to multiple shareholders in your household. We will promptly deliver a separate copy of the Internet Notice or proxy materials to you if you call or email our Investor Relations Department, +1(303) 220-6600 or ir@libertyglobal.com. If you prefer to receive separate copies of such documents in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker or other nominee holder, or you may contact us at the above telephone number or email address.
Who will pay for the cost of this proxy solicitation?
We will solicit the proxies and will pay the entire cost, if any, for such solicitation. Our directors, officers and employees may solicit proxies by mail, email, telephone or in person. These persons will receive no additional compensation for such services. We have also retained Innisfree M&A Incorporated to assist in the solicitation of proxies at a cost of $20,000, plus reasonable out of pocket expenses. Brokerage houses, nominees, fiduciaries and other custodians will be requested to forward soliciting material to the beneficial owners of ordinary shares held of record by them and will be reimbursed for their reasonable expenses in connection therewith.
When will Liberty Global announce the voting results?
We will announce the preliminary voting results at the AGM. We will report the final results in a Current Report on Form 8-K that we will file with the SEC. We will also post the final results of voting at the AGM on our website promptly after the AGM.
What do I do if I have additional questions?
If you have any further questions about voting or attending the AGM, please call Liberty Global Investor Relations at +1(303) 220-6600 or contact Innisfree M&A Incorporated, who is acting as proxy solicitation agent for the AGM, at +1(877) 825-8906 (within the U.S. and Canada) or +1(412) 232-3651. Banks and brokers may call collect at +1(212) 750-5833.

CORPORATE GOVERNANCE
Governance Guidelines
Our board has adopted corporate governance guidelines, which are available on our website at www.libertyglobal.com. Under the guidelines, our independent directors meet privately at least twice a year in executive session. These executive sessions are generally held in conjunction with a regularly scheduled board meeting. The presiding director for these meetings is currently Paul A. Gould, the chairman of the audit committee. The role of presiding director rotates annually among our nominating and corporate governance committee chair, our audit committee chair and our compensation committee chair.
Director Independence
It is our policy that a majority of the members of our board of directors be independent of our management. For a director to be deemed independent, our board of directors must affirmatively determine that the director has no direct or indirect material relationship with our company other than in his or her capacity as a board member. To assist our board of directors in determining which of our directors qualify as independent for purposes of the NASDAQ Stock Market (the NASDAQ) rules, as well as applicable rules and regulations adopted by the SEC, the nominating and corporate governance committee of our board follows the Corporate Governance Rules of the NASDAQ on the criteria for director independence.
In accordance with these criteria, our board of directors has determined that each of Andrew J. Cole, John P. Cole, Jr., Miranda Curtis, John W. Dick, Paul A. Gould, Richard R. Green, David E. Rapley, Larry E. Romrell, JC Sparkman and J. David Wargo qualifies as an independent director of our company.
Our board of directors has appointed John C. Malone and Michael T. Fries, neither of whom is an independent director, to an executive committee of the board, which is empowered to exercise all the powers and authority of the full board in managing our company between board meetings, except as specifically prohibited by the Companies Act or limited by our board of directors.
Board Leadership Structure
Our board of directors has the authority to determine whether the offices of chairman of the board and chief executive officer should be held by the same or different persons. Since June 2005, these offices have been divided between John C. Malone and Michael T. Fries, respectively, and our board believes that this division continues to be appropriate for our company and its shareholders. The separation of these two roles allows Mr. Fries, our chief executive officer and president (CEO), to focus his energies on actively directing the management of our global operations, including the development and execution of approved strategies and business plans, providing leadership to our executives and employees and representing our company to business partners, investors and the media. Our chairman of the board, with his extensive industry background and public company board experience, provides guidance to our CEO and strong leadership to our board in its consideration of strategic objectives and associated risks, oversight of our management’s and company’s performance, and monitoring of our corporate governance processes. We have no policy that requires the positions of chairman and CEO to be separate or combined and we may reconsider our leadership structure from time to time based on the situation at that time.
Risk Oversight
Our management team is responsible for identifying and managing risk related to our company and its significant business activities. Our board of directors has oversight responsibility for the risk management process implemented by management. Our board, as a whole and through its committees, actively performs this role through regular briefings from and discussions with senior management and periodic in-depth sessions on specific topics. For certain risk topics as discussed below, a board committee will have initial responsibility for exercising this oversight role, with the chair of the relevant committee reporting to the full board as necessary or appropriate.
Full Board
At each regularly scheduled board meeting, our board receives reports from our CEO and other members of senior management with respect to their business unit or functional area, which include information relating to general and specific risks facing our company. For our business units, these reports will address, among other things, material business-specific risks, such as competitive challenges, regulatory initiatives and risks related to operational execution, as well as macro-economic and political risks. Functional area reports cover our capital structure, liquidity, foreign currency exposure, credit and equity market conditions, developments in technology, legal and regulatory compliance, and talent management and compensation programs. In-depth presentations are made by senior management in connection with our board’s consideration of acquisition opportunities and new strategic initiatives, which include a discussion of material risks to achieving the business case for the proposed transaction or project. Periodically, a more detailed review of a specific country of operation will be provided by the local management team or a specific topic of interest, such as technology developments, will be explored in greater depth, at a regularly scheduled or a special board meeting or during an off-site visit. Our board of directors also makes annual site visits to different countries in which we operate and has periodic strategy retreats with invited members of senior management. Our senior management’s attendance at board meetings, the site visits and strategy retreats provide frequent opportunities for our directors to interact with members of our management team individually to understand and provide input on relevant risk exposures. Also, through its review of our strategies and objectives, budgets and business plans, our board of directors sets the direction for appropriate risk taking within our operations.
Committees
Each board committee considers and addresses risk as it performs its committee responsibilities, and the individual committee chairpersons provide reports to the full board that may include a discussion of risks initially overseen by the committees.
Our audit committee has oversight responsibility for the qualifications and independence of our independent auditor, the performance of our internal audit function and the operation of our ethics compliance reporting process. In addition, our audit committee has oversight responsibility with respect to management’s processes and activities relating to the reliability and integrity of our accounting policies, financial reporting practices and financial statements. The senior officer of our internal audit and compliance group reports to the audit committee and assists the committee with its review of relevant risks within its oversight responsibility and of our internal controls. In particular, such group has the primary responsibility for evaluating management’s internal control over financial reporting, as well as responsibility for monitoring and testing our company-wide policies, procedures and internal controls for other compliance and operational risks included in the annual internal audit plan reviewed and approved by the audit committee. Senior officers of our finance and accounting groups attend all regularly scheduled audit committee meetings and either they or members of their teams provide in-depth reports on a periodic basis and when requested by the audit committee. Such reports include changes in accounting rules that may have a significant effect on our financial statements, tax planning and risks, and risks associated with liquidity, covenant compliance, currency and interest rate hedging positions and stability of counterparties. On an annual basis, such senior officers present to the committee a report on key financial statement risks, the level of such risks and how such risks are being monitored. Our audit committee also oversees our processes and practices with respect to our enterprise risk management assessment, and receives reports and presentations from areas of the business that have been identified through the risk management assessment as may pose a significant risk for the company. The audit committee also receives reports on complaints received through our ethics compliance reporting process and the status of investigations into such complaints. Additional functions of the audit committee are described under Committees of the Board of Directors and Attendance—Audit Committee below.
Our compensation committee reviews and either approves or recommends to the full board for its approval the compensation programs for members of our senior management, including our executive officers. It also administers and approves equity grants and performance award programs to certain of our employees under the Liberty Global 2014 Incentive Plan (Amended and Restated effective February 24, 2015) (the 2014 Incentive Plan). In fulfilling these duties, the compensation committee also has oversight responsibility with respect to risks related to the design and implementation of these programs and awards. To assist the compensation committee in discharging this responsibility, our global human resources group provides reports on the design and administration of incentive programs and the safeguards in effect to avoid encouraging unnecessary or excessive risk taking.
Our nominating and corporate governance committee has oversight responsibility with respect to risks related to our governance, including board and director performance and governance guidelines. It supervises annual evaluations of the performance of our board of directors and our individual director nominees. Each of our committees completes its own periodic self-evaluation on performance and reports its findings to our full board when appropriate. Our nominating and corporate governance committee also conducts periodic reviews of our governance guidelines.
Our succession planning committee is responsible for developing a CEO candidate profile and qualifications that meets the leadership needs of Liberty Global. In the event of a CEO absence, it will evaluate candidates for the CEO position based on such profile and qualifications.

Risk Assessment of Compensation Programs
Consistent with SEC requirements, we assess annually our company’s compensation programs and have concluded that our compensation policies and practices do not create risks that are reasonably likely to have a material adverse effect on our company taken as a whole. Our global human resources group reviewed the performance-based compensation programs for all corporate-level employees in our corporate offices in the U.K., the U.S. and the Netherlands, and for our country-level managing directors and chief financial officers in each of our operations. It also reviewed over 80 annual bonus and sales/commission plans in place at our operating companies to identify the presence or lack of certain features that would impact organizational risk. Further, it analyzed total compensation costs (including salaries, commissions, bonuses, severance, fringe benefits and employee training and development costs) for each country of operation as a percentage of that country’s revenue. Finally, it reviewed its own policies and procedures for the administration and governance of these programs for corporate-level employees and for managing directors and chief financial officers in each operation and related entity-level controls. The scope and results of this review were presented to the compensation committee of our board.
Code of Business Conduct and Code of Ethics
We have adopted a code of business conduct that applies to all of our employees, directors and officers. In addition, we have adopted a code of ethics for our CEO and senior financial officers and the chief executive officers and senior financial officers at our operating companies, which constitutes our “code of ethics” within the meaning of Section 406 of the Sarbanes-Oxley Act of 2002 (the Sarbanes-Oxley Act). Both codes are available on our website at www.libertyglobal.com.
Political Contributions
We did not make any political contributions during 2015. Our code of business conduct prohibits the use of company funds and assets for political contributions to political parties, political party officials and candidates for office, unless approved by our general counsel. Additionally, our charitable giving programs available to employees prohibit political contributions by our company. At this meeting, we are requesting that our shareholders authorize the company to make or incur payments not to exceed $1.0 million in the aggregate for political donations (including donations to political organizations and political parties) and political expenditures, during the period beginning on the date of the AGM and expiring at the next annual general meeting of Liberty Global. For further information on this resolution, please see Resolution 8 below.
Shareholder Communication with Directors
Our shareholders and other interested parties may send communications to our board of directors or to individual directors by mail addressed to the board of directors or to an individual director c/o Liberty Global plc, 161 Hammersmith Road, London W6 8BS, U.K. Attn: General Counsel. Communications from our shareholders will be forwarded to our directors on a timely basis.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
Security Ownership of Certain Beneficial Owners
The following table sets forth information, to the extent known by us or ascertainable from public filings, concerning our ordinary shares beneficially owned by each person or entity known by us to own more than 5% of any class of our outstanding voting shares.
Except as otherwise indicated in the notes to the table, the security ownership information is given as of April 1, 2016 and, in the case of percentage ownership information, is based upon (1) 252,929,858 Liberty Global Class A shares, (2) 10,805,850 Liberty Global Class B shares, (3) 576,899,089 Liberty Global Class C shares, (4) 12,649,786 LiLAC Class A shares, (5) 540,089 LiLAC Class B shares and (6) 30,779,988 LiLAC Class C shares, in each case, outstanding on that date. Beneficial ownership of our Liberty Global Class C shares and LiLAC Class C shares is set forth below only to the extent known by us or ascertainable from public filings. Our Liberty Global Class C shares and LiLAC Class C shares are, however, non-voting and, therefore, in the case of voting power, are not included.
Ordinary shares issuable on or within 60 days after April 1, 2016, upon exercise of options or stock appreciation rights (SARs), vesting of restricted share units (RSUs), conversion of convertible securities or exchange of exchangeable securities, are deemed to be outstanding and to be beneficially owned by the person holding the options, SARs, RSUs or convertible or exchangeable securities for the purpose of computing the percentage ownership of that person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Also, for purposes of the following presentation, beneficial ownership of our Liberty Global Class B shares and LiLAC Class B shares, although convertible on a one-for-one basis into our Liberty Global Class A shares and LiLAC Class A shares, respectively, is reported as beneficial ownership of our Liberty Global Class B shares and LiLAC Class B shares only, and not as beneficial ownership of our Liberty Global Class A shares and LiLAC Class A shares, as the case may be. The percentage of voting power is presented on an aggregate basis for each person or entity named below.

Name and Address of Beneficial Owner	Title of Class	Amount and Nature of Beneficial Ownership		Percent of Class	Voting Power
John C. Malone	Liberty Global Class A	1,115,939	(1)(2)(3)(4)	*	24.7%
c/o Liberty Global plc	Liberty Global Class B	8,787,373	(2)(4)(5)	81.3%
161 Hammersmith Road	Liberty Global Class C	11,850,113	(1)(2)(3)(6)	2.1%
London W6 8BS U.K.	LiLAC Class A	55,796	(1)(2)(3)(4)	*
	LiLAC Class B	439,368	(2)(4)(5)	81.4%
	LiLAC Class C	653,616	(1)(2)(3)(6)	2.1%

Robert R. Bennett	Liberty Global Class A	208	(7)	*	2.8%
c/o Liberty Media Corporation	Liberty Global Class B	993,552	(7)	9.2%
12300 Liberty Boulevard	LiLAC Class A	10	(7)	*
Englewood, CO 80112	LiLAC Class B	49,572	(7)	9.2%

BlackRock, Inc.	Liberty Global Class A	17,651,611	(8)	7.0%	4.8%
55 East 52nd Street	Liberty Global Class B	—		—
New York, NY 10022	LiLAC Class A	423,663	(9)	3.3%
	LiLAC Class B	—		—

Name and Address of Beneficial Owner	Title of Class	Amount and Nature of Beneficial Ownership		Percent of Class	Voting Power
Capital World Investors	Liberty Global Class A	13,923,574	(10)	5.5%	3.8%
A division of Capital Research and Management Company	Liberty Global Class B	—		—
333 South Hope Street	LiLAC Class A	341,598	(9)	2.7%
Los Angeles, CA 90071	LiLAC Class B	—		—

FMR LLC	Liberty Global Class A	14,224,040	(11)	5.6%	4.1%
245 Summer Street	Liberty Global Class B	—		—
Boston, MA 02210	LiLAC Class A	1,206,087	(12)	9.5%
	LiLAC Class B	—		—

Kora Management LP	Liberty Global Class A	—		—	*
55 Prospect Street, Suite 310	Liberty Global Class B	—		—
Brooklyn, NY 11201	LiLAC Class A	792,466	(13)	6.3%
	LiLAC Class B	—		—

New Mountain Vantage	Liberty Global Class A	—		—	*
Advisors L.L.C.	Liberty Global Class B	—		—
787 Seventh Avenue, 49th Floor	LiLAC Class A	674,974	(14)	5.3%
New York, NY 10019	LiLAC Class B	—		—
_______________
* Less than one percent.

(1)
Includes 90,303 Liberty Global Class A shares, 680,041 Liberty Global Class C shares, 4,515 LiLAC Class A shares and 34,002 LiLAC Class C shares held by Mr. Malone’s spouse, as to which shares Mr. Malone has disclaimed beneficial ownership.

(2)
Includes 48,000 Liberty Global Class A shares, 110,148 Liberty Global Class B shares, 56,444 Liberty Global Class C shares, 2,400 LiLAC Class A shares, 5,507 LiLAC Class B shares and 14,222 LiLAC Class C shares held by two trusts managed by an independent trustee, of which the beneficiaries are Mr. Malone’s adult children. Mr. Malone has no pecuniary interest in the trusts, but he retains the right to substitute the assets held by the trusts. Mr. Malone has disclaimed beneficial ownership of the shares held in the trusts. Also, includes 8,677,225 Liberty Global Class B shares, 7,117,225 Liberty Global Class C shares, 433,861 LiLAC Class B shares and 375,861 LiLAC Class C shares held by a trust with respect to which Mr. Malone is the sole trustee and, with his spouse, retains a unitrust interest in the trust (the Malone Trust).

(3)
Includes 25,459 Liberty Global Class A shares, 58,208 Liberty Global Class C shares, 1,273 LiLAC Class A shares and 2,922 LiLAC Class C shares that are subject to options, which were exercisable as of, or will be exercisable within 60 days of, April 1, 2016.

(4)
The Irrevocable Undertaking, dated as of November 16, 2015, from Mr. Malone to Cable & Wireless Communications Plc (CWC) contains provisions relating, in certain circumstances, to the voting (subject to certain restrictions) of certain Liberty Global Class A shares, Liberty Global Class B shares, LiLAC Class A shares and LiLAC Class B shares beneficially owned by Mr. Malone and the transferability of such shares. Mr. Malone expressly disclaims the existence of and membership in a group with CWC.

(5)
Based on the Schedule 13D/A (Amendment No. 7) of Mr. Malone filed with the SEC on February 18, 2014, pursuant to a letter agreement dated as of February 13, 2014, among Michael T. Fries, our CEO and one of our directors, Mr. Malone and the Malone Trust have agreed that, for so long as Mr. Fries is employed as a principal executive officer by us or serving on our board of directors, (a) in the event the Malone Trust or any permitted transferee (as defined in the letter agreement) is not voting the Liberty Global Class B shares and LiLAC Class B shares owned by the Malone Trust, Mr. Fries will have the right to vote such Liberty Global Class B shares and LiLAC Class B shares and (b) in the event the Malone Trust or any permitted transferee determines to sell such Liberty Global Class B shares and LiLAC Class B shares, Mr. Fries (individually or through an entity he controls) will have an exclusive right to negotiate to purchase such shares, and if the parties fail to come to an agreement and the Malone Trust or any permitted transferee subsequently intends to enter into a sale transaction with a third party, Mr. Fries (or an entity controlled by him) will have a right to match the offer made by such third party.

(6)
Includes 2,200,000 Liberty Global Class C shares and 110,000 LiLAC Class C shares subject to a long-dated post-paid variable forward sale contract with an unaffiliated counterparty, divided into 20 components each of 110,000 Liberty Global Class C shares and 5,500 LiLAC Class C shares. The components mature on sequential trading days beginning on August 17, 2017 and ending on September 14, 2017.

(7)
The number of Liberty Global Class A shares, Liberty Global Class B shares, LiLAC Class A shares and LiLAC Class B shares is based upon a Form 8.3 dated November 4, 2015, submitted by Mr. Bennett pursuant to the U.K. Takeover Code. Based on his Schedule 13D/A (Amendment No. 1) dated March 6, 2014, filed by Mr. Bennett with the SEC on April 3, 2014, Mr. Bennett has sole voting and dispositive power over the Liberty Global Class A shares and Liberty Global Class B shares reported. Of the shares reported, the Schedule 13D/A shows Mr. Bennett and his spouse jointly owning 749,539 Liberty Global Class B shares and Hilltop Investments, LLC, which is jointly owned by Mr. Bennett and his spouse, owning 232,334 Liberty Global Class B shares.

(8)
The number of Liberty Global Class A shares is based upon the Schedule 13G/A (Amendment No. 2) for the year ended December 31, 2015, filed with the SEC on January 26, 2016, by BlackRock, Inc. as a parent holding company of various subsidiaries, which together beneficially own the shares. The Schedule 13G/A reflects that BlackRock, Inc. has sole voting power over 15,031,058 of the Liberty Global Class A shares. It has sole dispositive power over all of the Liberty Global Class A shares.

(9)	The number of shares for the respective shareholder is based upon their respective Form 13F for the quarter ended December 31, 2015.

(10)
The number of Liberty Global Class A shares is based upon the Schedule 13G/A (Amendment No. 2) for the year ended December 31, 2015, filed with the SEC on February 12, 2016, by Capital World Investors as a result of Capital Research and Management Company acting as investment advisor to various investment companies, including EuroPacific Growth Fund. The Schedule 13G/A reflects that Capital World Investors has sole voting and dispositive power over the Liberty Global Class A shares. EuroPacific Growth Fund filed with the SEC a Schedule 13G/A (Amendment No. 1) for the year ended December 31, 2015 on February 16, 2016, reporting beneficial ownership over 7,194,500 of the Liberty Global Class A shares reported by Capital World Investors and states under certain circumstances it may vote these shares.

(11)
The number of Liberty Global Class A shares is based upon the Schedule 13G/A (Amendment No. 1) for the year ended December 31, 2015, filed with the SEC on February 12, 2016, by FMR LLC, as a parent holding company of various subsidiaries, Edward C. Johnson III and Abigail P. Johnson, which together beneficially own the shares. The Schedule 13G/A reflects that FMR Co. Inc. owns at least 5% of the shares. The family of Edward C. Johnson III, including Abigail P. Johnson, hold 49% of the voting power of FMR LLC. The Schedule 13G/A reflects that FMR LLC has sole voting power over 818,676 of the Liberty Global Class A shares and sole dispositive power over all of the Liberty Global Class A shares.

(12)
The number of LiLAC Class A shares is based upon the Schedule 13G/A (Amendment No. 1) for the year ended December 31, 2015, filed with the SEC on February 12, 2016, by FMR LLC, as a parent holding company of various subsidiaries, Edward C. Johnson III and Abigail P. Johnson, which together beneficially own the shares. The Schedule 13G/A reflects that FMR Co. Inc. owns at least 5% of the shares. The Schedule 13G/A reflects FMR LLC has sole voting power over 121,211 of the LiLAC Class A shares and sole dispositive power over all of the LiLAC Class A shares.

(13)
The number of LiLAC Class A shares is based upon the Schedule 13G/A (Amendment No. 1) for the year ended December 31, 2015, filed with the SEC on February 16, 2016, by Kora Management LP, as investment manager to Kora Master Fund LP. The Schedule 13G/A reflects that Kora Management LP has sole voting and sole dispositive power over all of the LiLAC Class A shares.

(14)
The number of LiLAC Class A shares is based upon the Schedule 13G/A (Amendment No. 1) for the year ended December 31, 2015, filed with the SEC on February 16, 2016, by the New Mountain Vantage Advisors L.L.C. as an investment advisor to certain private funds and investment entities and Steven B. Klinsky as managing member of New Mountain Capital Group L.L.C., which is the managing member of New Mountain Vantage Advisors L.L.C. The Schedule 13G/A reflects that New Mountain Vantage Advisers, L.L.C. has shared voting power and shared dispositive power over all of the LiLAC Class A shares.

Security Ownership of Management
The following table sets forth information with respect to the beneficial ownership by each of our directors and each of our named executive officers as described below, and by all of our directors and executive officers as a group, of each class of our outstanding shares.
The security ownership information is given as of April 1, 2016 and, in the case of percentage ownership information, is based upon (1) 252,929,858 Liberty Global Class A shares, (2) 10,805,850 Liberty Global Class B shares, (3) 576,899,089 Liberty Global Class C shares, (4) 12,649,786 LiLAC Class A shares, (5) 540,089 LiLAC Class B shares and (6) 30,779,988 LiLAC Class C shares, in each case, outstanding on that date. Although beneficial ownership of our Liberty Global Class C shares and LiLAC Class C shares is set forth below, our Liberty Global Class C shares and LiLAC Class C shares are non-voting and, therefore, in the case of voting power, are not included. The percentage of voting power is presented on an aggregate basis for each person or group listed below.
Ordinary shares issuable on or within 60 days after April 1, 2016, upon exercise of options or SARs, vesting of RSUs, conversion of convertible securities or exchange of exchangeable securities, are deemed to be outstanding and to be beneficially owned by the person holding the options, SARs, RSUs or convertible or exchangeable securities for the purpose of computing the percentage ownership of that person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person. For purposes of the following presentation, beneficial ownership of our Liberty Global Class B shares and LiLAC Class B shares, although convertible on a one-for-one basis into our Liberty Global Class A shares and LiLAC Class A shares, respectively, is reported as beneficial ownership of our Liberty Global Class B shares and LiLAC Class B shares only, and not as beneficial ownership of our Liberty Global Class A shares and LiLAC Class A shares, as the case may be.
So far as is known to us, the persons indicated below have sole voting power with respect to the ordinary shares indicated as owned by them, except as otherwise stated in the notes to the table. With respect to certain of our executive officers and directors, the number of shares indicated as owned by them includes shares held by the 401(k) Plan as of March 31, 2016, for their respective accounts.

Name and Address of Beneficial Owner	Title of Class	Amount and Nature of Beneficial Ownership		Percent of Class	Voting Power
John C. Malone	Liberty Global Class A	1,115,939	(1)(2)(3)(5)(6)	*	24.7%
Chairman of the Board	Liberty Global Class B	8,787,373	(2)(3)(4)	81.3%
	Liberty Global Class C	11,850,113	(1)(2)(5)(6)(7)	2.1%
	LiLAC Class A	55,796	(1)(2)(3)(6)	*
	LiLAC Class B	439,368	(2)(3)(4)	81.4%
	LiLAC Class C	653,616	(1)(2)(6)(7)	2.1%

Andrew J. Cole	Liberty Global Class A	24,419	(6)	*	*
Director	Liberty Global Class B	—		—
	Liberty Global Class C	61,074	(6)	*
	LiLAC Class A	1,202	(6)	*
	LiLAC Class B	—		—
	LiLAC Class C	3,017	(6)	*

John P. Cole, Jr.	Liberty Global Class A	57,160	(6)	*	*
Director	Liberty Global Class B	—		—
	Liberty Global Class C	187,294	(6)	*
	LiLAC Class A	2,830	(6)	*
	LiLAC Class B	—		—
	LiLAC Class C	9,314	(6)	*

Miranda Curtis	Liberty Global Class A	140,450	(6)	*	*
Director	Liberty Global Class B	—		—
	Liberty Global Class C	412,861	(6)	*
	LiLAC Class A	6,956	(6)	*
	LiLAC Class B	—		—
	LiLAC Class C	20,445	(6)	*

Name and Address of Beneficial Owner	Title of Class	Amount and Nature of Beneficial Ownership		Percent of Class	Voting Power
John W. Dick	Liberty Global Class A	59,615	(6)	*	*
Director	Liberty Global Class B	—		—
	Liberty Global Class C	180,254	(6)	*
	LiLAC Class A	2,954	(6)	*
	LiLAC Class B	—		—
	LiLAC Class C	8,963	(6)	*

Michael T. Fries	Liberty Global Class A	818,519	(5)(6)(8)(9)	*	2.1%
Director, Chief Executive Officer & President	Liberty Global Class B	666,666	(4)	6.2%
	Liberty Global Class C	2,221,721	(5)(6)(8)(9)	*
	LiLAC Class A	56,231	(6)(8)(9)	*
	LiLAC Class B	33,332	(4)	6.2%
	LiLAC Class C	111,136	(6)(8)(9)	*

Paul A. Gould	Liberty Global Class A	249,939	(6)	*	*
Director	Liberty Global Class B	51,429		*
	Liberty Global Class C	1,066,838	(6)	*
	LiLAC Class A	12,483	(6)	*
	LiLAC Class B	2,571		*
	LiLAC Class C	53,309	(6)	*

Richard R. Green	Liberty Global Class A	37,349	(6)	*	*
Director	Liberty Global Class B	—		—
	Liberty Global Class C	105,948	(6)	*
	LiLAC Class A	1,848	(6)	*
	LiLAC Class B	—		—
	LiLAC Class C	5,267	(6)	*

David E. Rapley	Liberty Global Class A	14,342	(6)	*	*
Director	Liberty Global Class B	—		—
	Liberty Global Class C	50,924	(6)	*
	LiLAC Class A	712	(6)	*
	LiLAC Class B	—		—
	LiLAC Class C	2,691	(6)	*

Larry E. Romrell	Liberty Global Class A	32,659	(6)	*	*
Director	Liberty Global Class B	—		—
	Liberty Global Class C	82,503	(6)	*
	LiLAC Class A	1,628	(6)	*
	LiLAC Class B	—		—
	LiLAC Class C	4,222	(6)	*

JC Sparkman	Liberty Global Class A	46,064	(6)	*	*
Director	Liberty Global Class B	—		—
	Liberty Global Class C	127,146	(6)	*
	LiLAC Class A	2,297	(6)	*
	LiLAC Class B	—		—
	LiLAC Class C	6,377	(6)	*

J. David Wargo	Liberty Global Class A	65,940	(5)(6)(10)	*	*
Director	Liberty Global Class B	—		—
	Liberty Global Class C	196,233	(5)(6)(10)	*
	LiLAC Class A	3,286	(5)(6)(10)	*
	LiLAC Class B	—		—
	LiLAC Class C	9,794	(5)(6)(10)	*

Name and Address of Beneficial Owner	Title of Class	Amount and Nature of Beneficial Ownership		Percent of Class	Voting Power
Charles H.R. Bracken	Liberty Global Class A	121,983	(6)	*	*
Executive Vice President & Co-Chief Financial Officer	Liberty Global Class B	—		—
	Liberty Global Class C	436,904	(6)	*
	LiLAC Class A	8,460	(6)	*
	LiLAC Class B	—		—
	LiLAC Class C	22,628	(6)	*

Bernard G. Dvorak	Liberty Global Class A	315,791	(5)(6)(8)(11)	*	*
Executive Vice President & Co-Chief Financial Officer	Liberty Global Class B	—		—
	Liberty Global Class C	1,159,060	(5)(6)(8)(11)	*
	LiLAC Class A	15,758	(6)(8)(11)	*
	LiLAC Class B	—		—
	LiLAC Class C	58,124	(6)(8)(11)	*

Diederik Karsten	Liberty Global Class A	202,163	(6)	*	*
Executive Vice President & Chief Commercial Officer	Liberty Global Class B	—		—
	Liberty Global Class C	571,316	(6)	*
	LiLAC Class A	10,102	(6)	*
	LiLAC Class B	—		—
	LiLAC Class C	28,578	(6)	*

Balan Nair	Liberty Global Class A	262,237	(5)(6)	*	*
Executive Vice President & Chief Technology and Innovation Officer	Liberty Global Class B	—		—
	Liberty Global Class C	808,163	(5)(6)(8)	*
	LiLAC Class A	13,107	(6)	*
	LiLAC Class B	—		—
	LiLAC Class C	41,033	(6)(8)	*

All directors and executive officers as a group (17 persons)	Liberty Global Class A	3,683,183	(12)(13)	1.5%	27.2%
	Liberty Global Class B	9,505,468	(12)	88.0%
	Liberty Global Class C	19,853,262	(12)(13)	3.4%
	LiLAC Class A	201,677	(12)(13)	1.6%
	LiLAC Class B	475,271	(12)	88.0%
	LiLAC Class C	1,055,252	(12)(13)	3.4%
_______________
*    Less than one percent.

(1)
Includes 90,303 Liberty Global Class A shares, 680,041 Liberty Global Class C shares, 4,515 LiLAC Class A shares and 34,002 LiLAC Class C shares held by Mr. Malone’s spouse, as to which shares Mr. Malone has disclaimed beneficial ownership.

(2)
Includes 48,000 Liberty Global Class A shares, 110,148 Liberty Global Class B shares, 56,444 Liberty Global Class C shares, 2,400 LiLAC Class A shares, 5,507 LiLAC Class B shares and 14,222 LiLAC Class C shares held by two trusts managed by an independent trustee, of which the beneficiaries are Mr. Malone’s adult children. Mr. Malone has no pecuniary interest in the trusts, but he retains the right to substitute the assets held by the trusts. Mr. Malone has disclaimed beneficial ownership of the shares held in the trusts. Also, includes 8,677,225 Liberty Global Class B shares, 7,117,225 Liberty Global Class C shares, 433,861 LiLAC Class B shares and 375,861 LiLAC Class C shares held by a trust with respect to which Mr. Malone is the sole trustee and, with his spouse, retains a unitrust interest in the Malone Trust.

(3)
The Irrevocable Undertaking, dated as of November 16, 2015, from Mr. Malone to CWC contains provisions relating, in certain circumstances, to the voting (subject to certain restrictions) of certain Liberty Global Class A shares, Liberty Global Class B shares, LiLAC Class A shares and LiLAC Class B shares beneficially owned by Mr. Malone and the transferability of such shares. Mr. Malone expressly disclaims the existence of and membership in a group with CWC.

(4)
Based on the Schedule 13D/A (Amendment No. 7) of Mr. Malone filed with the SEC on February 18, 2014, pursuant to a letter agreement dated as of February 13, 2014, among Michael T. Fries, our CEO and one of our directors, Mr. Malone and the Malone Trust have agreed that, for so long as Mr. Fries is employed as a principal executive officer by us or serving on our board of directors, (a) in the event the Malone Trust or any permitted transferee (as defined in the letter agreement) is not voting the Liberty Global Class B shares and LiLAC Class B shares owned by the Malone Trust, Mr. Fries will have the right to vote such Liberty Global Class B shares and LiLAC Class B shares and (b) in the event the Malone Trust or any permitted transferee determines to sell such Liberty Global Class B shares and LiLAC Class B shares, Mr. Fries (individually or through an entity he controls) will have an exclusive right to negotiate to purchase such shares, and if the parties fail to come to an agreement and the Malone Trust or any permitted transferee subsequently intends to enter into a sale transaction with a third party, Mr. Fries (or an entity controlled by him) will have a right to match the offer made by such third party.

(5)	Includes shares pledged to the indicated entities in support of one or more lines of credit or margin accounts extended by such entities:

	No. of Shares Pledged
Owner	Liberty Global Class A	Liberty Global Class C	LiLAC Class A	LiLAC Class C	Entity Holding the Shares

John C. Malone	—	726,000	—	—	Merrill Lynch, Pierce, Fenner & Smith Incorporated
John C. Malone	952,177	1,210,195	—	—	Fidelity Brokerage Services, LLC
Michael T. Fries	116,327	905,340	—	—	Morgan Stanley Inc.
J. David Wargo	14,275	42,984	709	2,142	Fidelity Brokerage Services, LLC
Bernard G. Dvorak	15,675	231,995	—	—	UBS Financial Services, Inc.
Balan Nair	71,294	284,064	—	—	UBS Financial Services, Inc.

(6)	Includes shares that are subject to options or SARs, which were exercisable as of, or will be exercisable within 60 days of, April 1, 2016, as follows:

Owner	Liberty Global Class A	Liberty Global Class C	LiLAC Class A	LiLAC Class C

John C. Malone	25,459	58,208	1,273	2,922
Andrew J. Cole	4,993	13,525	248	674
John P. Cole, Jr.	46,256	136,980	2,307	6,840
Miranda Curtis	10,979	31,624	546	1,576
John W. Dick	42,482	136,159	2,119	6,799
Michael T. Fries	337,535	869,441	16,878	43,527
Paul A. Gould	41,005	121,300	2,046	6,056
Richard R. Green	31,979	94,347	1,595	4,710
David E. Rapley	11,557	34,302	574	1,709
Larry E. Romrell	8,171	23,208	405	1,155
JC Sparkman	34,802	103,721	1,735	5,178
J. David Wargo	51,507	152,661	2,570	7,624
Charles H.R. Bracken	114,821	422,579	7,847	21,145
Bernard G. Dvorak	219,413	609,101	10,969	30,470
Diederik Karsten	176,467	480,844	8,822	24,057
Balan Nair	183,724	502,516	9,185	25,141

(7)
Includes 2,200,000 Liberty Global Class C shares and 110,000 LiLAC Class C shares subject to a long-dated post-paid variable forward sale contract with an unaffiliated counterparty, divided into 20 components each of 110,000 Liberty Global Class C shares and 5,500 LiLAC Class C shares. The components mature on sequential trading days beginning on August 17, 2017 and ending on September 14, 2017.

(8)	Includes shares held in the 401(k) Plan as follows:

Owner	Liberty Global Class A	Liberty Global Class C	LiLAC Class A	LiLAC Class C

Michael T. Fries	1,977	13,063	98	653
Bernard G. Dvorak	510	11,399	25	555
Balan Nair	—	6,615	—	314

(9)
Includes 46,200 Liberty Global Class A shares, 283,360 Liberty Global Class C shares, 2,310 LiLAC Class A shares and 14,168 LiLAC Class C shares held by a trust managed by an independent trustee, of which the beneficiaries are Mr. Fries’ children. Mr. Fries has no pecuniary interest in the trust, but he retains the right to substitute the assets held by the trust.

(10)
Includes 158 Liberty Global Class A shares, 556 Liberty Global Class C shares, 7 LiLAC Class A shares and 26 LiLAC Class C shares held in various accounts managed by Mr. Wargo, as to which shares Mr. Wargo has disclaimed beneficial ownership. Also includes 32 Liberty Global Class C shares and one LiLAC Class C share held by Mr. Wargo’s spouse, as to which Mr. Wargo has disclaimed beneficial ownership.

(11)
Includes the following securities held by Mr. Dvorak’s spouse, as to which Mr. Dvorak has disclaimed beneficial ownership: (a) 8,060 Liberty Global Class A shares, 102,327 Liberty Global Class C shares, 379 LiLAC Class A shares and 5,056 LiLAC Class C shares; (b) 63,363 Liberty Global Class A shares, 175,383 Liberty Global Class C shares, 3,167 LiLAC Class A shares and 8,769 LiLAC Class C shares that are subject to options or SARs, which were exercisable as of, or will be exercisable within 60 days of, April 1, 2016, and (c) 1,551 Liberty Global Class A shares, 14,416 Liberty Global Class C shares, 77 LiLAC Class A shares and 707 LiLAC Class C shares held in the 401(k) Plan.

(12)
Includes 192,721 Liberty Global Class A shares, 110,148 Liberty Global Class B shares, 1,122,760 Liberty Global Class C shares, 5,096 LiLAC Class A shares, 5,507 LiLAC Class B shares and 33,473 LiLAC Class C shares held by relatives of certain directors and executive officers or held pursuant to certain trust arrangements or in managed accounts, as to which shares beneficial ownership has been disclaimed.

(13)
Includes 1,498,927 Liberty Global Class A shares, 4,210,907 Liberty Global Class C shares, 77,006 LiLAC Class A shares and 210,616 LiLAC Class C shares that are subject to options or SARs, which were exercisable as of, or will be exercisable or vest within 60 days of, April 1, 2016; 4,038 Liberty Global Class A shares, 47,558 Liberty Global Class C shares, 200 LiLAC Class A shares and 2,316 LiLAC Class C shares held by the 401(k) Plan; and 1,278,634 Liberty Global Class A shares, 3,830,874 Liberty Global Class C shares, 1,283 LiLAC Class A shares and 7,661 LiLAC Class C shares pledged in support of various lines of credit or margin accounts.

Change in Control
We know of no arrangements, including any pledge by any person of our securities, the operation of which may at a subsequent date result in a change in control of our company.
Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Securities Exchange Act of 1934, as amended (the Exchange Act), requires our executive officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than 10% beneficial owners are required by SEC regulation to furnish us with copies of all Section 16 forms they file.
Based solely on a review of the copies of the Forms 3, 4 and 5 and amendments to those forms furnished to us with respect to our most recent fiscal year, or representations that no Forms 5 were required, we believe that, during the year ended December 31, 2015, our executive officers, directors and greater than 10% beneficial owners have complied with all Section 16(a) filing requirements applicable to them, except the following were not timely filed: a Form 5 reporting two gifts by Mr. Sparkman and a Form 4 reporting a sale by Mr. Nair.

RESOLUTIONS 1, 2 and 3

1.	To elect Andrew J. Cole as a director of Liberty Global for a term expiring at the annual general meeting to be held in 2019.

2.	To elect Richard R. Green as a director of Liberty Global for a term expiring at the annual general meeting to be held in 2019.

3.	To elect David E. Rapley as a director of Liberty Global for a term expiring at the annual general meeting to be held in 2019.
Our board of directors currently consists of 12 directors, divided among three classes. Directors in each class serve staggered three-year terms. John P. Cole Jr., a Class III director, has chosen to retire from our board of directors, effective immediately prior to the AGM, and not to seek re-election. Upon Mr. J. Cole’s retirement, our board of directors will consist of 11 directors. Our other Class III directors, whose term will expire at the AGM, are Andrew J. Cole, Richard R. Green and David E. Rapley. These directors are nominated for re-election to our board to continue to serve as Class III directors, and we have been informed that each of them is willing to serve as a director of our company. The term of the Class III directors who are elected at the AGM will expire at the annual general meeting of our shareholders in the year 2019. Our Class I directors, whose term will expire at the annual general meeting of our shareholders in the year 2017, are Miranda Curtis, John W. Dick, JC Sparkman and J. David Wargo. Our Class II directors, whose term will expire at the annual general meeting of our shareholders in the year 2018, are Michael T. Fries, Paul A. Gould, John C. Malone and Larry E. Romrell.
If any nominee should decline re-election or should become unable to serve as a director of our company for any reason before re-election, a substitute nominee may be designated by our board of directors.
We provide below biographical information with respect to the three nominees for election as directors and the eight directors of our company whose term of office will continue after the AGM, including the age of each person, the positions with our company or principal occupation of each person, individual skills and experiences, certain other directorships held and the year each person became a director of our company. The number of our ordinary shares beneficially owned by each director, as of April 1, 2016, is set forth in this proxy statement under the caption Security Ownership of Certain Beneficial Owners and Management—Security Ownership of Management. As indicated in the biographies, our board believes the skills and experiences of each of our nominees, as well as our other directors, qualify them to serve as one of our directors.
Vote and Recommendation
We have majority voting for the election of directors. When a quorum is present, the affirmative vote of a simple majority of the votes cast by the holders of our voting shares (voting together as a single class) is required to elect Messrs. A. Cole, Green and Rapley as Class III members of our board of directors, as provided in resolutions 1, 2, and 3, respectively.
Our board of directors recommends a vote “FOR” the election of each nominee to our board of directors.
Nominees for Election of Directors
Andrew J. Cole, 49, became a director in June 2013 in connection with our acquisition of Virgin Media Inc. (Virgin Media) and is a member of the nominating and corporate governance committee of our board. Until June 2013, he was a director of Virgin Media, then a public company, for almost five years where he also served on its compensation and the nominating and corporate governance committees.
Mr. Cole has served as the chief executive officer of Glow Financial Services Ltd., a private U.K. company, since July 2014. Glow Financial Services is a full service provider of handset and home device financing for wireless carriers and cable companies. Until July 2014, he was the chief executive director of the European division of Asurion Corp., a private entity. He assumed that role in May 2009, after serving as chief marketing officer and senior vice president at Asurion Corp. from April 2007. Asurion Corp. is the world’s largest technology protection company. He is also a director of Arundel Capital, a New York based hedge fund focused on the health-care industry. Mr. Cole has over 20 years of experience working in the telecommunications and media industry with a particular depth of experience in the mobile sector. He has consulted with Orange, Google, Apple, Verizon, Slovakia Telecom and others when he was president of CSMG Advents, a strategic consultancy that focused on the telecommunications media and entertainment markets, from October 2005 to April 2007. Mr. Cole received his Bachelor’s and Master’s Degrees from Bristol University and Oxford University, respectively.

Mr. Cole’s extensive background in the telecommunication and media industry and his particular knowledge and experience in the mobile sector as well as his expertise in marketing and strategy contributes to our board’s evaluation of our mobile business and acquisition and divestiture opportunities and strategies and our capital structure and strengthens our board’s collective qualifications, skills and attributes.
Richard R. Green, 78, has served as one of our directors since December 2008 and is a member of the nominating and corporate governance committee of our board. For over 20 years, Mr. Green served as president and chief executive officer of Cable Television Laboratories, Inc., a non-profit cable television industry research and development consortium (CableLabs®) before retiring in December 2009. While at CableLabs®, Mr. Green oversaw the development of DOCSIS technology, the establishment of common specifications for digital voice and the deployment of interactive television, among other technologies for the cable industry. Prior to joining CableLabs®, he was a senior vice president at PBS (1984 – 1988), where he was instrumental in establishing PBS as a leader in high definition television and digital audio transmission technology, and served as a director of CBS’s Advanced Television Technology Laboratory (1980 – 1983), where he managed and produced the first high definition television programs in December 1981, among other accomplishments. Mr. Green is the author of over 55 technical papers on a variety of topics. In 2012, Mr. Green received the Charles F. Jenkins Lifetime Achievement Award from the Academy of Television Arts & Sciences for the Primetime Emmy Engineering Awards.
Mr. Green is a professor and the director of the Center for Technology Innovation at the University of Denver. He is also a director of Shaw Communications, Inc. (Shaw) (since July 2010), a telecommunications company based in Canada, where he is a member of the audit committee, and a director of Jones/NCTI, a Jones Knowledge Company, which is a workforce performance solutions company for individuals and broadband companies. He is also a member of the board of directors of Liberty Broadband Corporation (since November 2014), where he serves as chairman of its nominating and corporate governance committee and as a member of its audit committee and compensation committee. He is also a member of the boards of directors of several non-profit institutions and is an honorary board member of The Cable Center. In addition, he is a member of the Federal Communications Commission’s Technical Advisory Council and a fellow of the Society of Motion Picture and Television Engineers. He previously was a member of the International Telecommunication Union, a United Nations consultative committee charged with the responsibility for recommending worldwide standards for advanced television services and past chairman of Study Group 9 of such committee. Mr. Green received his Bachelor’s Degree in physics from Colorado College, his Master’s Degree in physics from the State University of New York and a Ph.D. from the University of Washington, where he specialized in astrophysics.
Mr. Green’s extensive professional and executive background and his particular knowledge and experience in the complex and rapidly changing field of technology for broadband communications services contribute to our board’s evaluation of technological initiatives and challenges and strengthen our board’s collective qualifications, skills and attributes.
David E. Rapley, 74, has served as one of our directors since June 2005 and is the chair of the nominating and corporate governance committee and a member of the succession planning committee of our board. He was a director of LGI International, Inc. (LGI International) from May 2004 to June 2005.
Mr. Rapley has over 30 years of experience as a founder, executive, manager and director of various engineering firms. He founded Rapley Engineering in 1985 and, as its president and chief executive officer, oversaw its development into a full service engineering firm at the time of its sale to VECO Corporation (VECO) in 1998. Following the sale, Mr. Rapley served as executive vice president, Engineering of VECO, an Alaska-based firm providing engineering, design, construction and project management services to the energy, chemical and process industries domestically and internationally, until his retirement in December 2001. Until June 2013, Mr. Rapley was a director of Merrick & Co., a private firm providing engineering and other services to domestic and international clients. From 2006 to 2011, Mr. Rapley was chairman of the board of Merrick Canada ULC. Mr. Rapley has authored technical papers on engineering processes and computer systems. He is a graduate of Hendon College of Technology (England), with a degree in mechanical engineering.
Mr. Rapley is a director of Liberty Media Corporation (LMC), which owns interests in a broad range of media, communications and entertainment businesses, and of Liberty Interactive Corporation (LIC), which owns interests in a broad range of video and online commerce businesses. He has been a director of LMC, LIC and their predecessors since 2002. He currently serves on LMC’s compensation committee and is the chairman of its nominating and governance committee, and he currently serves on LIC’s audit committee and its compensation committee and is the chairman of its nominating and governance committee.

Mr. Rapley’s significant professional and business background as an engineer, entrepreneur and executive contributes to our board’s consideration of technological initiatives and challenges and strengthens our board’s collective qualifications, skills and attributes.
Directors Whose Term Expires in 2017
Miranda Curtis, 60, has served as one of our directors since June 2010 and is a member of the audit, the nominating and corporate governance and the succession planning committees of our board. Until March 31, 2010, Ms. Curtis was the president of our Liberty Global Japan division. She served as senior vice president of one of our predecessors, LGI International, and president of its Asia division from March 2004 to June 2005.
Ms. Curtis has over 30 years of experience in the international media and telecommunications industry, starting with the international distribution of programming for the BBC before moving to the U.K. cable industry. She joined the predecessor of our subsidiary, Liberty Media International Holdings, LLC (LMINT), in 1992 when it was formed as the international division of Tele-Communications, Inc. (TCI). Thereafter, she assumed executive positions of increasing responsibility at this company, with a primary focus on business development and the management of complex international distribution and content joint ventures. As executive vice president (1996 – 1999) and then president (1999 – 2004) of LMINT, she oversaw all cable and programming investments of TCI and subsequently LIC (then known as Liberty Media Corporation), in Japan, the U.K. and Continental Europe. She was responsible for the negotiation, oversight and management of a joint venture with Sumitomo Corporation that led to the formation of Jupiter Telecommunications Co. Ltd. (J:COM), the largest multiple cable system operator in Japan, and Jupiter TV Co., Ltd., a leading provider of content services to the Japanese cable and satellite industries, as well as other content ventures in Europe and Asia. Ms. Curtis’ employment as an officer of our company terminated following the sale of substantially all of our investments in Japan in February 2010.
Ms. Curtis is a director of the U.K. public company Marks & Spencer plc (since February 2012), a retailer of clothing and home products where she is also a member of the audit committee, and chairman of the board of Waterstones Booksellers Ltd. (since October 2011), a book retailer. She is also a member of the Board of Governors of the Institute for Government, a non-profit organization in the U.K. working to increase government effectiveness, and is involved in a number of philanthropic organizations. Ms. Curtis’ prior public company board experiences include serving as a non-executive director of Telewest Communications plc (1998 – 2002), at the time the second largest multiple cable system operator in the U.K., Flextech plc (1998 – 2000), at the time a leading supplier of basic tier channels to the U.K. pay television market, J:COM (2005 – March 2010), and National Express Group plc, an international public transport group (2008 – 2011). Ms. Curtis was also a member of the compensation committee for each of Telewest Communications plc and J:COM. She is a graduate of the University of Durham, England.
Ms. Curtis’ significant business and executive background in the media and telecommunication industries and her particular knowledge of, and experience with all aspects of international cable television operations and content distribution contribute to our board’s consideration of operational developments and strategies and strengthen our board’s collective qualifications, skills and attributes.
John W. Dick, 78, has served as one of our directors since June 2005 and is a member of the audit and the nominating and corporate governance committees of our board. He was a director of UnitedGlobalCom LLC (UGC) from March 2003 until UGC’s business combination with LGI International. Mr. Dick has over 40 years of experience as a founder, director and chairman of public and private companies in a variety of industries, including real estate, automotive, telecommunications, oil exploration and international shipping based in a number of countries and regions, including the U.S., Canada, Europe, Australia, Russia, China and Africa.
Currently, Mr. Dick serves as a director and non-executive chairman of the board of O3B Networks Limited, a private company which is building a new fiber-quality, satellite-based, global internet backbone connecting telecommunications operators and internet service providers in emerging markets with the networks of developed countries. He also served as a director of Austar United Communications Ltd. (Austar) from 2002 until its sale in May 2012. In addition, Mr. Dick was a director and non-executive chairman of the board of Terracom Broadband, a private company that developed and operated a fiber-based internet network and a digital cellular network in Rwanda, and following its purchase by Terracom Broadband, of

Rwandatel, the incumbent telephone company in Rwanda, until the sale of these companies in 2007. From 1984 to December 2007, he was a director and non-executive chairman of the board of Hooper Industries Group, a privately held U.K. group consisting of: Hooper and Co (Coachbuilders) Ltd. (building special bodied Rolls Royce and Bentley motorcars), Hooper Industries (China) (providing industrial products and components to Europe and the U.S.) and, until 2002, MetroCab UK (manufacturing London taxicabs) and Moscab (a joint venture with the Moscow city government to produce Metrocabs for Russia). Mr. Dick is a graduate of Wheaton College, Illinois (B.A. Political Science and Economics) and University of Toronto School of Law.
Mr. Dick’s extensive business background in a variety of industries and countries and his particular knowledge as an experienced board member of various entities that have evaluated and developed business opportunities in international markets contribute to our board’s consideration of strategic options and strengthen our board’s collective qualifications, skills and attributes.
JC Sparkman, 83, has served as one of our directors since June 2005 and is the chair of the compensation committee and a member of the nominating and corporate governance and the succession planning committees of our board. He was a director of LGI International, from November 2004 to June 2005. Mr. Sparkman has over 30 years of experience in the cable television industry. He was executive vice president and chief operating officer of TCI for eight years until his retirement in 1995. During his over 26 years with TCI, he held various management positions of increasing responsibility, overseeing TCI’s cable operations as that company grew through acquisitions, construction of new networks and expansion of existing networks into the largest multiple cable system operator in the U.S. at the time of his retirement. In September 1999, he co-founded Broadband Services, Inc., a provider of asset management, logistics, installation and repair services for telecommunications service providers and equipment manufacturers domestically and internationally. He served as chairman of the board and co-chief executive officer of Broadband Services until December 2003.
Mr. Sparkman is an experienced public company board member. Since 1994, he has been a director of Shaw, and he is a member of the executive and human resources and compensation committees of Shaw’s board. He is also a director and member of the compensation committee of Universal Electronics, Inc. (since 1998), a global leader in wireless control technology.
Mr. Sparkman’s significant background as an executive and board member and his particular knowledge of, and experience with, all aspects of cable television operations contribute to our board’s consideration of operational developments and strategies, provide insight into other public company board practices and strengthen our board’s collective qualifications, skills and attributes.
J. David Wargo, 62, has served as one of our directors since June 2005 and is a member of the audit and the nominating and corporate governance committees of our board. He was a director of LGI International, from May 2004 to June 2005. Mr. Wargo has over 35 years of experience in investment research, analysis and management. He is the founder and president of Wargo & Company, Inc., a private company specializing in investing in the communications industry since 1993. Mr. Wargo is a co-founder and was a member of New Mountain Capital, LLC from 2000 to 2008. Prior to starting Wargo & Company, he was a managing director and senior analyst of The Putnam Companies (1989 – 1992), senior vice president and a partner in Marble Arch Partners (1985 – 1989) and senior analyst and a partner in State Street Research and Management Company (1978 – 1985). Mr. Wargo received his Bachelor’s Degree in physics and Master’s Degree in nuclear engineering from Massachusetts Institute of Technology (M.I.T.) and an M.B.A. from M.I.T.’s Sloan School of Management.
Mr. Wargo is a director of (a) Discovery Communications, Inc. (since September 2008), where he is also a member of the audit committee and chair of the nominating and corporate governance committee, (b) Strayer Education, Inc. (since March 2001), where he is chairman of the compensation committee, (c) Liberty TripAdvisor Holdings, Inc. (since August 2014), where he is also a member of the audit committee, the compensation committee and the chairman of the nominating and corporate governance committee, and (d) Liberty Broadband Corporation (since March 2015), where he is also a member of the audit committee, the compensation committee and the nominating and corporate governance committee. In addition, he is a director of the private company Vobile, Inc. His previous board experience includes the following public companies: Discovery Holding Company (2005 – 2008), Fun Technologies Inc. (2007 – 2008), OpenTV Corp. (2002 – 2007), On Command Corporation (1998 – 2003), Gemstar-TV Guide International, Inc. (2000 – 2001) and TV Guide, Inc. (and its predecessor) (1996 – 2000).
Mr. Wargo’s extensive background in investment analysis and management and as a public company board member and his particular knowledge of, and experience with, finance and capital markets contribute to our board’s consideration of our capital structure and evaluation of investment and financial opportunities and strategies, provide insight into other public company board practices and strengthen our board’s collective qualifications, skills and attributes.

Directors Whose Term Expires in 2018
Michael T. Fries, 53, has served as our chief executive officer, president and vice chairman of our board since June 2005. He was chief executive officer of UGC from January 2004 until the businesses of UGC and LGI International were combined under our predecessor LGI.
Mr. Fries has nearly 30 years of experience in the cable and media industry, starting with the investment banking division of PaineWebber Incorporated where he specialized in domestic and international transactions for media companies before joining the management team of UGC’s predecessor in 1990 shortly after its formation. As senior vice president, Business Development, of UGC’s predecessor from 1990 to 1995, Mr. Fries was responsible for managing its global acquisitions and new business development functions, which included investing in, acquiring or launching multichannel distribution or programming businesses in over 20 countries around the world. From 1995 to 1998, he was president of the Asia/Pacific division and, among other duties, managed the formation and operational launch of the business and subsequent flotation of the stock of Austar, then an Australia public company and one of our subsidiaries. He was promoted to president and chief operating officer in 1998 and chief executive officer of UGC in 2004. During this period, he oversaw UGC’s growth across all business units and geographic territories into a leading international broadband communications provider. He also managed UGC’s financial and strategic initiatives, including various transactions with LIC, then known as Liberty Media Corporation, and LGI International from 1998 to 2005 that led up to and culminated in the formation of our predecessor LGI.
Currently, Mr. Fries is a director of Lions Gate Entertainment Corp. (since November 2015) and Grupo Television S.A.B. (since April 2015). Previously, he served as a director of UGC and its predecessor from 1999 to 2005. Mr. Fries was chairman of the supervisory boards of two UGC publicly-held European subsidiaries, UPC (1998 – 2003) and Priority Telecom N.V. (2002 – 2006). He also served as executive chairman of Austar from 1999 until 2003, and thereafter as non-executive chairman of Austar until its sale in May 2012. Mr. Fries is a director of CableLabs®, The Cable Center, the non-profit educational arm of the U.S. cable industry, and various other non-profit and privately held corporate organizations. He serves as a Telecom Governor and Steering Committee member of the World Economic Forum. Mr. Fries received his Bachelor’s Degree from Wesleyan University (where he is a member of the board of trustees) and his Master’s of Business Administration from Columbia University.
Mr. Fries’ significant executive experience building and managing international distribution and programming businesses, in-depth knowledge of all aspects of our current global business and responsibility for setting the strategic, financial and operational direction for our company contribute an insider’s perspective to our board’s consideration of the strategic, operational and financial challenges and opportunities of our business, and strengthen our board’s collective qualifications, skills and attributes.
Paul A. Gould, 70, has served as one of our directors since June 2005 and is the chair of the audit committee and a member of the nominating and corporate governance and the succession planning committees of our board. He was a director of UGC from January 2004 until UGC’s business combination with LGI International.
Mr. Gould has over 40 years of experience in the investment banking industry. He is a managing director of Allen & Company, LLC, a position that he has held for more than the last five years, and is a senior member of Allen & Company’s mergers and acquisitions advisory practice. In that capacity, he has served as a financial advisor to many Fortune 500 companies, principally in the media and entertainment industries. Mr. Gould joined Allen & Company in 1972. In 1975, he established Allen Investment Management, which manages capital for endowments, pension funds and family offices.
Currently, Mr. Gould is a director of Ampco-Pittsburgh Corporation (since 2002), Discovery Communications, Inc. (since September 2008), where he is a member of the compensation committee, and the private company O3B Networks Limited. His committee experience includes audit, executive, compensation, corporate governance and investment. In addition, Mr. Gould serves on the board of trustees of Cornell University, where he is the chair of its investment committee; serves as an overseer for Weill Cornell Medical College; and serves on the boards of the Wildlife Conservation Society, where he is the chair of its investment committee, and the New School University. He is also a member of the advisory committee to the International Monetary Fund’s investment committee. Mr. Gould’s previous board experience includes the following public companies: DIRECTV (2009 – 2010), LIC (and its predecessor) (2001 – 2009), Discovery Holding Company (2005 – 2008), The DirecTV Group, Inc. (2009) and On Command Corporation (2002 – 2003). He attended Cornell University and received his Bachelor’s Degree in biochemistry from Fairleigh Dickinson University.

Mr. Gould’s extensive background in investment banking and as a public company board member and his particular knowledge and experience as a financial advisor for mergers and acquisitions and in accounting, finance and capital markets contribute to our board’s evaluation of acquisition, divestiture and financing opportunities and strategies and consideration of our capital structure, budgets and business plans, provide insight into other public company board practices and strengthen our board’s collective qualifications, skills and attributes.
John C. Malone, 75, has served as our chairman of the board and as one of our directors since its inception and is a member of the executive and the succession planning committees of our board. He was president, chief executive officer and chairman of the board of LGI International, from March 2004 to June 2005. Mr. Malone served as a director of UGC and its predecessors from November 1999 to July 2013.
Mr. Malone is an experienced business executive, having served as the chief executive officer of TCI for over 25 years until its acquisition by AT&T Corporation in 1999. During that period, he successfully led TCI as it grew through acquisitions and construction into the largest multiple cable system operator in the U.S., invested in and nurtured the development of unique cable television programming, including the Discovery Channel, QVC and Starz/Encore, expanded through joint ventures into international cable operations in the U.K. (Telewest Communications plc), Japan (J:COM) and other countries, and invested in new technologies, including high speed internet, alternative telephony providers, wireless personal communications services and direct-to-home satellite.
Currently, Mr. Malone is chairman of the board and a director of LMC and LIC. He has held these positions with LMC, LIC and their predecessor companies since 1990 and was also chief executive officer of LIC (then known as Liberty Media Corporation) from August 2005 to February 2006. His other public directorships currently include Lions Gate Entertainment Corp. (since March 2015), Charter Communications, Inc. (since May 2013), Discovery Communications, Inc. (since September 2008), Expedia, Inc. (since December 2012, having previously served as a director from August 2005 to November 2012) and Liberty Broadband Corporation (since November 2014). Mr. Malone has also been a director of Liberty TripAdvisor Holdings, Inc. (2014 – 2015), Sirius XM Radio, Inc. (2009 – 2013), Ascent Capital Group, Inc. (2010 – 2012), Live Nation Entertainment, Inc., where he was also interim chairman of the board (2010 – 2011), DIRECTV, where he was also chairman of the board (2009 – 2010), IAC/InterActiveCorp. (2006 – 2010), Discovery Holding Company (2005 – 2008), The DirecTV Group, Inc. (2008 – 2009) and The Bank of New York Company, Inc. (2005 – 2007).
Mr. Malone is the chairman emeritus of CableLabs® and an honorary board member of The Cable Center. He also served as a director of the National Cable Television Association from 1974 to 1977 and 1980 to 1993. Mr. Malone holds a Bachelor’s Degree in electrical engineering and economics from Yale University and a Master’s Degree in industrial management and a Ph.D. in operations research from Johns Hopkins University.
Mr. Malone’s proven business acumen as a long time chief executive of large, complex organizations and his extensive knowledge and experience in the cable television, telecommunications, media and programming industries are a valuable resource to our board in evaluating the challenges and opportunities of our global business and our strategic planning and strengthen our board’s collective qualifications, skills and attributes.
Larry E. Romrell, 76, has served as one of our directors since June 2005 and is a member of the compensation and the nominating and corporate governance committees of our board. He was a director of LGI International from May 2004 to June 2005. Mr. Romrell has over 30 years of experience in the telecommunications industry. He was an executive vice president of TCI from January 1994 to March 1999, when it was acquired by AT&T Corporation, and a senior vice president of TCI from 1991 to 1994. Prior to becoming an executive officer at TCI, Mr. Romrell was president and chief executive officer of WestMarc Communications, Inc., a subsidiary of TCI engaged in the cable television and common carrier microwave communications businesses, and held various executive positions with that company (formerly known as Western Tele-Communications, Inc.) for almost 20 years, including when it was a separate public company. As an executive at TCI, Mr. Romrell oversaw TCI’s investments in and development of companies engaged in other telecommunications businesses, including At Home Corporation (@Home), a provider of high speed multimedia internet services, and Teleport Communications Group Inc. (TCG), a competitive local exchange carrier.
Mr. Romrell currently is a director of LMC and LIC, positions he has held with LMC, LIC and their predecessors since 2001, and serves on the audit and nominating and governance committees of each of LMC’s and LIC’s boards. Mr. Romrell also serves as a director of Liberty TripAdvisor Holdings, Inc. (since August 2014) and serves on its compensation committee and its nominating and corporate governance committee. Formerly, he was a member of the compensation committee of LIC’s board. Mr. Romrell’s prior board experience includes the following public companies: Ascent Capital Group, Inc.’s predecessor (2000 – 2003), Arris Group, Inc. (2000 – 2003), General Communication Inc. (1980 – 2001), as well as @Home and TCG.
Mr. Romrell’s extensive business background and his particular knowledge and experience in telecommunications technology and board practices of other public companies contribute to our board’s consideration of operational and technological developments and strategies, provide insight into other public company board practices and strengthen our board’s collective qualifications, skills and attributes.

COMMITTEES OF THE BOARD OF DIRECTORS AND ATTENDANCE
Information with respect to each of the current committees of our board of directors is provided below. Our board may from time to time establish certain other committees of the board, consisting of one or more of our directors. Any committee so established will have the powers delegated to it by resolution of our board, subject to applicable law.
Audit Committee
Our board of directors has established an audit committee, whose members are Miranda Curtis, John W. Dick, Paul A. Gould (chairman) and J. David Wargo. Our board of directors has determined that Ms. Curtis and Messrs. Gould, Dick and Wargo are independent, as independence for audit committee members is defined in the NASDAQ rules as well as the rules and regulations adopted by the SEC relating to independence of audit committee members. In addition, our board of directors has determined that more than one member of the committee, including its chairman, Mr. Gould, qualifies as an “audit committee financial expert” under applicable SEC rules and regulations. A description of their respective experiences is set forth under Resolutions 1, 2, and 3 above.
The audit committee reviews and monitors our corporate financial reporting and our internal and external audits. The audit committee’s functions include:

•	appointing and, if necessary, replacing our independent auditors;

•	reviewing and approving, in advance, the scope and the fees of all auditing services, and all permissible non-auditing services, to be performed by our independent auditors;

•
reviewing our annual audited financial statements with our management and our independent auditors and making recommendations regarding inclusion of such audited financial statements in certain of our public filings;

•
overseeing the work of our independent auditor for the purpose of preparing or issuing an audit report or related work or performing other audit, review or attest services, including holding quarterly meetings to review our quarterly reports, discussing with our independent auditors issues regarding the ability of our independent auditors to perform such services, reviewing with our independent auditors any audit related problems or difficulties and the response of our management, and addressing other general oversight issues;

•
reviewing and discussing with management and our independent auditors issues regarding accounting principles, effectiveness of internal controls, financial reporting, and regulatory and accounting initiatives;

•	reviewing quarterly earnings releases;

•
overseeing the maintenance of an internal audit function, discussing with our independent auditors, the internal auditor and our management, as appropriate, the internal audit function’s responsibilities, budget and staff, periodically reviewing with our independent auditors the results and findings of the internal audit function and coordinating with our management to ensure that the issues associated with such results and findings are addressed;

•	discussing with management financial risk exposure and risk management policies;

•
reviewing disclosures by our certifying officers on any significant deficiencies or material weaknesses in the design or operation of our internal controls and any fraud involving persons who have a significant role in our internal controls;

•
overseeing management’s processes and activities with respect to confirming compliance with applicable securities laws and SEC and NASDAQ rules relating to our accounting and financial reporting processes and the audit of our financial statements;

•
establishing procedures for the consideration of alleged violations of the code of business conduct and the code of ethics adopted by our board and for the reporting and disclosure of violations of or waivers under such codes;

•	establishing procedures for receipt, retention and treatment of complaints on accounting, internal accounting controls or audit matters; and

•	preparing a report for our annual proxy statement.

Our board of directors has adopted a written charter for the audit committee, which is available on our website at www.libertyglobal.com. In addition to the foregoing, as provided in our corporate governance guidelines referenced above, the audit committee must review and approve any related party transaction in which an executive officer has a direct or indirect interest for which disclosure is required under SEC rules.
Compensation Committee
Our board of directors has established a compensation committee, whose members are John P. Cole, Jr., Larry E. Romrell and JC Sparkman (chairman). Following Mr. J. Cole’s retirement from our board of directors on June 16, 2016, our board intends to appoint another director to the compensation committee. See Corporate Governance—Director Independence above. Our board of directors has adopted a written charter for the compensation committee, which is available on our website at www.libertyglobal.com. See Executive Officers and Directors Compensation—Compensation Discussion and Analysis below for a description of the responsibilities of the compensation committee on matters related to executive compensation and administration of the various incentive plans of our company for awards to employees.
As stated in its charter, the compensation committee has the authority to engage its own compensation consultants and other independent advisors. During 2015, the compensation committee did not retain any independent advisors for purposes of rendering advice on our executive compensation.
Compensation Committee Interlocks and Insider Participation
During 2015, none of the members of our compensation committee was an officer or employee of our company or any of our subsidiaries, was formerly an officer of our company or any of our subsidiaries, or had any relationship requiring disclosure under applicable securities laws.
Executive Committee
Our board of directors has established an executive committee pursuant to our articles of association, whose members are Michael T. Fries and John C. Malone. Except as specifically prohibited by the Companies Act or limited by our board of directors, the executive committee may exercise all the powers and authority of our board in the management of our business and affairs between board meetings, including the power and authority to authorize the issuance of ordinary shares of our capital stock, with the exception of certain matters, including amendments to the articles of association and fundamental changes to Liberty Global (such as a merger or sale of substantially all of its assets).
Nominating and Corporate Governance Committee
Our board of directors has established a nominating and corporate governance committee, whose members are Andrew J. Cole, John P. Cole, Jr. (until his retirement on June 16, 2016), Miranda Curtis, John W. Dick, Paul A. Gould, Richard R. Green, David E. Rapley (chairman), Larry E. Romrell, JC Sparkman and J. David Wargo. See Corporate Governance—Director Independence above. The nominating and corporate governance committee identifies and recommends persons as nominees to our board of directors. As stated above, it also reviews from time to time the corporate governance guidelines applicable to us and oversees the evaluation of our board of directors and makes recommendations to our board, as it may deem appropriate. Further, at the request of our board, the nominating and corporate governance committee assists our board in discharging its duties relating to compensation of our independent directors and our chairman of the board.
The nominating and corporate governance committee will consider candidates for director recommended by any shareholder, provided that such nominations are properly submitted. Eligible shareholders wishing to recommend a candidate for nomination as a director should send the recommendation in writing to the Nominating and Corporate Governance Committee, Liberty Global plc, 161 Hammersmith Road, London W6 8BS, United Kingdom, Attn: General Counsel. Shareholder recommendations must be made in accordance with our articles of association, as discussed under Shareholder Resolutions below, and contain the following information:

•
the proposing shareholder’s name and address and documentation indicating the number of ordinary shares beneficially owned by such person and the holder or holders of record of those shares, together with a statement that the proposing shareholder is recommending a candidate for nomination as a director;

•
the candidate’s name, age, business and residence addresses, principal occupation or employment, business experience, educational background and any other information relevant in light of the factors considered by the nominating and corporate governance committee in making a determination of a candidate’s qualifications, as described below;

•	a statement detailing any relationship, arrangement or understanding that might affect the independence of the candidate as a member of our board;

•	any other information that would be required under SEC rules in a proxy statement soliciting proxies for the election of such candidate as a director;

•	a representation as to whether the proposing shareholder intends to deliver any proxy materials or otherwise solicit proxies in support of the director nominee;

•	a representation that the proposing shareholder intends to appear in person or by proxy at the annual shareholders meeting at which the person named in such notice is to stand for election; and

•	a signed consent of the candidate to serve as a director, if nominated and elected.
In connection with its evaluation, the nominating and corporate governance committee may request additional information from the proposing shareholder and the candidate. The nominating and corporate governance committee has sole discretion to decide which individuals to recommend for nomination as directors.
To be nominated to serve as a director, a nominee need not meet any specific, minimum criteria; however, the nominating and corporate governance committee believes that nominees for director should possess the highest personal and professional ethics, integrity and values and should be committed to our long-term interests and the interests of our shareholders. When evaluating a potential director nominee, including one recommended by a shareholder, the nominating and corporate governance committee will take into account a number of factors, including, but not limited to, the following:

•	independence from management; education and professional background; judgment, skill and reputation;

•	understanding of our business and the markets in which we operate;

•	expertise that is useful to us and complementary to the expertise of our other directors;

•	existing commitments to other businesses as a director, executive or owner;

•	personal conflicts of interest, if any; and

•	the size and composition of our existing board of directors.
The nominating and corporate governance committee does not have a formal policy on diversity. It does, however, consider whether the nominee has personal capabilities and qualifications that contribute to the overall diversity of our board. For this purpose, the committee construes diversity broadly to include a variety of perspectives, opinions, professional backgrounds and experiences.
When seeking candidates for director, the nominating and corporate governance committee may solicit suggestions from incumbent directors, management, shareholders and others. After conducting an initial evaluation of a prospective nominee, the nominating and corporate governance committee will interview that candidate if it believes the candidate might be suitable to be a director. The nominating and corporate governance committee may also ask the candidate to meet with management. If the nominating and corporate governance committee believes a candidate would be a valuable addition to the board of directors, it may recommend to our full board that candidate’s appointment or election.
Prior to nominating an incumbent director for re-election at an annual general meeting, the nominating and corporate governance committee considers, in addition to the foregoing criteria, the director’s past attendance at, and participation in, meetings of our board of directors and its committees and the director’s formal and informal contributions to the various activities conducted by the board and the board committees of which such individual is a member.
Based on the foregoing considerations, the nominating and corporate governance committee determined to recommend Messrs. A. Cole, Green and Rapley for nomination for re-election to our board.
Our board of directors has adopted a written charter for the nominating and corporate governance committee. The charter is available on our website at www.libertyglobal.com.

Succession Planning Committee
Our board of directors has established a succession planning committee to assist the full board in succession planning for our CEO. The responsibilities of the succession planning committee include the development of candidate profiles and qualifications, the identification and evaluation of potential internal candidates and opportunities for their development, the evaluation of potential external candidates and annual reporting to the full board on the results of its work. Our CEO collaborates with the succession planning committee in the performance of its functions. Members of the succession planning committee are our chairman of the board, the chairs of each of the audit, compensation and nominating and corporate governance committees and Miranda Curtis, one of our directors. Our board of directors has adopted a written charter for the succession planning committee, which is available on our website at www.libertyglobal.com.
Board Meetings
During 2015, we had 11 meetings of our full board of directors, nine meetings of our audit committee, six meetings of our compensation committee and two meetings of our nominating and corporate governance committee. Due to scheduling conflicts, our succession planning committee was unable to meet in December 2015, but held its meeting for 2015 in January 2016. Except for Mr. Malone, each director attended, either in person or telephonically, at least 75% of the total number of meetings of our board and each committee on which he or she served in the aggregate. Mr. Malone did not attend three board meetings, including meetings on our proposed acquisition of CWC where Mr. Malone was a related party to the transaction and recused himself from those meetings.
Director Attendance at Annual General Meetings
Our board of directors encourages all members to attend each annual general meeting of our shareholders. For our 2015 annual general meeting of shareholders, ten of our board members attended in person or via video- or tele-conference.
Executive Sessions
The independent directors of Liberty Global held two executive sessions without the participation of management during 2015.

MANAGEMENT OF LIBERTY GLOBAL
Executive Officers
The following lists the executive officers of our company, their ages and a description of their business experience, including positions held with Liberty Global and its predecessors.

Name	Positions

Charles H.R. Bracken, 49
Executive Vice President since January 2012 and Co-Chief Financial Officer (Principal Financial Officer) since June 2005. From April 2005 to January 2012, Mr. Bracken served as a Senior Vice President. He also served as the Chief Financial Officer of Liberty Global Europe LLC, and its predecessors from November 1999 to June 2005. Mr. Bracken is a director of our subsidiary Telenet Group Holding NV, a Belgian public limited liability company (Telenet).

Bernard G. Dvorak, 55
Executive Vice President since January 2012 and Co-Chief Financial Officer (Principal Accounting Officer) since June 2005. From April 2005 to January 2012, Mr. Dvorak served as a Senior Vice President. In addition, Mr. Dvorak serves as an officer and director of various of our subsidiaries, including LGI and LGI International.

Michael T. Fries, 53
Chief Executive Officer, President and Vice Chairman of our board since June 2005. Mr. Fries served as Chief Executive Officer of UGC from January 2004 to June 2005. Mr. Fries served as a director of UGC and its predecessors from November 1999 and as President of UGC and its predecessors from September 1998 until 2013. Mr. Fries has served in an executive capacity at Liberty Global, UGC and its predecessors for nearly 30 years. See also Resolutions 1, 2, and 3 - Directors Whose Term Expires in 2018.

Bryan H. Hall, 53
Executive Vice President, General Counsel and Secretary since January 2012. In addition, he is an officer and director of various of our subsidiaries. Prior to joining Liberty Global, Mr. Hall served as secretary and general counsel of Virgin Media from June 2004 until January 2011. While at Virgin Media, Mr. Hall was responsible for all legal affairs affecting Virgin Media, as well as matters concerning regulatory, competition, government affairs and media relations issues. From September 2000 to June 2004, Mr. Hall was a partner in the corporate department of the law firm Fried, Frank, Harris, Shriver & Jacobson LLP in New York, specializing in public and private acquisitions and acquisition financings.

Diederik Karsten, 59
Executive Vice President and Chief Commercial Officer since August 2015. From January 2012 until August 2015, he held the position of Executive Vice President, European Broadband Division. During 2011, Mr. Karsten served as Managing Director, European Broadband Operations. Mr. Karsten served as Managing Director, UPC Nederland BV, a subsidiary of Liberty Global Europe Holding BV and its predecessors, from July 2004 to December 2010, where he was responsible for our broadband operations in the Netherlands. Mr. Karsten is a director of Telenet and chairman of the supervisory boards of our subsidiary Unitymedia GmbH and of our subsidiary Ziggo.

Balan Nair, 49
Executive Vice President since 2012 and Chief Technology Officer since July 2007 and recently became Chief Technology and Innovation Officer. From July 2007 to January 2012, he served as a Senior Vice President. Prior to joining our company, Mr. Nair served as Chief Technology Officer and Executive Vice President for AOL LLC, a global web services company, from 2006. Prior to his role at AOL LLC, Mr. Nair spent more than five years at Qwest Communications International Inc., most recently as Chief Information Officer and Chief Technology Officer. Mr. Nair is a director of Charter Communications, Inc. and Adtran, Inc. In addition, he is a co-chair of Energy 2020, an initiative of the Society of Cable Telecommunications Engineers to reduce the cable industry’s power consumption.

The executive officers named above will serve in such capacities until their respective successors have been duly elected and have been qualified or until their earlier death, resignation, disqualification or removal from office. There are no family relationships between any of our directors and executive officers, by blood, marriage or adoption.

Involvement in Certain Proceedings
During the past 10 years, none of our directors or executive officers were convicted in a criminal proceeding (excluding traffic violations or other minor offenses) or was a party to any judicial or administrative proceeding (except for matters that were dismissed without sanction or settlement or were subsequently reversed, suspended or vacated) that resulted in a judgment, decree or final order enjoining the person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws, laws respecting financial institutions or insurance companies, or laws prohibiting fraud, or was a party in any proceeding adverse to our company. In addition, during the past 10 years, none of our directors or executive officers has had any involvement in such legal proceedings as would be material to an evaluation of his or her ability or integrity.

EXECUTIVE OFFICERS AND DIRECTORS COMPENSATION
We are an international provider of video, broadband internet, fixed-line telephony and mobile services, serving 27.5 million customers across 14 countries at December 31, 2015. These customers subscribed to 57.0 million services, consisting of 24.0 million video, 18.1 million broadband internet and 14.9 million telephony subscriptions. In addition, we had approximately 4.8 million mobile subscribers across 10 countries at December 31, 2015. Our businesses operate in an environment marked by intense competition, extensive regulation and rapid technological change. We place great importance on our ability to attract, retain, motivate and reward talented executives who, faced with these challenges, can execute our strategy to drive shareholder value through strong organic growth, accretive mergers and acquisitions and prudent capital structure management.
In this section, we summarize our 2015 highlights, provide an overview of our compensation process and philosophy, and describe how our executive compensation packages are designed, including greater detail on individual elements of the packages. We also provide detail on the performance of our most recent executive compensation awards and historical context on key decisions and changes that were made with respect to our executives’ compensation packages and other compensation-related matters. Compensation information is provided for Michael T. Fries, our CEO and also a member of our board of directors; Charles H.R. Bracken, our principal financial officer; and our three other most highly compensated executive officers at the end of 2015: Bernard G. Dvorak, our principal accounting officer, Diederik Karsten, our chief commercial officer, and Balan Nair, our chief technology and innovation officer. These five individuals are our named executive officers (NEOs). After the information on our NEOs, we also provide information relating to the compensation of our directors (other than Mr. Fries).
We are subject to the disclosure requirements of the SEC in the U.S. and the Companies Act in the U.K. In some respects the disclosure requirements in these jurisdictions overlap or are otherwise similar and in other respects they are different, requiring distinct disclosures. The —Compensation Discussion and Analysis below includes disclosure required by the SEC and in certain respects the Companies Act, and the Directors’ Remuneration Report in Appendix A to this proxy statement includes disclosure required by the Companies Act. The Directors’ Remuneration Report will also form part of the U.K. Report and Accounts and should be read in conjunction with the —Compensation Discussion and Analysis below.
The Directors’ Remuneration Report is in response to U.K. regulations regarding our directors’ compensation disclosure (or remuneration report), which became effective on October 1, 2013. These regulations require, among other things, a binding shareholder vote on our compensation policy for our directors, including our CEO (or executive director) Mr. Fries, at least once every three years and an annual advisory vote on our prior year’s compensation paid to our directors. These regulations are in addition to the regulations we are subject to as a NASDAQ listed company with respect to, among other things, submitting our compensation policy for our NEOs to an advisory vote of our shareholders at least once every three years. At our annual general meeting held in 2014, our shareholders approved our compensation policy for our directors, the 2013 compensation paid to our directors and our compensation policy for our NEOs as required under the foregoing respective regulations. At our annual general meeting held in 2015, in accordance with the Companies Act, our shareholders approved the 2014 compensation paid to our directors.
Executive Summary
The primary goals of our executive compensation program are to motivate our executives to maximize their contributions to the success of our company, align executives’ interests to create shareholder value and to attract and retain the best leaders for our business. Our compensation program plays a key role in our company’s operating and financial success. We had another year of solid performance in 2015 and our board credits the leadership of Mr. Fries for achieving this strong performance, as evidenced in our business highlights below.
On July 1, 2015, we completed the approved steps of the “LiLAC Transaction” whereby we (1) reclassified our then outstanding Class A, Class B and Class C Liberty Global ordinary shares (collectively, the Old Liberty Global Shares) into corresponding classes of new Liberty Global ordinary shares (collectively, the Liberty Global Shares) and (2) capitalized a portion of our share premium account and distributed as a dividend (or a “bonus issue” under U.K. law) our LiLAC Class A, Class B and Class C ordinary shares (collectively, the LiLAC Shares). Pursuant to the LiLAC Transaction, each holder of Class A, Class B and Class C Old Liberty Global Shares remained a holder of the same amount and class of Liberty Global Shares and received one share of the corresponding class of LiLAC Shares for every 20 Old Liberty Global Shares held as of the record date for such distribution and cash was issued in lieu of fractional LiLAC Shares. Information presented herein with respect to equity awards granted prior to July 1, 2015, has been adjusted to give effect to modifications that were implemented by the compensation committee in connection with the LiLAC Transaction.

2015 Business Highlights
We achieved all of our financial targets in 2015, reporting subscriber growth, increases in revenue, operating cash flow (OCF) and adjusted free cash flow as highlighted below. For information regarding rebased growth, OCF and adjusted free cash flow calculations, including required reconciliations, please see our February 15, 2016 earnings release for the year ended December 31, 2015. Certain business and financial highlights for 2015 were as follows:
Consolidated Operations

•	Organic revenue generating unit additions of 870,000

▪	Over 730,000 broadband internet net additions

•	Increased the top or lead broadband speed in many of our markets

•	Rebased growth of 3% for revenue and 4% for OCF

▪	Germany posted 7% rebased OCF growth and Virgin Media/Ireland posted 6% rebased OCF growth

•	Over 20% increase in free cash flow year-over-year (a)

•	Announced the proposed acquisition of BASE Company N.V. (BASE), which was completed in February 2016

•	Announced the proposed acquisition of CWC

•	Repurchased $2.3 billion of equity in 2015

▪	Brings aggregate share repurchases at Liberty Global to more than $14.0 billion since 2005
Liberty Global Group Operations

•	Continued investment in cutting-edge technologies and product innovation

▪	Record 1.5 million next-generation video subscriber additions

•	Rebased revenue growth of 3% and rebased OCF growth of 3.5%

•	Launched £3 billion network extension project targeting 4 million homes in the U.K.

▪	Added over 250,000 premises in 2015

•	Only 11% of debt due before 2021
LiLAC Group Operations

•	Fifth consecutive year with over 100,000 organic revenue generating unit additions

•	Rebased growth of 7% for revenue and 8% for OCF

▪	A 25% increase in free cash flow

•	Launched 4G mobile services in Chile

•	Minimal debt due before 2022
______________

(a)
Based on (1) our reported 2014 free cash flow, plus the pre-acquisition free cash flow of Ziggo N.V. (Ziggo), with the combined amount further adjusted to reflect the new Ziggo capital structure and the change in our free cash flow definition, and (2) our reported 2015 free cash flow, adjusted to reflect the FX rates that were in effect when we provided our 2015 free cash flow guidance.

Pay for Performance
Our performance-based compensation programs provide for the opportunity to reward the NEOs and other senior management for contributing to annual and long-term financial, operational, and stock price performance. A high percentage of the NEOs’ total compensation is performance-based (targeted at approximately 90% of total compensation for 2015). A significant portion of total compensation is delivered in the form of multi-year performance-based equity incentive awards (targeted at approximately 60% of total compensation for 2015).
The following chart shows the percentage of the average of the NEOs’ 2015 target total compensation that is allocable to base salary, maximum annual cash performance award and target multi-year performance-based equity incentive awards consisting of performance-based restricted share units (PSUs) and SARs.
2015 Total Direct Compensation Opportunity for NEOs
In approving the level of each compensation element for our executive officers each year, the compensation committee considers a number of factors, including:

•	the responsibilities assumed by the individual executive and the significance of his role to achievement of our financial, strategic and operational objectives;

•	the experience, overall effectiveness and demonstrated leadership ability of the individual executive;

•	the performance expectations set for our company and for the individual executive and the overall assessment by the compensation committee of actual performance;

•	from time to time, comparative pay data for similarly situated employees of companies in our industry and companies with which we compete for talent; and

•	retention risks at specific points in time with respect to individual executives.
Compensation Discussion and Analysis
Overview of Compensation Process
The compensation committee of our board of directors was established for the purposes of assisting our board in discharging its duties relating to compensation of our executive officers and of administering our incentive plans. In furtherance of its purposes, our compensation committee is responsible for identifying our primary goals with respect to executive compensation, implementing compensation programs designed to achieve those goals, subject to appropriate safeguards to avoid unnecessary risk taking, and monitoring performance against those goals and associated risks. The chair of our compensation committee reports to our board of directors on annual compensation decisions and on the administration of existing programs and development of new programs. The members of our compensation committee are “independent directors” (as defined under the NASDAQ rules), “non-employee directors” (as defined in Rule 16b-3 of the SEC’s rules under the Exchange Act) and “outside directors” (as defined in Section 162(m) of the U.S. Internal Revenue Code of 1986 and the regulations and interpretations promulgated thereunder (the Code)).
All compensation decisions with respect to our executive officers, including our NEOs, are made by our compensation committee. Decisions with respect to our CEO’s compensation are made in private sessions of the committee without the presence of management. Our CEO is actively engaged in compensation decisions for our other members of senior management in a variety of ways, including recommending annual salary increases, annual performance goals and the level of target and/or maximum performance awards for his executive team and evaluating their performance. With the assistance of our Human Resources and Legal Departments, he is also involved in formulating the terms of proposed performance or incentive award programs for consideration by the compensation committee, evaluating alternatives and recommending revisions. Other senior officers, within the scope of their job responsibilities, participate in gathering and presenting to the compensation committee data and legal, tax and accounting analyses relevant to compensation and benefit decisions.
In making its compensation decisions, the compensation committee ultimately relies on the general business and industry knowledge and experience of its members and the committee’s own evaluation of company and NEO performance. From time to time, however, the committee will retain a compensation consultant to assist it in evaluating proposed changes in compensation programs or levels of compensation and to provide comparative data. At the 2014 annual general meeting, shareholders representing a majority of our shares entitled to vote and present at such meeting approved, on an advisory basis, the compensation of our NEOs, as disclosed in the proxy statement for such meeting. As a result of that vote, the compensation committee did not implement any changes in the overall executive compensation program.
On April 30, 2014, we entered into a multi-year employment agreement with Mr. Fries to serve as our CEO (the Fries Agreement), the terms of which are described below under —Employment and Other Agreements. We believe that it is in our company’s best interest to have an employment agreement with Mr. Fries to serve as our CEO in order to promote stability in management, secure his services for the long term, implement appropriate restrictive covenants and recognize his outstanding performance and our company’s success under his leadership. Mr. Fries was not previously subject to an employment agreement.
The compensation committee has the authority under its charter to engage its own compensation consultants and other independent advisers. In 2015, the compensation committee did not retain any such consultants or advisors. In addition, it did not consider any comparator data in connection with its evaluation of the compensation of our NEOs for 2015. The compensation committee does not target compensation levels at any particular percentile of a comparator group.
Compensation Philosophy and Goals
The compensation committee has two primary objectives with respect to executive compensation—motivation and retention—with the ultimate goal of long-term value creation for our shareholders.

•	To motivate our executives to maximize their contributions to the success of our company, we:

▪	establish a mix of financial and operational performance objectives based on our annual budgets and our medium-term outlook to balance short- and long-term goals and risks;

▪	establish individual performance objectives tailored to each executive’s role in our company to ensure individual accountability; and

▪	pay for performance that meets or exceeds the established objectives.

•	To ensure that we are able to attract and retain superior employees in key positions, we:

▪	offer compensation that we believe is competitive with the compensation paid to similarly situated employees of companies in our industry and companies with which we compete for talent; and

▪	include vesting requirements and forfeiture provisions in our multi-year equity awards, including a service period during which earned performance awards are subject to forfeiture.

•	To align our executives’ interests with those of our shareholders, we:

▪	emphasize long-term compensation, the actual value of which depends on increasing the share value for our shareholders, as well as meeting financial and individual performance objectives; and

▪
require our executive officers to achieve and maintain significant levels of stock ownership, further linking our executives’ personal net worth to long-term stock price appreciation for our shareholders.

Setting Executive Compensation
To achieve the foregoing compensation objectives, the compensation packages provided to members of our senior management, including our NEOs, include three main components: base salary, annual cash performance awards and multi-year equity incentive awards. In addition, certain members of senior management, including our NEOs, may participate in our Deferred Compensation Plan (as defined below). Consistent with past practice, the three main components of compensation were also made available during 2015 to approximately 860 employees in the U.S. and Europe. The relative weighting of the components, the design of the performance and incentive awards and the overall value of the compensation package for individual employees varies based on the employee’s role and responsibilities.
For members of our senior management, including our NEOs, the total value of the compensation package is most heavily weighted to performance and incentive awards because of the significance of each officer’s roles and responsibilities to the overall success of our company. Further, multi-year equity incentive awards are the largest component of executive compensation, serving the goals of retention as well as alignment with shareholders’ interests. The compensation committee’s objective is for a substantial majority of each executive officer’s total direct compensation (that is, base salary plus maximum annual cash performance award plus target annual equity incentive) to be comprised of the target value of his or her multi-year equity incentive awards.
In approving the level of each compensation element for our executive officers, the compensation committee considers a number of factors, including:

•	the responsibilities assumed by the individual executive and the significance of his role to achievement of our financial, strategic and operational objectives;

•	the experience, overall effectiveness and demonstrated leadership ability of the individual executive;

•	the performance expectations set for our company and for the individual executive and the overall assessment by the compensation committee of actual performance; and

•	retention risks at specific points in time with respect to individual executives.
Elements of Our Compensation Packages
The implementation of our compensation approach—generally and for 2015 specifically—is described below.
Base Salary
General. Base salary represents the least variable element of our executives’ compensation and is provided as an economic consideration for each executive’s level of responsibility, expertise, skills, knowledge, experience and value to the organization. The base salary levels of Messrs. Fries, Bracken and Dvorak were initially set in 2005, along with the base salaries of our other executive officers at that time, taking into account each executive’s salary level prior to the business combination of LGI International and UGC, as well as the factors referenced above. The base salary level of Mr. Nair was initially set in 2007 when he joined our company as an executive officer. Mr. Karsten’s initial base salary level as an executive officer was set in connection with his promotion to that position effective January 1, 2011. Generally, decisions with respect to increases in base salaries after such respective dates are based on company-wide budgets and increases in the cost of living. In 2013 and similarly in 2014, decisions with respect to increases in base salaries were based on significant changes in the size and operations of our company.
2015 Base Salaries. For 2015, our compensation committee approved a 2.5% increase in the base salaries for each of our NEOs, resulting in a base salary of $2,050,000 for our CEO, $1,025,000 for our U.S.-based NEOs, £683,000 for our U.K.-based NEO and €807,000 for our Netherlands-based NEO. The base salaries for our non U.S.-based NEOs were established based on budgeted exchange rates for 2014 for a base salary of $1,000,000 and all adjustments are based on such converted amounts. These increases were in-line with the budget authorization of 2.5% given to each department and business unit for aggregate salary increases for our corporate-level employees based in Europe and in the U.S. The actual percentage salary increases varied among our corporate-level employees as determined by their department or business unit head. The 2015 salary increases for our corporate employees, including our NEOs, became effective on April 1, 2015.
2016 Base Salaries. In March 2016, our compensation committee accepted our CEO’s recommendation that none of our senior executive officers, including our NEOs, receive an increase in base salary due to management’s decision to concentrate and focus annual salary increases at the lower levels of the company in 2016. For 2016, our budget authorized base salary increases for our U.S. and corporate-level European employees of 1.18% in the aggregate, down from 2.5% in 2015. Only positions below managing director or equivalent are eligible to receive a 2016 annual salary increase.
Annual Cash Performance Awards
General. Annual cash performance awards granted pursuant to the 2014 Incentive Plan are one of the variable components of our executive officers’ compensation packages designed to motivate our executives to achieve our annual business goals and reward them for superior performance.
Generally, at its first regular meeting following the end of each fiscal year, the compensation committee reviews with our CEO the financial performance of our company during the prior year, his performance, his evaluation of the performance of each of the other members of senior management (including our NEOs) participating in the prior year’s annual cash performance award program and his recommendations with respect to their performance awards. The compensation committee determines whether our financial performance for the prior fiscal year has satisfied the base performance objective set by the compensation committee, which is a precondition to the payment of any award to our NEOs, and determines the percentage of the financial performance metric(s) that has been achieved. It then determines, in a private session, whether our CEO has met his individual performance goals for the year, his resulting annual performance rating (APR) and the amount to be paid to him with respect to his performance award. The compensation committee also approves the amount to be paid to the other participants in the program, including our other NEOs, with respect to their performance awards. Generally at the same meeting, the compensation committee approves the terms of the annual cash performance award program for the current year, including, in a private session, the individual performance goals for our CEO for the coming year.
Design of 2015 Annual Award Program. The design of the 2015 annual cash performance award program (the 2015 Annual Award Program) is the same as the annual cash performance award program for 2014 and 2013. The 2015 maximum achievable performance awards were unchanged at $2.5 million for each of our NEOs, other than Mr. Fries. As provided in Mr. Fries’ employment agreement, his maximum achievable award was increased to $8.5 million.
The same general design was also implemented with similar performance metrics and weightings for the 2015 bonus programs for approximately 1,250 employees in our corporate offices in the U.K., the U.S. and the Netherlands.
The key elements of the 2015 Annual Award Program were:

•
Sixty percent of each participant’s maximum achievable performance award was based on achievement against financial performance metrics and 40% was based on individual achievement against defined performance goals.

•	Two equally weighted financial performance metrics were used:

▪	2015 budgeted revenue growth on a consolidated basis and, if applicable, operating unit basis; and

▪	2015 budgeted operating free cash flow (OFCF) growth on a consolidated basis and, if applicable, operating unit basis.

•	The base performance objective for our NEOs required that either 40% of 2015 consolidated budgeted revenue growth or 40% of 2015 consolidated budgeted OFCF growth be achieved.
For purposes of the 2015 Annual Award Program, OFCF was defined as OCF less property and equipment additions. OCF is the primary measure used by our board and management to evaluate our company’s operating performance and a key factor that is used to decide how to allocate capital and resources to our operating segments. The definition of OCF for these purposes is revenue less operating and selling, general and administrative expenses (excluding share-based compensation, depreciation and amortization, provisions for significant litigation and impairment, restructuring, and other operating items (which includes gains and losses on disposition of long-lived assets, direct acquisition and disposal costs and other acquisition-related items)) and is generally consistent with our definition of the term for public disclosure purposes.
Budgeted growth was determined by comparing rebased 2014 results for the applicable metric to the amount budgeted for that metric in the 2015 consolidated and operating unit budgets approved by our board. For consolidated Liberty Global, the 2015 budget provided for: revenue of $19.0 billion, with growth over 2014 of approximately $910.0 million or 5.0%, and OFCF of $4.8 billion, with growth over 2014 of approximately $128.0 million or 2.8%. The payout schedule for each financial metric is based on the percentage achievement against the 2015 budget, as adjusted for events during the performance period such as acquisitions, dispositions, the impact of unforeseen changes in laws and regulations and changes in foreign currency exchange rates and accounting principles or policies that affect comparability. The following table sets forth the performance against budget and related payouts approved by the compensation committee.

	Corresponding % of Achievement of 2015 Budget
Achievement of Budgeted Growth over 2014	Revenue (50%Weighting)	OFCF (50%Weighting)	Payout (% of Weighted Portion of Maximum Bonus Amount) (1)
Over-Performance	≥ 105.0%	≥ 110.0%	150.0%
100.0%	100.0%	100.0%	100.0%
50.0%	97.6%	98.7%	50.0%
< 50.0%	< 97.6%	< 98.7%	—%
_______________

(1)
Percentages shown represent the payout that would result if the specified performance levels were achieved for both the revenue and OFCF targets. Payout percentages for percentage achievement of revenue and OFCF budgets which fall in between points specified in the table would be determined by straight-line interpolation. The total payout based on the financial performance portion would represent the sum of the percentages derived by multiplying 50% times each of the respective payout percentages for revenue and OFCF, with a maximum payout of 100%.

Notwithstanding the over-performance feature indicated in the table, the aggregate payout for financial performance remained capped at 60% of the maximum achievable performance award.
The payout schedule for the 40% of each participant’s maximum achievable performance award allocated to individual performance was based on the APR received under our global performance management process. A rating of “improvement required” results in no amount to be payable with respect to this portion of the award. A rating above “improvement required” and below a “strong” is subject to the compensation committee’s discretion to reduce the amount payable. A rating of “strong” means the participant has performed well, meeting expectations with respect to his or her objectives.
The compensation committee considered the following when it originally approved this design for the annual award programs in 2010 and continues to follow these parameters when considering awards each year:

•	weighting financial performance metrics more heavily than individual performance goals should serve to reduce the level of subjectivity in determining final awards;

•
using two equally weighted financial metrics (budgeted revenue and OFCF growth), rather than a single metric, would provide incentives to drive revenue growth while controlling operating costs and capital expenditures;

•	including consolidated financial performance metrics for all participants, including those with operating unit responsibility, would serve to mitigate potential organizational risks;

•	including an over-performance provision would provide continuing incentive for above budget achievement; and

•
establishing a base performance objective as a gating factor for payment of any award to the NEOs should result in the payment qualifying as performance-based compensation under Section 162(m). There could be no assurance that the objective would be achieved, particularly in light of the increasingly competitive environment in which we operate.

The compensation committee did not establish target amounts payable when it approved the maximum amount that each NEO could earn under the 2015 Annual Award Program.
2015 Performance. At its meeting on March 9, 2016, the compensation committee reviewed the actual consolidated revenue and OFCF for 2015 based on our audited 2015 financial results. It also considered whether to exercise its discretion to reduce the amount payable to any of our NEOs. The exercise of the compensation committee’s discretion was in each case based on its assessment of our 2015 financial performance and the individual NEO’s performance overall as compared to his 2015 performance goals, taking into account the payout schedules for financial and individual performance.
The compensation committee first considered the percentage of budgeted revenue and budgeted OFCF achieved in 2015. For this purpose, the 2015 budget was adjusted in accordance with the terms of the 2015 Annual Award Program and for certain other unbudgeted events that the compensation committee, in its discretion and consistent with past practice, determined distorted performance against the financial performance metrics. These revisions included adjustments (1) to reflect consistent foreign currency exchange translations, (2) to include the acquisition of Ziggo and associated synergies and integration costs, (3) to include an acquisition in Puerto Rico, (4) to reflect an unbudgeted network extension program and (5) related to other individually immaterial items. In the aggregate, these adjustments resulted in a net decrease of budgeted revenue to $18.5 billion and budgeted OFCF to $4.6 billion. Actual 2015 revenue was over 98% of budgeted 2015 revenue and actual 2015 OFCF was over 99% of budgeted 2015 OFCF on a consolidated basis.
The following charts illustrate the compensation committee’s financial performance and payout calculations.
When these results are applied to the relevant payout schedules, the total implied payout against the financial performance metrics for revenue was 70.2% and for OFCF was 70.6%, resulting in an average payout of 70.4%. Therefore, the compensation committee approved payment of 70.4% of the 60% portion of each of the NEO’s maximum achievable award that was based on financial performance.
With respect to the remaining 40% of the maximum achievable awards, which was based on individual performance, at its March 9, 2016 meeting, the compensation committee considered each NEO’s performance against individual performance goals. The individual performance goals consisted of numerous qualitative measures, which included strategic, financial, transactional, organizational and/or operational goals tailored to the individual’s role within our company. In making its decision as to individual APRs, the compensation committee did not apply any particular weighting across the individual performance goals or relative to other considerations, nor did it require that the executive satisfy each of his goals.
Our CEO’s performance goals were organized around four main themes: organic growth targets (including budget targets, product and operation initiatives); liquidity, leverage and capital structure targets and initiatives; acquisition and disposition opportunities; and core initiatives for each functional group. These functional groups include accounting, regulatory, technology, human resources, strategy, investor relations, programming and board matters. In addition, his performance goals were expanded to include the development of our Liberty 3.0 program. The Liberty 3.0 program, which has since been rebranded “Liberty GO”, is a comprehensive plan to drive top-line growth at Liberty Global while maintaining tight cost controls. In the evaluation of his 2015 performance, the compensation committee considered the various performance objectives that had been assigned to Mr. Fries and our company’s accomplishments against those objectives. In this regard, the committee noted that our company had a number of significant performance accomplishments in 2015 under the leadership of Mr. Fries, including:

•	the launch of the Horizon Go app, Replay TV and MyPrime video-streaming service in additional countries;

•	the addition of a record 1.5 million next-generation video subscribers;

•	the addition of over 250,000 premises through our U.K. network extension program;

•	launched 4G mobile services in Chile, the Netherlands and Switzerland;

•	the completion of key mobile virtual network operation (MVNO) agreements and launch of full MVNO mobile products in Ireland, Austria and Hungary;

•	increasing the top or lead internet speed in many of our markets;

•	the proposed acquisition of BASE (completed in February 2016) and the proposed acquisition of CWC;

•	the delivery of key financial targets, including OCF, adjusted free cash flow and equity repurchases;

•	the distribution of the LiLAC Shares; and

•	the successful completion of the Ziggo restructure.
In reviewing Mr. Fries’ performance, the committee considered both what had been accomplished and how such accomplishments had been achieved. The compensation committee also considered Mr. Fries’ responsibilities with respect to overall corporate policy-making and management, in-depth knowledge of our operations and finances, the regulatory and organizational complexities in which we compete, the increased size of our company, as well as his strong leadership capabilities in delivering key long-term strategic objectives in a challenging global economy and his handling of unanticipated additional responsibilities.
With respect to the individual performance of our other NEOs, the compensation committee reviewed their performance with our CEO, giving much deference to our CEO’s evaluation of their performance against their respective 2015 performance goals and the resulting APRs. The members of the compensation committee also have frequent interaction with each of these executives at meetings of the board of directors and events planned for the directors, which interaction assists in informing their judgment. The individual performance goals for the other NEOs related to their respective functional or operational areas of responsibility. Mr. Bracken’s goals related to financial strategy, developing a structured finance function, tax strategy, financial planning, improving efficiencies in business development, and group leadership and coordination with other functional groups. Mr. Dvorak’s goals related to financial reporting, internal audit and compliance, driving project management initiatives, integrating acquired companies, planning efforts for roll out of International Financial Reporting Standards (IFRS) for purposes of our U.K. statutory reporting requirements and participating in the Financial Accounting Standards Board’s standard setting process. Mr. Karsten’s goals related to implementation of a new commercial organization, including key commercial targets, customer care initiatives, expansion of mobile services, the integration of Ziggo, expansion of services to businesses, execution of new product and service initiatives, and development of marketing initiatives. Mr. Nair’s goals related to optimizing operational synergies across entities, new build and upgrade targets, network operations, development and implementation of new technologies for our services, improving efficiencies of capital expenditures and delivering on video and wireless initiatives and expanding connectivity services. In each case, the compensation committee also considered how these goals were affected by the size and complexity of our company and the launch of the Liberty GO program.
Based on its evaluation of individual performance and its decisions with respect to the financial performance metrics, the compensation committee approved the payments to our NEOs with respect to their maximum achievable performance awards set forth in the table below. Percentages in the table represent percentages of the maximum achievable performance award.

	2015 Annual Cash Performance Award
Name	Maximum Achievable Award	% Payout for Financial Performance (Revenue & OFCF)(60%)	% Payout for Individual Performance (40%)	Aggregate % of Maximum Award (100%)	Approved Award

Michael T. Fries	$8,500,000	70.4%	100.0%	82.3%	$6,991,000

Charles H.R. Bracken	$2,500,000	70.4%	100.0%	82.3%	$2,056,000

Bernard G. Dvorak	$2,500,000	70.4%	100.0%	82.3%	$2,056,000

Diederik Karsten	$2,500,000	70.4%	100.0%	82.3%	$2,056,000

Balan Nair	$2,500,000	70.4%	100.0%	82.3%	$2,056,000
The amounts paid to our NEOs under the 2015 Annual Award Program are rounded to the nearest thousand and are reflected in the Summary Compensation Table below under the “Non-Equity Incentive Plan Compensation” column.
Decisions for 2016. On March 9, 2016, our compensation committee approved individual performance goals and set the target achievable cash performance awards for members of our senior management, including our NEOs for 2016. They also approved the financial and operational targets for earning the awards. In approving these awards, our compensation committee modified the general design of the 2016 annual cash performance award program from previous year’s awards. The target 2016 annual cash performance award will be split between the achievement of budgeted growth in revenue and OCF and achievement of a target average customer relationship net promotor score (rNPS) for the fiscal year ending December 31, 2016. Based on the achievement of these operational performance metrics, a payout of up to 150% of the target bonus amount is available for over-performance against budget/target. In addition, each participant’s 2016 individual APR will serve as a multiplier on the overall bonus payout (0 to 1.5x). Individual APRs for NEOs will be determined by considering individual performance against personal performance objectives approved by the compensation committee and could increase the maximum 2016 annual cash performance award to up to 225% of the target bonus amount.
The compensation committee also approved a base performance objective that was designed so that the bonus plan should qualify as performance-based compensation under Section 162(m). If the 2016 base objective is achieved, each of the 2016 NEOs will be eligible to earn his maximum 2016 cash performance award, subject to our compensation committee’s discretion to reduce the amount of the award to be paid to any 2016 NEO or to pay no award to such 2016 NEO.  The exercise of our compensation committee’s discretion as to the amount of the 2016 cash performance award payable to any 2016 NEO will be based on our compensation committee’s assessment of our company’s consolidated financial performance, our rNPS score and each executive’s individual 2016 APR. The base objective relates to growth in consolidated revenue or consolidated OCF relative to budgeted growth. The 2016 target achievable performance award is $9.0 million for our CEO pursuant to the terms of the Fries Agreement and $2.5 million for each of the other 2016 NEOs. The same general design was also implemented, with similar performance metrics and weightings, for the 2016 bonus programs for other officers and senior management throughout the company (corporate and country operations).
Equity Incentive Awards
General. Multi-year equity incentive awards, whether in the form of conventional equity awards or performance-based awards, have historically represented a significant portion of our executives’ compensation. These awards ensure that our executives have a continuing stake in our company’s success, align their interests with our shareholders and also serve the goal of retention through vesting requirements and forfeiture provisions.
Our compensation committee’s approach to equity incentive awards for the senior management team places a significant emphasis on performance-based equity awards. Since 2010, the compensation committee’s approach has been to set a target annual equity value for each executive, of which approximately two-thirds would be delivered in the form of an annual award of PSUs and approximately one-third in the form of an annual award of SARs. A similar approach was applied to equity incentive compensation for approximately 60 other key employees.
In connection with each year’s award of PSUs, the compensation committee selects one or more performance measures for the ensuing two-year performance period. For the PSUs awarded to date, the compensation committee has selected as the performance measure growth in consolidated OCF, as adjusted for certain specified events that affect comparability, such as acquisitions, dispositions and changes in foreign currency exchange rates and accounting principles. In choosing OCF growth as the performance measure, the compensation committee’s goal has been to ensure that the management team would be focused on maximizing performance against a variety of key financial metrics during the performance period by using a measure of performance that was different from those selected for the annual cash performance awards. Different performance measures may be selected for the awards in subsequent years.
Our compensation committee also sets the performance targets corresponding to the selected performance measure(s) and a base performance objective that must be achieved in order for any portion of our NEOs’ PSU awards to be earned. The level of achievement of the performance target within a range established by the compensation committee determines the percentage of the PSU award earned during the performance period, subject to reduction or forfeiture based on individual performance, based on the APR received under our global performance management process. A minimum rating of “strong” or its equivalent is required for any PSU awards granted in 2014 to be earned. A minimum rating of “developing” or its equivalent is required for any PSU awards granted after 2014 to be earned. Earned PSUs will then vest in two equal installments on April 1 and October 1 of the year following the end of the performance period. The PSU awards are subject to forfeiture or acceleration in connection with certain termination of employment or change-in-control events. Each year’s award of SARs is made at the same time as awards are made under our annual equity grant program for employees (generally on or around May 1) and on terms consistent with our standard form of SAR award agreement, including a four-year vesting schedule.
In adopting this approach to equity incentive compensation, the compensation committee made the following observations:

•	The organizational risks of incentive compensation should be reduced through:

▪	the use of multiple equity vehicles (PSUs and SARs) with different performance, retention, risk and reward profiles;

▪
annual grants of equity awards that spread the target incentive compensation over multiple and overlapping performance/service periods and provide the flexibility to change performance metrics, weighting and targets from grant to grant; and

▪	the setting of achievable target performance levels, while providing higher payout levels for over-performance.

•
The use of performance-based equity awards, such as PSUs, adds an element of market risk over the performance/service period to better align the interests of management and shareholders, while focusing management on achieving specified performance targets to earn the award;

•	The use of conventional equity awards, such as SARs, provides a retention mechanism and alignment with shareholders by only delivering value if the stock price appreciates; and

•
Providing for forfeiture or reduction of performance-based equity awards based on individual performance ensures that each participant remains accountable for his or her own performance against performance goals tailored to the participant’s role and responsibilities.

2015 Equity Incentive Awards. The table below sets forth the target annual equity incentive award values for our NEOs approved by our compensation committee (which are unchanged from 2014) and the grants of 2015 PSUs and SARs made to them in March and May 2015, respectively (adjusted for our distribution of LiLAC Shares in July 2015).

		Two-thirds of Target Annual Equity Value in the Form of:				One-third of Target Annual Equity Value in the Form of:
Name	Target Annual Equity Value	Liberty Global Class A PSU Grants (#)	LiLAC Class A PSU Grants (#)	Liberty Global Class C PSU Grants (#)	LiLAC Class C PSU Grants (#)	Liberty Global Class A SARs Grants (#)	LiLAC Class A SARs Grants (#)	Liberty Global Class C SARs Grants (#)	LiLAC Class C SARs Grants (#)

Michael T. Fries	$15,000,000	65,152	3,257	130,304	6,515	157,121	7,882	316,802	16,078

Charles H.R. Bracken	$5,000,000	21,718	1,085	43,436	2,171	52,376	2,627	105,606	5,359

Bernard G. Dvorak	$5,000,000	21,718	1,085	43,436	2,171	52,376	2,627	105,606	5,359

Diederik Karsten	$5,000,000	21,718	1,085	43,436	2,171	52,376	2,627	105,606	5,359

Balan Nair	$5,000,000	21,718	1,085	43,436	2,171	52,376	2,627	105,606	5,359
The 2015 target annual equity values for each of our NEOs remained unchanged from the PSUs granted in 2014 as part of the equity incentive award component of our executive officers’ compensation packages. Each 2015 PSU represents the right to receive one Liberty Global Class A share, Liberty Global Class C share, LiLAC Class A share or LiLAC Class C share, as applicable, subject to performance and vesting.
The performance period for the 2015 PSUs is January 1, 2015 to December 31, 2016. The performance target selected by the compensation committee for the base case plan was achievement of a target compound annual growth rate in consolidated operating cash flow (OCF CAGR) based on a comparison of our 2014 actual results to those reflected in our then existing long-range plan for 2015. The target OCF CAGR is subject to upward or downward adjustment, on a mandatory or a discretionary basis, for certain events in accordance with the terms of the grant agreement. For example, the base case plan from which the target OCF CAGR was calculated will be adjusted for the acquisitions of businesses during the performance period in accordance with guidelines established by the compensation committee and the target OCF CAGR will be recalculated based on the adjusted base case plan. A performance range of 75% to 125% of the target OCF CAGR would generally result in award recipients earning 75% to 150% of their target 2015 PSUs, subject to reduction or forfeiture based on individual performance. One-half of the earned 2015 PSUs will vest on April 1, 2017 and the balance on October 1, 2017.
The compensation committee also established a minimum OCF CAGR base performance objective, subject to certain limited adjustments, which must be satisfied in order for any NEO to be eligible to earn any of their 2015 PSUs. Under the base performance objective, the OCF CAGR must be no less than 50% of the modified target OCF CAGR. If the base performance objective is achieved, our NEOs will be eligible to earn between 75% and 150% of their 2015 PSUs, subject to alignment with our company’s and the individual’s performance. The base performance objective was designed so that the awards should qualify as performance-based compensation under Section 162(m).
The 2015 PSU awards and the SAR awards of our NEOs are reflected in the Summary Compensation Table below under the “Stock Awards” and “Option Awards” columns, respectively.

Decisions for 2014 PSUs. As disclosed in our proxy statement for the 2015 annual general meeting, the performance period for the multi-year incentive awards of PSUs granted in March 2014 (the 2014 PSUs) was January 1, 2014 to December 31, 2015. The performance measure was based on a two-year OCF CAGR. For the 2014 PSUs, the performance target was an OCF CAGR for our company of 5.0%. The following table sets forth the threshold, target and maximum performance levels and related payouts approved by the compensation committee.

	Performance
	Performance Level	Two-year OCF CAGR	Payout

Maximum	125.0%	5.4%	150.0%
Target	100.0%	5.0%	100.0%
Threshold	75.0%	3.2%	75.0%
The compensation committee determines the actual payout by “straight-line interpolation” if our actual OCF CAGR for the performance period falls between the specified threshold, target and maximum performance levels in the table. The actual OCF CAGR for the performance period is calculated by comparing 2015 OCF against 2013 OCF, as adjusted for events during the performance period such as acquisitions, dispositions and changes in foreign currency exchange rates and accounting principles or policies that affect comparability. The compensation committee may also adjust the target OCF CAGR for extraordinary events that distort performance.
At the February 24, 2016 meeting of our compensation committee, the compensation committee reviewed the calculations of 2013 and 2015 consolidated OCF and the resulting OCF CAGR, as adjusted pursuant to the terms of the 2014 PSU grant agreements and guidelines adopted in 2012 by the compensation committee, which had been prepared by management. The compensation committee determined that the base performance objective of achievement of at least 50% of the target OCF CAGR, subject to limited adjustments, had been achieved.
The required adjustments to the target OCF CAGR made pursuant to the terms of the 2014 PSU grant agreements included adjustments (1) to reflect consistent foreign currency exchange translations, (2) to include the acquisition of Ziggo and associated synergies and integration costs and (3) related to the sale of certain assets. As permitted by the 2014 PSU grant agreements, the compensation committee also approved adjustments for certain events or circumstances that in its view distorted performance. These discretionary revisions to the target OCF CAGR included adjustments to exclude (a) unbudgeted costs for a change in the U.K. value-added tax legislation, (b) the BASE integration costs, (c) unbudgeted increases in 2015 maximum bonus amounts, (d) the unbudgeted costs for a network extension program in the U.K., (e) the unbudgeted costs for the launch of a sports channel and (f) certain unbudgeted costs associated with Liberty GO. These adjustments, in the aggregate, increased our target OCF for 2015 of $8.3 billion to $8.6 billion and decreased our target OCF CAGR for the performance period from 5.0% to 4.3%. For purposes of computing the adjusted actual OCF CAGR, the post-acquisition results of 2015 acquisitions were removed from the reported 2015 OCF.
Based on the foregoing, the compensation committee determined that approximately 101.8% of the target OCF CAGR had been achieved. This determination was made by dividing the adjusted actual OCF CAGR achieved (4.4%) by the adjusted target OCF CAGR (4.3%) using maximum available precision. That percentage achievement of the target OCF CAGR, which fell between the target and maximum levels in the preceding table, translated into 103.6% of the target 2014 PSUs being earned, as shown below. The compensation committee further determined that based on each NEO’s individual performance over the performance period, no reduction would be made to the percentage of target 2014 PSUs, which had been earned based on financial performance.

The table below sets forth the actual number of the 2014 PSUs that were earned and which were converted to time-vested RSUs pursuant to the terms of the 2014 PSUs.

Name	Liberty Global Class A RSUs	Liberty Global Class C RSUs	LiLAC Class A RSUs	LiLAC Class C RSUs

Michael T. Fries	81,093	162,185	4,054	8,109
Charles H.R. Bracken	27,031	54,062	1,351	2,703
Bernard G. Dvorak	27,031	54,062	1,351	2,703
Diederik Karsten	27,031	54,062	1,351	2,703
Balan Nair	27,031	54,062	1,351	2,703
The compensation committee discussed the goals that the 2014 PSUs had been designed to achieve and was satisfied that these goals had been met. In addition, the senior management team remained highly motivated and intact during the two-year period ended December 31, 2015.
2013 Challenge Awards. Following the acquisition of Virgin Media, our company grew substantially in size and complexity and became a more complex business operation. In addition, we established aggressive synergy and long-range plan targets for our company on maximizing future performance and our senior management, including our NEOs, were asked to achieve this then aggressive future performance. Therefore, on June 24, 2013, the compensation committee determined to grant, in addition to the standard compensation program for senior management as described above, an additional challenge award to each of our NEOs and certain key employees (the 2013 Challenge Awards). The 2013 Challenge Awards were designed to incentivize senior management recipients to achieve high levels of individual performance and increase shareholder value over a multi-year period. This is in line with the compensation committee’s two primary objectives with respect to executive compensation as stated above—motivation and retention—with the ultimate goal of long-term value creation for our shareholders.
Except with respect to the senior executives, including our NEOs, the 2013 Challenge Awards consisted of a combination grant of performance-based SARs (PSARs) and performance-based PSUs, with a weighting more heavily to the PSARs. For the senior executives, including our NEOs, the 2013 Challenge Awards consisted solely of a grant of PSARs. The awards to the NEOs are intended to qualify as performance-based compensation under Section 162(m). Each PSU represents the right to receive one Liberty Global Class A share, Liberty Global Class C share, LiLAC Class A share or LiLAC Class C share, as applicable, subject to performance and vesting. The performance period for the 2013 Challenge Awards was January 1, 2013 to December 31, 2015.
The number of the 2013 Challenge Awards, earned by each of our NEOs, was based on the compensation committee’s assessment of the executive’s performance and achievement of individual goals in each of the years 2013, 2014 and 2015. The individual goals for the NEOs and our other executive officers consisted of quantitative and qualitative measures, which included individual strategic, financial, transactional, organizational and/or operational goals for each executive. At the end of the performance period, the compensation committee reviewed the performance of each NEO and other officers participating in the 2013 Challenge Awards based on their APR received in the company’s annual performance review process. Finding that each of the NEO’s received a rating of at least “superior” (or its equivalent) in each year of the performance period, the compensation committee did not exercise its discretion to reduce by up to 100%, the amount of such NEO’s 2013 Challenge Awards. The earned PSARs will vest on the third anniversary of the grant date and have a term of seven years from the grant date.
Decisions for 2016. In February 2016, the compensation committee approved the grant of 2016 PSUs to our senior management, including our NEOs. In considering the grants of the 2016 PSUs, our compensation committee determined that it would be in the best interest of the company to modify this incentive award component to better align these incentives over the longer term, promote achievement of the goals of the Liberty GO program and retain key leadership during the transformation period. As described above, our equity incentive awards have previously consisted of annual grants of two different types of equity awards: SARs representing approximately one-third of the total annual target equity value per participant and PSUs representing approximately two-thirds of the total annual target equity value. The annual grants of PSUs then had overlapping two-year performance periods.
For the 2016 PSUs, the compensation committee determined to:

•	Combine the PSU grants for each of the next two years into a single award of 2016 PSUs with a single performance target;

•	Extend the performance period for the 2016 PSUs to three years (2016, 2017 and 2018) in line with the execution phase of the Liberty GO program;

•	Make no grant of PSUs in 2017 for participants who receive a grant of 2016 PSUs;

•
Require the target performance to be 6.0% OCF CAGR during the three-year performance period ending December 31, 2018 (with 2015 as the base year), with over-performance payout opportunities if the OCF CAGR exceeds the target; and

•	Maintain the annual SAR component from previous programs, as these awards vest in installments over a four-year period.
Each participant’s total 2016 PSU grants have a target equity value that has been increased to accommodate the change to a three-year performance period and replacement of the grant of the 2017 PSUs, which otherwise would have been made to the participants in 2017. The 2016 PSU grant is 715,716 ordinary shares for our CEO and 190,860 ordinary shares for each of our other NEOs. The 2016 PSUs are divided among our shares based on a ratio of 20 Liberty Global Shares for every one LiLAC Share, with the Liberty Global and LiLAC Shares further divided on a 1:2 ratio between the respective Class A and Class C ordinary shares. The performance measure of 6% OCF CAGR may be adjusted at the compensation committee’s discretion for events that may affect comparability, such as changes in foreign currency exchange rates and accounting principles or policies. Our compensation committee selected the target OCF CAGR based upon the company’s internal projections and other factors. A performance range of 75% to 167.5% of the target OCF CAGR will generally result in award recipients earning 75% to 300% of their target 2016 PSUs, subject to reduction or forfeiture based on individual performance. One-half of the earned 2016 PSUs will vest on April 1, 2019 and the balance on October 1, 2019.

The compensation committee also established a minimum OCF CAGR base performance objective, which must be satisfied in order for any NEO to be eligible to earn any of their 2016 PSUs. Under the base performance objective, the OCF CAGR must be no less than 50% of the target OCF CAGR. If the base performance objective is achieved, our NEOs will be eligible to earn between 75% and 300% of their 2016 PSUs, subject to alignment with our company’s and the individual’s performance. The base performance objective was designed so that the awards should qualify as performance-based compensation under Section 162(m). For details regarding the target annual equity values for Mr. Fries in connection with the grant of Annual Equity Awards under our incentive plans, please see the description of the Fries Agreement under —Employment and Other Agreements.
The foregoing discussion contains statements regarding corporate performance targets and goals. These targets and goals are disclosed in the limited context of our compensation programs and should not be construed to be estimates of our results or other guidance. In evaluating these statements, you should consider the risks and uncertainties of our business as further disclosed in our annual and quarterly reports filed with the SEC.

Share Ownership Policy
Our compensation committee has established an Executive Share Ownership Policy for our executive officers and senior officers. The purpose of the Executive Share Ownership Policy is to ensure that such officers have a significant stake in our long-term success. As a result, the compensation committee established guidelines for ownership of our ordinary shares based on an individual’s level in our company and expressed as a multiple of base salary as follows:

Position	Guideline

Chief Executive Officer	5 times base
Executive Vice Presidents, including Co-Chief Financial Officers	4 times base
All Senior Vice Presidents and President of Liberty Global Latin America division	3 times base
Executive and senior officers, who were subject to the policy at the time of adoption, were expected to be in compliance with the ownership guidelines within two years of the policy’s effective date. New executive and senior officers must be in compliance within four years of the date they become subject to the policy. In calculating the value of ordinary shares owned by an executive and a senior officer, the policy includes the value of ordinary shares owned jointly with and separately by the officer’s spouse and minor children, 50% of the value of vested ordinary shares held in the officer’s account in the 401(k) Plan, and 50% of the in-the-money value of vested options and SARs. As of December 31, 2015, the value of the ordinary shares owned by Mr. Fries, as calculated in accordance with the policy, significantly exceeded five times his base salary. In addition, at such date, our other NEOs, except Mr. Bracken, were in compliance with the terms of the policy.
In March 2016, the compensation committee revised the Executive Share Ownership Policy to bring it in line with internal leadership changes. The new guidelines for ownership of our ordinary shares apply to members of our executive leadership team as follows:

Position	Guideline

Chief Executive Officer	5 times base
Executive Vice Presidents, including Co-Chief Financial Officers	4 times base
All other members of the executive leadership team	3 times base
Executive and senior officers who were not subject to the policy previously must be in compliance within four years of the date they became subject to the policy as a result of these new guidelines.
Deferred Compensation Plan
Under the Liberty Global Deferred Compensation Plan (the Deferred Compensation Plan), our executive and other officers who are U.S. taxpayers (including those of our subsidiaries and divisions) and who are designated as participants from time to time by our compensation committee may elect to defer payment of certain of their compensation as described under —Deferred Compensation Plan below. We do not have a pension or other defined benefit-type plan to offer our executive and senior officers. For these executive officers and employees who are based in the U.S., LGI contributes to its defined contribution 401(k) Plan, but such contributions are capped by U.S. law. Accordingly, the Deferred Compensation Plan was adopted by the compensation committee to provide a tax-efficient method for participants who are U.S. taxpayers to accumulate value, thus enhancing our ability to attract and retain senior management. With respect to the tax ramifications to us of the Deferred Compensation Plan, the compensation committee noted in adopting the plan that the corporate tax deduction on the deferred compensation may not be taken until payments to participants are made, but that we will have use of the cash in the interim. Although our compensation committee deemed the Deferred Compensation Plan to be an important benefit to participants, it is not included in any quantitative valuation with the three main components of our compensation packages, because participation in the plan, and to what extent, is at each participant’s discretion.
Other Benefits
We do not offer perquisites and other personal benefits on a general basis to our executive officers. The personal benefits we have provided are limited in scope and fall into the following principal categories:

•	limited personal use of our corporate aircraft;

•	an annual auto allowance or use of a company auto for our executive officers working in Europe;

•	an executive health plan; and

•	charitable giving by Liberty Global.
Under our aircraft policy, our CEO, other executive officers and certain senior officers, with our CEO’s approval, may use our corporate aircraft for personal travel, subject to reimbursing us for the incremental costs incurred, plus applicable taxes. Pursuant to his employment agreement, the annual flight hours for Mr. Fries’ personal use of our aircraft is 120 hours per year without cost reimbursement. Also under our aircraft policy, our CEO and, with his approval, our other executive officers and certain senior officers may have family members or other personal guests accompany them on our corporate aircraft while traveling on business without reimbursing us for the incremental cost attributable to the personal guest.
The taxable income of an officer will include imputed income equal to the value of the personal use of our aircraft by him and by his personal guests determined using a method based on the Standard Industry Fare Level (SIFL) rates, as published by the U.S. Internal Revenue Service (IRS) (in the case of U.S. taxpayers), or based on the cost of the flight for personal use and based on the cost of a commercial ticket for guests (in the case of U.K. and Netherlands taxpayers). Income is imputed only to the extent that the value derived by such applicable method exceeds the amount the officer pays us for such personal use.
The methods we use to determine our incremental cost attributable to personal use of our corporate aircraft are described in the notes to the Summary Compensation Table below. Because our aircraft are used primarily for business travel, this methodology excludes fixed costs that do not change based on usage, such as salaries of pilots and crew, purchase costs of aircraft, and costs of maintenance and upkeep.
For our management-level employees in the U.K., the Netherlands and certain other European countries, including two of our NEOs who work in these locations, we provide an annual auto allowance, with variations in the cost of providing this benefit based on the employee’s position and location.
We also provide an executive health plan for our executive and senior officers to proactively manage and improve their health. The benefits of this program include a complete medical history review, annual physical examinations, comprehensive laboratory testing, diagnostic testing and consultations with specialists.
Our NEOs also participate in various benefit plans offered to all salaried employees in the applicable country of employment. Our CEO generally reviews and directs the charitable giving by our company.
Tax and Accounting Considerations
In making its compensation decisions, our compensation committee considers the limitations on deductibility of executive compensation under Section 162(m). That provision prohibits the deduction of compensation in excess of $1.0 million paid to certain executives, subject to certain exceptions. One exception is for performance-based compensation, including options and SARs, granted under shareholder-approved plans, such as the 2014 Incentive Plan. Our compensation committee generally seeks to design the principal elements of our compensation program, such as annual cash performance awards, SAR grants and the terms of our PSU awards, to qualify for deductibility consistent with the requirements of Section 162(m). It has not, however, adopted a policy requiring all compensation to be deductible, in order to maintain flexibility in making compensation decisions. For example, the 2015 salary for our CEO will not be fully deductible and certain types of compensation, such as non-business use of corporate aircraft without reimbursement and grants of restricted shares and RSUs that do not include a performance condition, may not be deductible due to the application of Section 162(m). All grants of restricted shares and RSUs to our NEOs since 2006 have been performance based. Our compensation committee also endeavors to ensure that any compensation that could be characterized as non-qualified deferred compensation complies with Section 409A of the Code.
Our compensation committee also takes into account from time to time, as appropriate, the accounting treatment of compensation elements in determining types and levels of compensation, including method of payment, for our executive officers.

Recoupment Policy
The terms of our PSU awards, our annual cash performance awards and our 2013 Challenge Awards for executive officers, provide that if our consolidated financial statements for any of the years relevant to the determination of whether the applicable performance metrics have been met are required to be restated at any time as a result of an error (whether or not involving fraud or misconduct) and our compensation committee determines that if the financial results had been properly reported the portion of the awards that would have been earned by participants would have been lower than the awards actually earned by them, then each participant will be required to refund and/or forfeit the excess amount of his or her earned award.
Post-Employment Benefits and Change in Control
We have not adopted a severance policy covering our NEOs or other executive officers. Certain of our NEOs (including our CEO) are entitled to limited post-employment benefits under their employment agreements. See —Employment and Other Agreements below. Otherwise, they are entitled to the same benefit of accelerated vesting of all or part of conventional equity awards made under the Liberty Global 2005 Incentive Plan (as amended and restated effective June 7, 2013) (the 2005 Incentive Plan) and the 2014 Incentive Plan on certain termination-of-employment events as other holders of such awards. Similarly, the 2005 Incentive Plan and the 2014 Incentive Plan provide the same treatment to all holders of conventional equity awards granted under these plans upon the occurrence of certain change-in-control events. Accordingly, the existence of these potential post-employment and change-in-control benefits has not influenced our compensation committee’s decisions with respect to executive compensation.
In designing the terms for the PSU awards and 2013 Challenge Awards, our compensation committee determined that only a limited set of events would warrant automatic acceleration of awards thereunder. The terms of the PSU awards and 2013 Challenge Awards do not guarantee that any portion of an award will be deemed earned upon termination of employment, except as a result of death, nor that vesting of earned awards will be accelerated upon termination of employment, except as a result of death or disability. Awards will only be accelerated upon specified change-in-control events if the awards are not continued on the same terms and conditions or, in the case of certain corporate reorganization transactions, effective provision has not been made for the assumption or continuation of the awards on equivalent terms. For details regarding the acceleration of his awards in connection with a change-in-control event please see the description of the Fries Agreement under —Employment and Other Agreements.
The compensation committee believed these limited acceleration events related to a change in control provide appropriate protection to participants and would serve to maintain morale and aid retention during the disruptive circumstances of a change in control. The compensation committee reserved discretion to approve the accelerated vesting of an individual’s award or an amendment to an individual’s award agreements when appropriate under the circumstances.
For additional information on post-employment benefits and change-in-control provisions, see —Potential Payments upon Termination or Change in Control below.
Timing of Equity Awards
In 2006, our compensation committee adopted a policy that the consideration and approval of proposed annual grants of conventional equity awards to employees, including our NEOs, would occur at the compensation committee meeting held in conjunction with our board’s regularly scheduled second quarter meeting each year. Typically this meeting occurs at the end of April or the beginning of May. The exercise price or base price of option and SAR grants approved at this meeting is set at the respective closing prices of our Liberty Global Class A shares, Liberty Global Class C shares, LiLAC Class A shares and LiLAC Class C shares on the grant date, which is the date of the meeting or, if later, May 1 of the same year. Grants of equity awards to eligible employees would otherwise only be made in connection with significant events, such as hiring or promotion. At this time, our compensation committee intends to follow this same timing for granting equity awards.
For purposes of determining the number of Liberty Global Class A, Liberty Global Class C, LiLAC Class A and LiLAC Class C PSUs and SARs to be granted each year for the target annual equity values of our executive officers and other key employees, our compensation committee adopted a policy of using the average of the closing prices of such shares for a trading period ending on the second trading day preceding the date of the committee meeting to approve the grants. Typically, our compensation committee has granted PSUs during the first quarter of each year.

Policies Regarding Hedging
Our Insider Trading Policy requires each of our directors and executive officers to pre-clear all proposed transactions in our company’s securities, including hedging or monetization transactions, with the Legal Department or our company’s outside counsel. The policy prohibits short sales of our company’s securities by any director or employee. We do not have a policy that specifically prohibits our directors or executive officers from hedging the economic risk of share ownership.
Compensation Committee Report
The compensation committee has reviewed the Compensation Discussion and Analysis above and discussed it with management. Based on such review and discussions, the compensation committee recommended to our board of directors that the Compensation Discussion and Analysis be included in this proxy statement.
Submitted by the Members of the
Compensation Committee:
John P. Cole, Jr.
Larry E. Romrell
JC Sparkman (chairman)

Summary Compensation
The following table sets forth information concerning the compensation of our named executive officers for fiscal years 2015, 2014 and 2013. As discussed in the footnotes and in the —Narrative to Summary Compensation and Grants of Plan-Based Awards Tables below, the values presented in the tables do not always reflect the actual compensation received by our NEOs during the relevant fiscal year. Amounts paid in British pounds sterling or euros, as the case may be, have been converted into U.S. dollars based on the average exchange rate for the applicable year.

Name and Principal Position	Year	Salary ($)		Bonus ($)		Stock Awards ($)(1)	Option Awards ($)(2)	Non-Equity Incentive Plan Compen-sation ($)(3)		Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(4)	All Other Compen-sation ($)(5)	Total ($)

Michael T. Fries	2015	2,115,000	(6)	—		10,050,959	7,294,690	6,991,000		345,623	903,903	27,701,175
Chief Executive Officer & President	2014	1,863,462		5,000,000	(7)	89,299,514	6,598,919	7,846,000		262,417	1,306,424	112,176,736
	2013	1,365,385		—		5,567,374	34,638,020	3,960,000		289,424	1,031,779	46,851,982

Charles H.R. Bracken	2015	1,037,303	(8)	—		3,350,352	1,796,864	2,056,000		—	130,468	8,370,987
Executive Vice President & Co-Chief Financial Officer (Principal Financial Officer)	2014	1,024,012	(8)	—		3,209,838	1,714,165	2,452,000		—	127,315	8,527,330
	2013	730,926	(8)	—		2,435,833	6,610,946	1,584,000		—	93,089	11,454,794

Bernard G. Dvorak	2015	1,057,500	(9)	—		3,350,352	2,431,692	2,056,000	(10)	214,202	42,479	9,152,225
Executive Vice President & Co-Chief Financial Officer (Principal Accounting Officer)	2014	931,731	(9)	—		3,209,838	2,317,581	2,452,000	(11)	74,633	19,418	9,005,201
	2013	693,192	(9)	—		2,435,833	7,093,581	1,584,000	(12)	13,808	20,246	11,840,660

Diederik Karsten	2015	889,402	(13)	—		3,350,352	1,796,864	2,056,000		—	57,485	8,150,103
Executive Vice President & Chief Commercial Officer	2014	975,657	(13)	—		3,209,838	1,714,165	2,452,000		—	184,558	8,536,218
	2013	773,100	(13)	—		2,435,833	6,610,946	1,584,000		—	181,492	11,585,371

Balan Nair	2015	1,057,500		—		3,350,352	2,431,692	2,056,000	(10)	151,837	35,037	9,082,418
Executive Vice President & Chief Technology and Innovation Officer	2014	931,731		—		3,209,838	2,317,581	2,452,000	(11)	107,873	45,865	9,064,888
	2013	696,692	(14)	—		2,435,833	7,093,581	1,584,000	(12)	63,454	93,524	11,967,084
_______________

(1)
The 2015 dollar amounts shown in the “Stock Awards” column reflect the grant date fair value of each NEO’s target 2015 PSUs determined in accordance with Topic 718 of the Financial Accounting Standards Board’s Accounting Standards Codification (FASB ASC 718). The grant date fair value for the maximum achievable 2015 PSU awards (150% of target) would be $15,076,439 for Mr. Fries and $5,025,543 for each of the other NEOs. Earned 2015 PSU awards will vest, subject to forfeiture or acceleration under certain circumstances, in two equal installments on each of April 1, 2017 and October 31, 2017.

(2)
The 2015 dollar amounts shown in the “Option Awards” column reflect the grant date fair value of SAR awards granted to our NEOs in 2015 determined in accordance with FASB ASC 718. The dollar amounts for the SAR awards exclude the impact of estimated forfeitures and assume a risk-free interest rate of 1.73%, a volatility rate of 30.1% and an expected term of 5.5 years with respect to Messrs. Fries, Dvorak and Nair and a risk-free interest rate of 1.40%, a volatility rate of 25.1% and an expected term of 4.3 years with respect to Messrs. Bracken and Karsten. Messrs. Bracken, Dvorak, Karsten and Nair were each granted the same number of SAR awards in 2015. The differences in the grant date fair value of their SARs are attributable to the different valuation assumptions described above, which were applied based on their respective home countries. The SAR awards vest 12.5% on November 1, 2015 and thereafter in 14 equal quarterly installments commencing February 1, 2016, and have a seven year term.

(3)
The dollar amounts in the “Non-Equity Incentive Plan Compensation” column reflect the annual cash performance awards earned by the NEOs under the applicable equity incentive plan during the years indicated. For 2015, the compensation committee determined the final award amounts at its March 9, 2016 meeting. The awards were paid out in March 2016.

(4)
The dollar amounts shown in the “Change in Pension Value and Nonqualified Deferred Compensation Earnings” column reflect the above-market value of accrued interest on compensation previously deferred by the applicable NEO under our Deferred Compensation Plan. The above-market value of accrued interest is that portion of the accrued interest equal to the amount that exceeds 120% of the applicable federal long-term rate (with compounding) at the time the interest rate under the Deferred Compensation Plan was set.

(5)	The following table provides additional information about the 2015 amounts that appear in the “All Other Compensation” column in the Summary Compensation Table above:

Name	401(k) Plan (a)	U.K. Defined Contribution Plan (b)	NL Defined Contribution Plan (c)	Auto Allowance	Miscellaneous (d)	Total

Michael T. Fries	$—	$—	$—	$—	$903,903	$903,903
Charles H.R. Bracken	$—	$107,454	$—	$22,148	$866	$130,468
Bernard G. Dvorak	$18,000	$—	$—	$—	$24,479	$42,479
Diederik Karsten	$—	$—	$35,418	$18,024	$4,043	$57,485
Balan Nair	$18,000	$—	$—	$—	$17,037	$35,037
_______________

(a)
Represents matching employer contributions made under the 401(k) Plan. Under the 401(k) Plan, participants may make contributions annually, subject to U.S. federal limits, and LGI makes a matching contribution equal to 100% of the participant’s contribution up to the lesser of the federal limit on contributions or 10% of their cash compensation (excluding awards under Liberty Global’s incentive plans). Voluntary catch-up contributions permitted under U.S. federal law for persons age 50 or older, however, are not matched. Messrs. Fries, Dvorak and Nair are fully vested in their respective 401(k) Plan accounts.

(b)
Represents employer contributions pursuant to the Liberty Global Group Pension Plan in the U.K. Under this plan, Liberty Global Europe Ltd. retains a plan provider that assists participating U.K. employees with establishing individual pension plans, which are defined contribution personal retirement savings plans. The employee makes monthly contributions to their individual pension plan while the employer makes matching monthly contributions up to a maximum of 10% of the participant’s monthly base salary. For Mr. Bracken, the employer contribution is 10% of his base salary. The participant’s contributions are not capped although the tax benefits to the participant are significantly less if such participant’s annual contributions exceed £40,000 ($61,114) or a lifetime contribution in excess of £1.25 million ($1.9 million), as such limits may be changed by the U.K. government from time to time. Once the combined pension contributions are equal to the annual allowance, provided that the employee is making an annual contribution of £20,000 ($30,557), then the employer pays an annual cash amount equal to 10% of base salary less the £20,000 ($30,557) as a taxable pension allowance. Participating U.K. employees, including Mr. Bracken, are fully vested in the employer contributions to their respective pension plans.

(c)
Represents employer contributions pursuant to the Dutch Liberty Global Pension Plan in the Netherlands. This is a defined contribution plan and Liberty Global B.V., f/k/a Liberty Global Europe B.V. (LG BV), retains an insurance company to execute the Dutch Liberty Global Pension Plan. This plan also includes a survivor’s pension and insurance covering a waiver of premium payment into the plan in the case of disability. The employer makes a contribution to each participant’s pension plan equal to a percentage of the participant’s pensionable salary (annual base salary minus an offset), which varies based on age group. The employer also pays the contributions for the pension plan insurance. In 2015, the Netherlands regulatory agency reduced the cap on salary to €100,000 ($111,001). For Mr. Karsten, the employer contribution is 16.9% of his pensionable salary up to such salary cap. Any employer contributions that exceed the salary cap are paid as a taxable pension allowance. In 2015, participants are required to make a contribution of at least 2% of their pensionable base salary to their individual pension plans. Participating Netherlands employees, including Mr. Karsten, are fully vested in the employer contributions to their respective pension plans.

(d)	Amounts reflect the following:

•	Premiums for term life insurance for Messrs. Fries ($1,656), Dvorak ($1,656) and Nair ($2,007) under our group term life insurance benefit plan for U.S. employees.

•	Premiums for term life insurance for Mr. Bracken ($866) under Liberty Global Europe Ltd.’s group life assurance policy for U.K. employees.

•	Payments made on behalf of Mr. Nair under our executive health plan.

•
Our aggregate incremental cost attributable to personal use of our aircraft or having a personal guest on a business flight by each of the following NEOs is: Mr. Fries ($368,665), Mr. Karsten and Mr. Nair. Aggregate incremental cost for personal use of our aircraft is determined on a per flight basis and includes fuel, oil, lubricants, hourly costs of aircraft maintenance for the applicable number of flight hours, in-flight food and beverage services, trip-related hangar and tie down costs, landing and parking fees, travel expenses for crew and other variable costs specifically incurred. Aggregate incremental cost for a personal guest is determined based on our average direct variable costs per passenger for fuel and in-flight food and beverage services, plus, when applicable, customs and immigration fees specifically incurred.

•	The cost of memberships in certain professional organizations for Mr. Fries.

•	The cost of gifts from us to Messrs. Dvorak and Nair valued at less than $175, plus the related tax gross-up ($150).

•	The cost of gifts from us to Mr. Fries valued at less than $700, plus the related tax gross-up ($570).

•
Pursuant to the terms of the Fries Agreement, payment made on behalf of Mr. Fries for professional fees incurred by him, related to the Fries Agreement ($10,342), plus the related tax gross-up ($9,017).

•
Contributions to several charitable and non-profit organizations made by Liberty Global at the request of Mr. Fries. Such contributions aggregated $501,000 and are not included in Mr. Fries’ Liberty Global income for tax purposes. Of the organizations that received such contributions, Mr. Fries is a member of the board of four of the organizations and on the advisory board of another organization to which Liberty Global contributed. The contributions to these organizations were $312,500 in the aggregate.

•
Contributions to charitable and non-profit organizations of $17,500 by Liberty Global at the request of Mr. Dvorak. In addition, Liberty Global matched $5,000 in charitable contributions by Mr. Dvorak through its company-match program, which is open to all employees. Such contributions are not included in Mr. Dvorak’s Liberty Global income for tax purposes.

•
Contributions to a charitable and non-profit organization of $5,000 by Liberty Global at the request of Mr. Nair. In addition, Liberty Global matched $7,500 in charitable contributions by Mr. Nair through its company-match program, which is open to all employees. Such contributions are not included in Mr. Nair’s Liberty Global income for tax purposes.

•	During 2015, Messrs. Fries, Dvorak and Nair each used sporting and concert event tickets that resulted in an incremental cost to us of less than $400 in the case of Mr. Nair.

•	During 2015, Mr. Bracken used sporting and concert tickets made available generally to all employees of our U.K. offices on a first come, first served basis for which we do not attribute compensation.

(6)
Amount includes $1,797,750 of Mr. Fries’ 2015 salary, the payments of which Mr. Fries elected to defer pursuant to our Deferred Compensation Plan. Such deferred amount accrues interest at the rate of 9% per annum compounded daily until paid in full. The amount deferred, plus accrued interest, will be paid upon the earlier of December 31, 2019, Mr. Fries’ separation of service or a change in control of Liberty Global.

(7)	Represents a $5.0 million commitment bonus paid to Mr. Fries at the time the Fries Agreement was signed in April 2014.

(8)
For the years indicated, Mr. Bracken received all or a portion of his salary, perquisites and employee benefits in British pounds, which have been converted for this presentation to U.S. dollars based upon the average exchange rate in effect during each respective year (0.6545 for 2015, 0.6074 for 2014 and 0.6396 for 2013).

(9)
Amount includes $560,475 of Mr. Dvorak’s 2015 salary, $493,817 of Mr. Dvorak’s 2014 salary and $450,575 of Mr. Dvorak’s 2013 salary, respectively, the payments of which Mr. Dvorak elected to defer pursuant to our Deferred Compensation Plan. Such deferred amounts accrue interest at the rate of 9% per annum compounded daily until paid in full. The amounts deferred in 2014 and 2013, plus accrued interest, will be paid in four equal annual installments upon the earlier of Mr. Dvorak’s separation of service or a change in control of Liberty Global. The amount deferred in 2015, plus accrued interest, will be paid in five equal annual installments upon the earlier of Mr. Dvorak’s separation of service or a change in control of Liberty Global.

(10)
The 2015 annual cash performance award amount includes $1,028,000 for each of Mr. Dvorak and Mr. Nair, deferred at their respective elections pursuant to our Deferred Compensation Plan at the time such award was paid in 2016. Such deferred amount, plus accrued interest at the rate of 9% per annum, compounds daily until paid in full. With respect to Mr. Dvorak, the amount deferred, plus accrued interest, will be paid in two equal annual installments upon the earlier of January 1, 2020 or a change in control of Liberty Global. With respect to Mr. Nair, the amount deferred, plus accrued interest, will be paid on the earlier of October 19, 2021, his separation of service or a change in control of Liberty Global.

(11)
The 2014 annual cash performance award amount includes $1,839,000 for Mr. Dvorak and $1,226,000 for Mr. Nair, deferred at their respective elections pursuant to our Deferred Compensation Plan at the time such award was paid in 2015. Such deferred amount, plus accrued interest at the rate of 9% per annum, compounds daily until paid in full. With respect to Mr. Dvorak, the amount deferred, plus accrued interest, will be paid in four equal annual installments upon the earlier of January 1, 2020 or a change in control of Liberty Global. With respect to Mr. Nair, the amount deferred, plus accrued interest, will be paid on the earlier of July 10, 2022, his separation of service or a change in control of Liberty Global.

(12)
The 2013 annual cash performance award amount includes $792,000 for each of Mr. Dvorak and Mr. Nair, deferred at their respective elections pursuant to our Deferred Compensation Plan at the time such award was paid in 2014. Such deferred amount, plus accrued interest at the rate of 9% per annum, compounds daily until paid in full. With respect to Mr. Dvorak, the amount deferred, plus accrued interest, will be paid in four equal annual installments upon the earlier of his separation of service or a change in control of Liberty Global. With respect to Mr. Nair, the amount deferred, plus accrued interest, will be paid on the earlier of July 10, 2022, his separation of service or a change in control of Liberty Global.

(13)
For the years indicated, Mr. Karsten received all or a portion of his salary, perquisites and employee benefits in euros, which have been converted for this presentation to U.S. dollars based upon the average exchange rate in effect during each respective year (0.9009 for 2015, 0.7537 for 2014 and 0.7530 for 2013).

(14)
Amount includes $139,338 of Mr. Nair’s 2013 salary, the payments of which Mr. Nair elected to defer pursuant to our Deferred Compensation Plan. Such deferred amount accrues interest at the rate of 9% per annum compounded daily until paid in full. The amount deferred, plus accrued interest, will be paid upon the earlier of January 1, 2017, Mr. Nair’s separation of service or a change in control of Liberty Global.

Grants of Plan-Based Awards
The table below sets forth certain information concerning the grants of equity based awards and the annual cash performance awards granted to our named executive officers under the 2014 Incentive Plan during the year ended December 31, 2015, as described below under —Narrative to Summary Compensation and Grants of Plan-Based Awards Table. The actual amount of the 2015 cash performance award approved for each named executive officer is reflected in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table above.

		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All other Option Awards Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/sh)	Grant Date Fair Value of Stock & Option Awards ($)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)

Michael T. Fries	03/19/2015	—	—	8,500,000
Liberty Global Class A	03/19/2015				32,576	65,152	97,728			3,260,702
Liberty Global Class C	03/19/2015				65,152	130,304	195,456			6,311,678
LiLAC Class A	03/19/2015				1,629	3,257	4,886			163,005
LiLAC Class C	03/19/2015				3,258	6,515	9,773			315,574
Liberty Global Class A	05/01/2015							157,121	48.31	2,351,153
Liberty Global Class C	05/01/2015							316,802	46.86	4,592,516
LiLAC Class A	05/01/2015							7,882	45.52	117,946
LiLAC Class C	05/01/2015							16,078	46.52	233,075
Charles H.R. Bracken	03/19/2015	—	—	2,500,000
Liberty Global Class A	03/19/2015				10,859	21,718	32,577			1,086,934
Liberty Global Class C	03/19/2015				21,718	43,436	65,154			2,103,957
LiLAC Class A	03/19/2015				543	1,085	1,628			54,302
LiLAC Class C	03/19/2015				1,086	2,171	3,257			105,159
Liberty Global Class A	05/01/2015							52,376	48.31	579,175
Liberty Global Class C	05/01/2015							105,606	46.86	1,131,235
LiLAC Class A	05/01/2015							2,627	45.52	29,049
LiLAC Class C	05/01/2015							5,359	46.52	57,405
Bernard G. Dvorak	03/19/2015	—	—	2,500,000
Liberty Global Class A	03/19/2015				10,859	21,718	32,577			1,086,934
Liberty Global Class C	03/19/2015				21,718	43,436	65,154			2,103,957
LiLAC Class A	03/19/2015				543	1,085	1,628			54,302
LiLAC Class C	03/19/2015				1,086	2,171	3,257			105,159
Liberty Global Class A	05/01/2015							52,376	48.31	783,766
Liberty Global Class C	05/01/2015							105,606	46.86	1,530,927
LiLAC Class A	05/01/2015							2,627	45.52	39,311
LiLAC Class C	05/01/2015							5,359	46.52	77,687
Diederik Karsten	03/19/2015	—	—	2,500,000
Liberty Global Class A	03/19/2015				10,859	21,718	32,577			1,086,934
Liberty Global Class C	03/19/2015				21,718	43,436	65,154			2,103,957
LiLAC Class A	03/19/2015				543	1,085	1,628			54,302
LiLAC Class C	03/19/2015				1,086	2,171	3,257			105,159
Liberty Global Class A	05/01/2015							52,376	48.31	579,175
Liberty Global Class C	05/01/2015							105,606	46.86	1,131,235
LiLAC Class A	05/01/2015							2,627	45.52	29,049
LiLAC Class C	05/01/2015							5,359	46.52	57,405
Balan Nair	03/19/2015	—	—	2,500,000
Liberty Global Class A	03/19/2015				10,859	21,718	32,577			1,086,934
Liberty Global Class C	03/19/2015				21,718	43,436	65,154			2,103,957
LiLAC Class A	03/19/2015				543	1,085	1,628			54,302
LiLAC Class C	03/19/2015				1,086	2,171	3,257			105,159
Liberty Global Class A	05/01/2015							52,376	48.31	783,766
Liberty Global Class C	05/01/2015							105,606	46.86	1,530,927
LiLAC Class A	05/01/2015							2,627	45.52	39,311
LiLAC Class C	05/01/2015							5,359	46.52	77,687

Narrative to Summary Compensation and Grants of Plan-Based Awards Table
The amounts reported for 2015 in the Summary Compensation Table include salary, annual cash performance awards, equity incentive grants, benefits and perquisites as more fully described in —Elements of Our Compensation Packages above. The following discussion focuses on the annual cash performance award component of 2015 total compensation reflected in the Grants of Plan-Based Awards Table above. Additional information with respect to the other components of 2015 compensation is provided in the notes to the Summary Compensation Table above. The vesting and forfeiture provisions applicable to the 2015 PSU awards are discussed in —Elements of Our Compensation Packages—Equity Incentive Awards above. For information on the effect of a termination or change in control on the 2015 PSU awards, see —Potential Payments upon Termination or Change in Control below.
The maximum achievable amount of the 2015 annual cash performance awards for each of our NEOs is shown in the Grants of Plan-Based Awards Table under the “Estimated Possible Payouts Under Non-Equity Incentive Plan Awards” column. Because the compensation committee has discretion to pay no award notwithstanding the achievement of the base performance objective, no “threshold” or minimum awards are reflected in the Grants of Plan-Based Awards Table. The amount each NEO actually earned of his 2015 annual cash performance award is reflected in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table.
Outstanding Equity Awards at Fiscal Year-End
The table below sets forth certain information concerning options, SARs and restricted shares or RSUs held by our NEOs at year end 2015.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards; Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards; Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Michael T. Fries
Liberty Global Class A	71,370	—		12.57	5/1/2017	81,093	(6)	3,435,099	65,152	(7)	2,759,839
	48,168	—		21.26	5/1/2018	666,667	(8)	28,240,014	—		—
	39,902	5,701	(1)	22.85	5/1/2019
	26,867	16,121	(2)	33.87	5/1/2020
	75,654	126,092	(3)	37.22	5/1/2021
	19,640	137,481	(4)	48.31	5/1/2022
	—	971,587	(5)	31.87	6/24/2020
Liberty Global Class B						666,667	(8)	27,100,014	—		—
Liberty Global Class C	71,036	—		12.46	5/1/2017	162,185	(6)	6,612,282	130,304	(7)	5,312,494
	142,107	—		12.35	5/1/2017
	47,962	—		21.09	5/1/2018
	95,916	—		20.24	5/1/2018
	39,725	5,676	(1)	22.67	5/1/2019
	79,457	11,351	(1)	21.97	5/1/2019
	53,497	32,099	(2)	31.37	5/1/2020
	26,742	16,046	(2)	33.59	5/1/2020
	150,542	250,904	(3)	35.63	5/1/2021
	39,600	277,202	(4)	46.86	5/1/2022
	—	967,468	(5)	31.61	6/24/2020
	—	1,933,985	(5)	29.88	6/24/2020

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards; Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards; Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
LiLAC Class A	3,568	—		11.84	5/1/2017	4,054	(6)	167,714	3,257	(7)	134,742
	2,408	—		20.03	5/1/2018	33,333	(8)	1,378,986	—		—
	1,995	285	(1)	21.53	5/1/2019
	1,343	806	(2)	31.91	5/1/2020
	3,780	6,302	(3)	35.06	5/1/2021
	985	6,897	(4)	45.52	5/1/2022
	—	48,582	(5)	30.02	6/24/2020
LiLAC Class B						33,333	(8)	1,332,653	—		—
LiLAC Class C	3,551	—		12.37	5/1/2017	8,109	(6)	348,687	6,515	(7)	280,145
	7,105	—		12.26	5/1/2017
	2,397	—		20.93	5/1/2018
	4,795	—		20.09	5/1/2018
	1,986	284	(1)	22.51	5/1/2019
	3,972	568	(1)	21.81	5/1/2019
	1,337	803	(2)	33.35	5/1/2020
	2,674	1,605	(2)	31.14	5/1/2020
	7,527	12,545	(3)	35.37	5/1/2021
	2,009	14,069	(4)	46.52	5/1/2022
	—	48,343	(5)	31.37	6/24/2020
	—	96,687	(5)	29.66	6/24/2020

Charles H.R. Bracken
Liberty Global Class A	34,911	4,988	(1)	22.85	5/1/2019	27,031	(6)	1,145,033	21,718	(7)	919,974
	23,506	14,104	(2)	33.87	5/1/2020
	25,216	42,027	(3)	37.22	5/1/2021
	6,547	45,829	(4)	48.31	5/1/2022
	—	170,684	(5)	31.87	6/24/2020
Liberty Global Class C	41,956	—		21.09	5/1/2018	54,062	(6)	2,204,108	43,436	(7)	1,770,886
	83,905	—		20.24	5/1/2018
	34,756	4,966	(1)	22.67	5/1/2019
	69,519	9,932	(1)	21.97	5/1/2019
	23,396	14,039	(2)	33.59	5/1/2020
	46,805	28,083	(2)	31.37	5/1/2020
	50,176	83,628	(3)	35.63	5/1/2021
	13,200	92,406	(4)	46.86	5/1/2022
	—	169,960	(5)	31.61	6/24/2020
	—	339,754	(5)	29.88	6/24/2020
LiLAC Class A	2,106	—		20.03	5/1/2018	1,351	(6)	55,891	1,085	(7)	44,886
	1,745	250	(1)	21.53	5/1/2019
	1,175	705	(2)	31.91	5/1/2020
	1,260	2,100	(3)	35.06	5/1/2021
	328	2,299	(4)	45.52	5/1/2022
	—	8,531	(5)	30.02	6/24/2020
LiLAC Class C	2,097	—		20.93	5/1/2018	2,703	(6)	116,229	2,171	(7)	93,353
	4,194	—		20.09	5/1/2018

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards; Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards; Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
	1,737	249	(1)	22.51	5/1/2019
	3,475	497	(1)	21.81	5/1/2019
	1,170	702	(2)	33.35	5/1/2020
	2,340	1,404	(2)	31.14	5/1/2020
	2,508	4,182	(3)	35.37	5/1/2021
	669	4,690	(4)	46.52	5/1/2022
	—	8,492	(5)	31.37	6/24/2020
	—	16,985	(5)	29.66	6/24/2020

Bernard G. Dvorak
Liberty Global Class A	62,456	—		12.57	5/1/2017	27,031	(6)	1,145,033	21,718	(7)	919,974
	42,136	—		21.26	5/1/2018
	34,911	4,988	(1)	22.85	5/1/2019
	23,506	14,104	(2)	33.87	5/1/2020
	25,216	42,027	(3)	37.22	5/1/2021
	6,547	45,829	(4)	48.31	5/1/2022
	—	170,684	(5)	31.87	6/24/2020
Liberty Global Class C	62,164	—		12.46	5/1/2017	54,062	(6)	2,204,108	43,436	(7)	1,770,886
	124,358	—		12.35	5/1/2017
	41,956	—		21.09	5/1/2018
	83,905	—		20.24	5/1/2018
	34,756	4,966	(1)	22.67	5/1/2019
	69,519	9,932	(1)	21.97	5/1/2019
	23,396	14,039	(2)	33.59	5/1/2020
	46,805	28,083	(2)	31.37	5/1/2020
	50,176	83,628	(3)	35.63	5/1/2021
	13,200	92,406	(4)	46.86	5/1/2022
	—	169,960	(5)	31.61	6/24/2020
	—	339,754	(5)	29.88	6/24/2020
LiLAC Class A	3,122	—		11.84	5/1/2017	1,351	(6)	55,891	1,085	(7)	44,886
	2,106	—		20.03	5/1/2018
	1,745	250	(1)	21.53	5/1/2019
	1,175	705	(2)	31.91	5/1/2020
	1,260	2,100	(3)	35.06	5/1/2021
	328	2,299	(4)	45.52	5/1/2022
	—	8,531	(5)	30.02	6/24/2020
LiLAC Class C	3,108	—		12.37	5/1/2017	2,703	(6)	116,229	2,171	(7)	93,353
	6,217	—		12.26	5/1/2017
	2,097	—		20.93	5/1/2018
	4,194	—		20.09	5/1/2018
	1,737	249	(1)	22.51	5/1/2019
	3,475	497	(1)	21.81	5/1/2019
	1,170	702	(2)	33.35	5/1/2020
	2,340	1,404	(2)	31.14	5/1/2020
	2,508	4,182	(3)	35.37	5/1/2021

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards; Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards; Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
	669	4,690	(4)	46.52	5/1/2022
	—	8,492	(5)	31.37	6/24/2020
	—	16,985	(5)	29.66	6/24/2020
Diederik Karsten
Liberty Global Class A	8,138	—		7.64	5/1/2016	27,031	(6)	1,145,033	21,718	(7)	919,974
	7,302	—		6.74	5/1/2016
	19,510	—		12.57	5/1/2017
	42,136	—		21.26	5/1/2018
	34,911	4,988	(1)	22.85	5/1/2019
	23,506	14,104	(2)	33.87	5/1/2020
	25,216	42,027	(3)	37.22	5/1/2021
	6,547	45,829	(4)	48.31	5/1/2022
	—	170,684	(5)	31.87	6/24/2020
Liberty Global Class C	8,101	—		7.58	5/1/2016	54,062	(6)	2,204,108	43,436	(7)	1,770,886
	16,202	—		7.55	5/1/2016
	7,270	—		6.69	5/1/2016
	14,538	—		6.61	5/1/2016
	19,418	—		12.46	5/1/2017
	38,847	—		12.35	5/1/2017
	41,956	—		21.09	5/1/2018
	83,905	—		20.24	5/1/2018
	34,756	4,966	(1)	22.67	5/1/2019
	69,519	9,932	(1)	21.97	5/1/2019
	23,396	14,039	(2)	33.59	5/1/2020
	46,805	28,083	(2)	31.37	5/1/2020
	50,176	83,628	(3)	35.63	5/1/2021
	13,200	92,406	(4)	46.86	5/1/2022
	—	169,960	(5)	31.61	6/24/2020
	—	339,754	(5)	29.88	6/24/2020
LiLAC Class A	406	—		7.19	5/1/2016	1,351	(6)	55,891	1,085	(7)	44,886
	365	—		6.35	5/1/2016
	975	—		11.84	5/1/2017
	2,106	—		20.03	5/1/2018
	1,745	250	(1)	21.53	5/1/2019
	1,175	705	(2)	31.91	5/1/2020
	1,260	2,100	(3)	35.06	5/1/2021
	328	2,299	(4)	45.52	5/1/2022
	—	8,531	(5)	30.02	6/24/2020
LiLAC Class C	405	—		7.52	5/1/2016	2,703	(6)	116,229	2,171	(7)	93,353
	810	—		7.50	5/1/2016
	363	—		6.64	5/1/2016
	726	—		6.56	5/1/2016
	970	—		12.37	5/1/2017
	1,942	—		12.26	5/1/2017
	2,097	—		20.93	5/1/2018

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards; Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards; Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
	4,194	—		20.09	5/1/2018
	1,737	249	(1)	22.51	5/1/2019
	3,475	497	(1)	21.81	5/1/2019
	1,170	702	(2)	33.35	5/1/2020
	2,340	1,404	(2)	31.14	5/1/2020
	2,508	4,182	(3)	35.37	5/1/2021
	669	4,690	(4)	46.52	5/1/2022
	—	8,492	(5)	31.37	6/24/2020
	—	16,985	(5)	29.66	6/24/2020

Balan Nair
Liberty Global Class A	26,767	—		12.57	5/1/2017	27,031	(6)	1,145,033	21,718	(7)	919,974
	42,136	—		21.26	5/1/2018
	34,911	4,988	(1)	22.85	5/1/2019
	23,506	14,104	(2)	33.87	5/1/2020
	25,216	42,027	(3)	37.22	5/1/2021
	6,547	45,829	(4)	48.31	5/1/2022
	—	170,684	(5)	31.87	6/24/2020
Liberty Global Class C	26,641	—		12.46	5/1/2017	54,062	(6)	2,204,108	43,436	(7)	1,770,886
	53,296	—		12.35	5/1/2017
	41,956	—		21.09	5/1/2018
	83,905	—		20.24	5/1/2018
	34,756	4,966	(1)	22.67	5/1/2019
	69,519	9,932	(1)	21.97	5/1/2019
	23,396	14,039	(2)	33.59	5/1/2020
	46,805	28,083	(2)	31.37	5/1/2020
	50,176	83,628	(3)	35.63	5/1/2021
	13,200	92,406	(4)	46.86	5/1/2022
	—	169,960	(5)	31.61	6/24/2020
	—	339,754	(5)	29.88	6/24/2020
LiLAC Class A	1,338	—		11.84	5/1/2017	1,351	(6)	55,891	1,085	(7)	44,886
	2,106	—		20.03	5/1/2018
	1,745	250	(1)	21.53	5/1/2019
	1,175	705	(2)	31.91	5/1/2020
	1,260	2,100	(3)	35.06	5/1/2021
	328	2,299	(4)	45.52	5/1/2022
	—	8,531	(5)	30.02	6/24/2020
LiLAC Class C	1,332	—		12.37	5/1/2017	2,703	(6)	116,229	2,171	(7)	93,353
	2,664	—		12.26	5/1/2017
	2,097	—		20.93	5/1/2018
	4,194	—		20.09	5/1/2018
	1,737	249	(1)	22.51	5/1/2019
	3,475	497	(1)	21.81	5/1/2019
	1,170	702	(2)	33.35	5/1/2020
	2,340	1,404	(2)	31.14	5/1/2020
	2,508	4,182	(3)	35.37	5/1/2021

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards; Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards; Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
	669	4,690	(4)	46.52	5/1/2022
	—	8,492	(5)	31.37	6/24/2020
	—	16,985	(5)	29.66	6/24/2020
_______________

(1)	Vests in 2 equal remaining quarterly installments from February 1, 2016 to May 1, 2016.

(2)	Vests in 6 equal remaining quarterly installments from February 1, 2016 to May 1, 2017.

(3)	Vests in 10 equal remaining quarterly installments from February 1, 2016 to May 1, 2018.

(4)	Vests in 14 equal remaining quarterly installments from February 1, 2016 to May 1, 2019.

(5)	Represents the earned PSARs of the 2013 Challenge Awards, which will vest on June 24, 2016.

(6)
Represents the number of Liberty Global Class A, Liberty Global Class C, LiLAC Class A and LiLAC Class C shares underlying 2014 PSUs that were actually earned by each of our NEOs as determined by the compensation committee in February 2016. These awards were then converted to time-vested RSUs vesting in two equal installments on April 1, 2016 and October 1, 2016. See —Elements of Our Compensation Packages—Equity Incentive Awards—Decisions for 2014 PSUs above.

(7)
Represents the target number of Liberty Global Class A, Liberty Global Class C, LiLAC Class A and LiLAC Class C shares underlying 2015 PSUs that may be earned by each of our NEOs. If earned, the 2015 PSUs will vest in two equal installments on April 1, 2017 and October1, 2017, respectively.

(8)
Represents the number of Liberty Global Class A, Liberty Global Class B, LiLAC Class A and LiLAC Class B shares underlying the CEO Performance Award (as defined below) that was earned by our CEO as determined by the compensation committee in December 2014. These awards were then converted to time-vested RSUs vesting in three equal annual installments on March 15, 2015, 2016 and 2017.

Option Exercises and Shares Vested
The table below sets forth certain information concerning each exercise of options or SARs by, and each vesting of restricted shares or RSUs of, our named executive officers during the year ended December 31, 2015.

	Option Awards			Stock Awards
Name	Number of Shares Acquired on Exercise (#)		Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)(2)	Value Realized on Vesting ($)(1)

Michael T. Fries
Liberty Global Class A	—		—	366,591	18,899,927
Liberty Global Class B	—		—	333,333	18,126,649
Liberty Global Class C	—		—	99,774	4,531,236
LiLAC Class A	—		—	831	27,996
LiLAC Class C	—		—	2,493	85,360

Charles H.R. Bracken
Liberty Global Class A	42,136	(3)	1,277,564	19,401	915,820
Liberty Global Class C	—		—	58,204	2,643,326
LiLAC Class A	—		—	485	16,340
LiLAC Class C	—		—	1,455	49,819

Bernard G. Dvorak
Liberty Global Class A	—		—	19,401	915,820
Liberty Global Class C	—		—	58,204	2,643,326
LiLAC Class A	—		—	485	16,340
LiLAC Class C	—		—	1,455	49,819

Diederik Karsten
Liberty Global Class A	—		—	19,401	915,820
Liberty Global Class C	—		—	58,204	2,643,326
LiLAC Class A	—		—	485	16,340
LiLAC Class C	—		—	1,455	49,819

Balan Nair
Liberty Global Class A	—		—	19,401	915,820
Liberty Global Class C	—		—	58,204	2,643,326
LiLAC Class A	—		—	485	16,340
LiLAC Class C	—		—	1,455	49,819
_______________

(1)	Value reflects the aggregate amount of awards for the applicable class of shares exercised or vested in 2015.

(2)	Includes shares withheld by us to pay the minimum withholding tax due upon vesting of the RSUs in 2015.

(3)
Consists of Liberty Global Class A shares subject to SARs, which were exercised at the election of Mr. Bracken. The actual number of shares issued to Mr. Bracken upon exercise of these SARs, after taking into account the spread between the base price and the closing market price and giving effect to the withholding of shares for taxes, was 13,127 Old Liberty Global Class A shares.

Deferred Compensation Plan
The Deferred Compensation Plan became effective with respect to compensation payable in 2009. Officers of Liberty Global or its subsidiary LGI, who are also U.S. taxpayers, may participate in the Deferred Compensation Plan. Each designated participant may elect to defer all or any portion of his or her (1) annual cash performance award, (2) annual salary up to limits specified by the compensation committee (currently 90%) and (3) award, if any, under a current or future multi-year performance award arrangement.

Initially cash compensation deferred under the Deferred Compensation Plan was credited with interest at the rate of 9% per year, compounded quarterly at the end of each calendar quarter (the credited interest fund). In setting the interest rate, our compensation committee reviewed data on the implied yields of our significant bank debt and outstanding bonds, as well as credit market conditions. The compensation committee reserved the right to change the interest rate in the future, provided that any decreases in the rate will apply only to deferred elections that become irrevocable after the new rate is set. Commencing with compensation deferred in 2013, such rate is compounded daily in order to facilitate better administration on an online platform. The compensation committee made no modification to this rate in its 2015 annual review. Deferred equity awards will not be credited with interest, but will be adjusted for splits, combinations, dividends or distributions. If the compensation committee approves the establishment of one or more phantom investment funds for purposes of the Deferred Compensation Plan, a participant may, but will not be obligated to, elect one or more of such phantom investment funds as the measurement fund for the purpose of calculating notional earnings, losses and other relevant amounts to be credited to or deducted from all or a portion of his or her deferred compensation instead of the credited interest fund.
The Deferred Compensation Plan provides our compensation committee with the discretion to terminate the Deferred Compensation Plan within 12 months of certain change-in-control events and distribute each participant’s account balance. Otherwise, the amount of compensation deferred will be distributed in a lump sum or in up to three installments upon the date or dates selected by the participant, or in up to five equal annual installments, or in a lump sum when the participant ceases to be an employee of our company. At the participant’s request, if the compensation committee determines that such participant has suffered a financial hardship, it may authorize immediate distribution of all or a portion of his or her account balance. The compensation committee has reserved the right to terminate the Deferred Compensation Plan at any time. Such an optional termination will not result in accelerated distributions.
Of our NEOs, only Mr. Fries, Mr. Dvorak and Mr. Nair have deferred compensation under the Deferred Compensation Plan. The table below sets forth certain information concerning the deferred compensation of these officers at year end 2015.

Name	Executive Contribution in Last FY		Aggregate Earnings in Last FY (1)	Aggregate Withdrawals / Distributions	Aggregate Balance at Last FYE

Michael T. Fries	$1,797,750	(2)	$486,807	$4,700,015	$1,880,081	(3)
Bernard G. Dvorak	$2,399,475	(4)	$340,452	$—	$4,619,915	(5)
Balan Nair	$1,226,000	(6)	$238,806	$604,515	$2,421,069	(7)
_______________

(1)	Of these amounts, the following were reported in the Summary Compensation Table as above-market earnings that were credited to the NEO’s account during 2015:

Name	Amount

Michael T. Fries	$345,623
Bernard G. Dvorak	$214,202
Balan Nair	$151,837

(2)	Consists of salary contributed in 2015.

(3)	Includes salary contributed in 2015.

(4)	Includes salary of $560,475 and annual cash performance award of $1,839,000 contributed in 2015.

(5)
Includes salary contributed as follows: $450,575 in 2013; $493,817 in 2014 and $560,475 in 2015. Also, includes annual cash performance awards contributed as follows: $792,000 in 2014 and $1,839,000 in 2015.

(6)	Consists of annual cash performance award contributed in 2015.

(7)	Includes salary of $139,338 contributed in 2013 and annual cash performance awards of $792,000 contributed in 2014 and $1,226,000 contributed in 2015.

Employment and Other Agreements
On April 30, 2014, we entered into the Fries Agreement with Mr. Fries to serve as our CEO. We do not presently have employment agreements with Messrs. Dvorak or Nair or any of our other U.S.-based executive officers. As is customary in the U.K. and the Netherlands, we have employment agreements with each of Mr. Bracken and Mr. Karsten.
We have not otherwise adopted a severance policy covering our executive officers. Each of our NEOs also holds equity awards granted under the 2014 Incentive Plan and the 2005 Incentive Plan. These plans are described below under Incentive Plans.
Michael T. Fries
Introduction. In 2014, our board of directors and the compensation committee determined that it was in our company’s best interest to enter into an employment agreement with Mr. Fries to serve as our CEO in order to promote stability in management, secure his services for the long term, implement appropriate restrictive covenants and recognize his outstanding performance and our company’s success under his leadership. Mr. Fries was not previously subject to an employment agreement with us.
Although we are incorporated in the U.K., our ordinary shares are listed and traded on the NASDAQ Global Select Market, and Mr. Fries is based in Denver, Colorado. Consequently, the compensation for Mr. Fries, and the terms of the Fries Agreement, are based on U.S. customs and standards as we are competing with U.S. companies for senior management personnel based in the U.S. U.K. law requires that the compensation of our directors (including that of Mr. Fries who is a member of our board of directors), including historical compensation, whether awarded on terms subject to U.S. law or not, be consistent with a compensation policy approved by our shareholders. In accordance with these regulations, our shareholders approved our director compensation policy at the annual general meeting held in 2014, including compensation payable to Mr. Fries pursuant to the terms of the Fries Agreement. The directors’ compensation policy is set out in Appendix A of the proxy statement for the 2014 annual general meeting, which is available at www.sec.gov or www.libertyglobal.com.
Summary of the Fries Agreement. The Fries Agreement became effective on April 30, 2014 and has an initial five-year term ending on April 30, 2019. After the initial term, the Fries Agreement automatically renews for successive one-year terms unless either party provides at least 180 days written notice to the other party of its intention not to renew the term. Notwithstanding the foregoing, the Fries Agreement and Mr. Fries’ employment may be terminated by either party at any time during the initial five-year term or a renewal term.
Mr. Fries’ base salary, which was $2.0 million in 2014, is subject to annual increase at the discretion of the compensation committee. Mr. Fries received a cash bonus of $5.0 million within ten days of signing the Fries Agreement.
Upon signing the Fries Agreement and as provided therein, Mr. Fries received an award of PSUs of 1,000,000 Old Liberty Global Class A shares and 1,000,000 Old Liberty Global Class B shares (the CEO Performance Award). The CEO Performance Award was subject to the achievement of a performance condition measured in 2014 substantially similar to the performance condition established for the 2014 annual cash performance award program, except the performance period was for the nine-month period commencing on April 1, 2014. In December 2014, the compensation committee determined the performance condition had been met and the CEO Performance Award was converted to time-vested RSUs, which vest over a three-year service period. The CEO Performance Award is intended to qualify as “performance-based compensation” under Section 162(m) of the Code.
Mr. Fries’ maximum annual cash performance award opportunity for 2014 of $8.0 million will increase by $500,000 each year, provided that no increase is required if the base performance objective applicable to Mr. Fries’ annual cash performance award is not achieved in the previous year. There is no guaranteed amount of the annual cash performance award. The actual amount paid to Mr. Fries will depend on the achievement of qualitative and quantitative performance objectives, which will be determined each year by the compensation committee.
During the term of the Fries Agreement, Mr. Fries will participate in our company’s equity compensation programs on the same basis as other executives of our company. Pursuant to these programs, Mr. Fries will be entitled to receive grants of annual equity awards (the Annual Equity Awards). The Annual Equity Awards granted to Mr. Fries may be in the form of PSUs, SARs or other forms of equity as determined by the compensation committee, with the terms and conditions substantially the same as those for our other senior executive officers. The target value of these Annual Equity Awards is intended to be based on the target value for similar awards granted in 2014, which had a target value of $15,000,000 for Mr. Fries, and will be increased each year (beginning in 2016) by $2.5 million. The compensation committee may, however, determine the actual target value of Annual Equity Awards each year in its sole discretion and may reduce this amount subject to the terms of the Fries Agreement. In connection with the PSU awards granted to Mr. Fries in 2016, Mr. Fries waived any right he may have to a PSU award in 2017.
In addition to participating in U.S. employee benefit plans and arrangements sponsored by our company for the benefit of its senior executive group, Mr. Fries is entitled to use our company’s aircraft for up to 120 hours of personal use per year, in accordance with the terms of an aircraft time sharing agreement with our company. In addition, our company agreed to pay all reasonable legal fees and expenses incurred by Mr. Fries in connection with the negotiation and execution of the Fries Agreement.
If Mr. Fries’ employment is terminated as a result of his death or disability (as defined in the Fries Agreement), Mr. Fries or his heirs, as applicable, will be entitled to receive: (1) Mr. Fries’ accrued but unpaid base salary through the date of termination; (2) any annual cash performance award for a completed year that was earned but not paid as of the date of termination; (3) any accrued but unused vacation leave pay as of the date of termination; (4) any accrued vested benefits under our company’s employee welfare and tax-qualified retirement plans, in accordance with the terms of those plans; and (5) reimbursement of any business expenses (Accrued Benefits). In addition, (a) our company will pay Mr. Fries or his heirs, as applicable, an amount equal to a pro rata portion of the annual cash performance award Mr. Fries would have received for the calendar year of his termination (the Pro-Rata Bonus); (b) any options, SARs or other nonperformance based awards will fully vest, with options and SARs remaining exercisable until the earlier of three years from Mr. Fries’ termination or the original expiration of such award; (c) if Mr. Fries’ termination is during a performance period with respect to any PSUs (or other performance based award) that were granted as part of an Annual Equity Award, Mr. Fries will be entitled to a pro-rata amount of such awards based on performance through the end of the year of Mr. Fries’ termination and (d) Mr. Fries’ family may elect to continue to receive coverage under our company’s group health benefits plan subject to the terms of such plan or receive COBRA continuation of the group health benefits with premiums paid or reimbursed by our company.
If Mr. Fries is terminated for cause (as defined in the Fries Agreement) or resigns (other than for good reason (as defined in the Fries Agreement)), he will be entitled to receive the Accrued Benefits and Mr. Fries will not be entitled to any other amounts under the Fries Agreement.
If Mr. Fries’ employment is involuntarily terminated by our company without cause, or if Mr. Fries voluntarily terminates his employment for good reason, Mr. Fries will be entitled to receive: (1) the Accrued Benefits; (2) an amount equal to the Pro-Rata Bonus, subject to achievement of the applicable performance metric; (3) an amount equal to one-twelfth (1/12) of the average annual base salary Mr. Fries was earning in the calendar year of the termination and the immediately preceding calendar year, multiplied by the applicable number of months in the Severance Period (as defined below), which amount shall be paid in substantially equal payments over the course of the Severance Period in accordance with our company’s normal payroll practices during such period; and (4) an amount equal to one-twelfth (1/12) of the average annual cash performance award paid to Mr. Fries for the immediately preceding two years (regardless when paid), multiplied by the number of months in the Severance Period, which amount shall be paid in substantially equal payments over the course of the Severance Period in accordance with our company’s normal payroll practices during such period. In addition, any options, SARs or other nonperformance based awards will fully vest, with options and SARs remaining exercisable until the earlier of three years from Mr. Fries’ termination or the original expiration of such award, other nonperformance based awards and the CEO Performance Award (to the extent the performance conditions are satisfied) shall be accelerated and settled, and Mr. Fries and his family may elect to continue to receive coverage under our company’s group health benefits plan subject to the terms of such plan or receive COBRA continuation of the group health benefits previously provided to Mr. Fries and his family with premiums paid or reimbursed by our company. The Severance Period is a period of 24 months commencing on the termination of Mr. Fries’ employment.
If Mr. Fries’ employment is involuntarily terminated by our company without cause, or if Mr. Fries voluntarily terminates his employment for good reason, Mr. Fries shall continue to earn each of the outstanding PSUs or other performance based awards that were granted as part of an Annual Equity Award, if and to the extent the performance metrics are satisfied during the applicable performance period, based upon actual performance through the end of the applicable performance period, as certified by the compensation committee, as if Mr. Fries’ employment had not terminated. If the termination is prior to the grant date for all Annual Equity Awards that would have been granted during the initial term (or applicable renewal term) in which Mr. Fries’ termination took place, then our company shall pay to Mr. Fries additional amounts equal to the Applicable Percentage (as defined below) of the target value of the Annual Equity Awards that would have been made during such term, with lump sum cash payments being made in the first 90 days of the applicable grant years. The Applicable Percentage is the percentage of the Annual Equity Award value that is made in the form of PSUs (or other full value equity awards) and shall not be less than 50%.

If Mr. Fries’ employment is involuntarily terminated by our company without cause or if Mr. Fries voluntarily terminates his employment for good reason and the termination is prior to the grant date for all Annual Equity Awards that would have been granted during the initial term (or applicable renewal term) in which Mr. Fries’ termination took place, then in respect of options, SARs or other share-based appreciation awards (other than PSUs or other full value equity awards, the treatment of which under these circumstances is described above) that would have been granted (the Ungranted Appreciation Awards), our company will be obligated to pay to Mr. Fries, on each date such awards would have vested and based on certain assumptions included in the Fries Agreement (including, taking into account the Applicable Percentage as described above), a lump sum cash amount equal to (1) the number of shares underlying the Ungranted Appreciation Awards that would have vested on the applicable vesting date, multiplied by (2) the excess of the closing share price on the applicable assumed vesting date over the closing share price on the assumed grant date.
If Mr. Fries remains employed by our company (or our successor) for 12 months following a change in control (as defined in the Fries Agreement), or is involuntarily terminated by our company without cause or voluntarily terminates for good reason prior to such time, then the outstanding PSUs (for which the performance period has not expired) and the unvested SARs will become fully vested as of the first anniversary of the change in control (or earlier date of termination or resignation), with outstanding PSUs deemed to be earned at the maximum level. If Mr. Fries’ employment is involuntarily terminated by our company without cause or if Mr. Fries voluntarily terminates his employment for good reason, either of which occurs within 13 months following a change in control, then Mr. Fries shall be treated as if his employment was terminated without cause or for good reason except that the Severance Period shall be the lesser of: (1) 36 months; or (2) the number of full calendar months remaining until the expiration of the initial term (or applicable renewal term) of the Fries Agreement in which Mr. Fries’ termination took place; provided that in no event shall the Severance Period be less than 24 months.
Pursuant to the Fries Agreement, Mr. Fries is subject to customary restrictive covenants, including those relating to non-solicitation, noninterference, non-competition and confidentiality, during the term of the Fries Agreement and, depending on the circumstances of termination, for a period of up to two years thereafter.
Mr. Fries has agreed to waive any rights he would have under any agreement to a gross-up for any taxes associated with a parachute payment.
Charles H.R. Bracken. On December 15, 2004, we entered into an Executive Service Agreement with Mr. Bracken in connection with his continued appointment as Co-Chief Financial Officer of UGC. In 2005, Mr. Bracken became our Co-Chief Financial Officer (principal financial officer). The Executive Service Agreement has an indefinite term and may be terminated by either party upon six months’ notice or by us at any time upon shorter notice. Mr. Bracken will be entitled to his salary and benefits for any unexpired portion of the six months’ notice period at the date his employment terminates. His equity awards will also continue to vest during such six-month notice period. Mr. Bracken’s employment may also be terminated immediately upon notice for cause. If we terminate Mr. Bracken’s employment other than for cause or disability, Mr. Bracken will also be entitled to a lump sum severance payment equivalent to his base salary and benefits for six months, subject to his signing a release. In the event Mr. Bracken becomes disabled and the disability continues for a specified period, we may reduce future payments under the Executive Service Agreement to the amount reimbursed by its disability insurer for the duration of Mr. Bracken’s disability or, under certain circumstances, terminate his employment as described above.
Mr. Bracken’s salary, which was £683,000 for 2015, is subject to annual review and, in the discretion of our compensation committee, upward adjustment. The benefits to which he is entitled pursuant to the Executive Service Agreement include an auto allowance and participation in the Liberty Global Group Pension Plan for U.K. employees and group life assurance, permanent ill health insurance (equivalent to disability insurance) and medical and dental insurance schemes. In addition, the Executive Service Agreement provides for Mr. Bracken to be made whole for any non-U.K. tax liability he may incur with respect to his salary and other amounts due him and for any additional U.K. tax or social security cost he may incur with respect to business expenses or reimbursement paid by us for work performed by him outside the U.K.
The Executive Service Agreement includes restrictions on Mr. Bracken’s (1) use or disclosure of trade secrets for so long as they are trade secrets, (2) use or disclosure of confidential or proprietary information during the term of his employment and for two years after termination of his employment and (3) competition with and solicitation of executives or certain employees of Liberty Global, or any subsidiary of Liberty Global or its parent entities, for a period of six months after termination of his employment.
Diederik Karsten. Effective January 1, 2011, LG BV entered into an Employment Agreement with Mr. Karsten in connection with his appointment as Managing Director, European Broadband Operations of LG BV. Since that date, LG BV and Mr. Karsten have amended the Employment Agreement to reflect changes to his position, including his current position of Executive Vice President and Chief Commercial Officer. The Employment Agreement has an indefinite term and may be terminated by LG BV upon six months’ notice or by Mr. Karsten upon three months’ notice. Mr. Karsten will be entitled to his salary and benefits for the duration of the notice period. In addition, Mr. Karsten’s equity awards will also continue to vest during the applicable notice period. Mr. Karsten’s employment may also be terminated immediately upon notice for cause. In the event Mr. Karsten becomes disabled and the disability continues over a year, LG BV may reduce future payments under the Employment Agreement to the amount reimbursed by its disability insurer for the duration of Mr. Karsten’s disability or, under certain circumstances, terminate his employment as described above.
Mr. Karsten’s salary under the Employment Agreement, which was €807,000 for 2015, is subject to annual review and, in the discretion of our compensation committee, adjustment. The benefits to which he is entitled pursuant to the Employment Agreement include use of an automobile, participation in the Dutch Liberty Global Pension Plan for Netherlands employees, disability insurance, travel and accident insurance and medical insurance schemes. The Employment Agreement includes restrictions similar to those described for Mr. Bracken above.
Aircraft Policy
Our policy for the personal use of our aircraft by members of our board, our CEO and such other officers as may be approved by our CEO was originally adopted by our board in 2005, amended in 2009 and amended and restated in 2013. The policy allows non-employee directors to use our aircraft for personal flights, subject to availability, without charge. The policy requires each user who is an officer to lease the corporate aircraft for personal use pursuant to an aircraft time sharing agreement and to pay us an amount equal to the aggregate incremental cost of each flight up to certain limits established under the U.S. Federal Aviation Administration rules. Incremental costs may include fuel, oil, lubricants and other additives, hangar and tie down costs away from aircraft home airport, travel expenses for crew, landing and parking fees, customs and immigration fees, insurance obtained for a specific flight, in-flight food and beverage services, ground transportation, de-icing fees and flight planning and weather contract services. With approval, family members or guests may join an executive or senior officer or director on a business flight without charge for these additional passengers. Also, on limited occasions, we have allowed a business-related flight to land at an airport other than its destination to drop off or pick up a passenger for personal convenience without requiring reimbursement of our incremental cost.
Pursuant to the terms of the Fries Agreement, Mr. Fries is allowed 120 annual flight hours for personal use of our aircraft. This compensation arrangement is in lieu of and not in addition to his rights under our aircraft policy. In February 2010, our compensation committee authorized personal use of our aircraft by our chairman Mr. Malone for up to 200 flight hours per year as part of his compensation for his services to us. Such authorization is subject to modification by our compensation committee from time to time and will terminate when Mr. Malone ceases to be a director.
For U.S. tax reporting purposes, when family members or guests of a director or executive or senior officer travel on business flights, the value of such personal use, determined using a method based on SIFL rates as published by the IRS, is imputed as income to such director or executive or senior officer. For tax reporting purposes in Europe, when family members or guests of an executive or senior officer travel on business flights, the value of such personal use, determined based on the cost of a commercial ticket, is imputed as income to such executive or senior officer. A director or executive or senior officer will also have imputed income based on SIFL rates (in the case of U.S. taxpayers) or the cost of the flight (in the case of European taxpayers) for a personal flight, less any amounts reimbursed to us. In accordance with applicable tax rules and regulations, such imputed income is included in taxable income for the applicable director or executive or senior officer.
Notwithstanding the policy, we and our flight crew retain the authority to determine when a flight may be cancelled or changed for safety or maintenance reasons.
Potential Payments upon Termination or Change in Control
The Termination of Employment Table and the Change in Control Table set forth below reflect the potential payments to our NEOs in connection with termination of their employment or a change in control as of December 31, 2015. The Termination of Employment Table assumes that a change in control has not occurred. The Change in Control Table assumes that a change in control has occurred. Certain of our plans and agreements provide benefits upon the occurrence of a change in control without regard to whether employment is terminated, whereas others have a “double trigger” requiring employment to be terminated for benefits to be realized. These are separately reflected in the Change in Control Table.

The amounts provided in the tables are based on the assumptions stated below. The actual amounts may be different at the time of termination due to various factors. In addition, we may enter into new arrangements or modify these arrangements from time to time.

•
The amounts in the tables for unvested SARs that vest on an accelerated basis or continue to vest are based on the spread between the base price of the award and the applicable closing market price on December 31, 2015. Restricted shares or units and PSUs that would vest on an accelerated basis or continue to vest are valued using the applicable closing market price on December 31, 2015. On December 31, 2015, the closing market price for each class of our ordinary shares was as follows:

▪	Liberty Global Class A $42.36

▪	Liberty Global Class B $40.65

▪	Liberty Global Class C $40.77

▪	LiLAC Class A $41.37

▪	LiLAC Class B $39.98

▪	LiLAC Class C $43.00

•
The amounts for Messrs. Bracken and Karsten assume they receive a lump sum payment in cash of salary and benefits instead of six months’ notice of termination under their employment agreements. Also, to the extent compensation to these executive officers is paid in British pounds or euros, it has been converted to U.S. dollars based upon the average exchange rate in effect during 2015.

•
Under the 2014 PSUs, the effect of termination of employment or a change-in-control varies depending on whether it occurs during the performance period or during the service period. Because no termination of employment or change-in-control occurred on December 31, 2015, the last day of the performance period, the information in the tables assumes that the event triggering potential accelerated vesting of the 2014 PSUs occurred during the service period and the benefits were calculated based on the participant’s actual earned 2014 PSUs, which were converted to time-vested RSUs.

•
Under the Fries Agreement, the effect of termination of employment upon a change-in-control varies depending on whether it occurs during the performance period or during the service period of a PSU. Because no change-in-control occurred on December 31, 2015, the last day of the performance period in the 2014 PSUs, the information in the tables assumes that such event occurred during the service period of the 2014 PSUs and the benefits were calculated based on Mr. Fries’ actual earned 2014 PSUs, which were converted to time-vested RSUs.

•
The 2013 Challenge Awards provide that if the compensation committee does not exercise its discretion to reduce a 2013 Challenge Award, the grantee is assumed to have met the minimum performance levels. Because the compensation committee did not exercise such discretion and no termination of employment or change-in-control occurred on December 31, 2015, the last day of the performance period for the 2013 Challenge Awards, the benefits under the 2013 Challenge Awards were calculated based on the participant’s full 2013 Challenge Awards and that the event triggering potential accelerated vesting occurred during the service period.

•
Under the Fries Agreement, if a termination of employment occurs without cause or by Mr. Fries for good reason, he will also receive an amount equal to the Applicable Percentage and the value of the Ungranted Appreciation Awards. For purposes of the tables, these amounts are based on the following:

▪	beginning in 2016, the target annual grant value increases by $2.5 million each year from the 2014 target annual compensation for Mr. Fries;

▪	two-thirds of such target annual grant value are treated as PSUs; and

▪
one-third of such target annual grant value is treated as if the spread between the closing market prices of the underlying shares over the grant date value of the Ungranted Appreciation Awards over the vesting period equaled such amount.

As of December 31, 2015, each of our NEOs had, under the 2005 Incentive Plan, unvested SARs and unvested 2013 Challenge Awards and, under the 2014 Incentive Plan, unvested SARs and unvested PSU awards. Mr. Fries also had an unvested CEO Performance Award that had been earned and converted into time-vested RSUs under the 2014 Incentive Plan. The termination provisions of the employment agreements of Messrs. Fries, Bracken and Karsten are described under —Employment and Other Agreements above. The 2005 Incentive Plan is described, together with our other current equity incentive plans, under Incentive Plans below. The relevant provisions of the awards of 2015 PSUs granted under the 2014 Incentive Plan are described under —Elements of Our Compensation Packages—Equity Incentive Awards—2015 Equity Incentive Awards above and the relevant provision of the awards of the 2014 PSUs granted under the 2014 Incentive Plan are described under —Elements of Our Compensation Packages—Equity Incentive Awards—Decisions for 2014 PSUs above. In addition to such descriptions, additional information on the termination and/or change-in-control provisions of these plans and agreements is provided below.
Termination of Employment
The availability of benefits under our plans or agreements varies with the reason employment terminates as described below. For periods commencing after the entry into the Fries Agreement in April 2014, the availability of benefits for Mr. Fries varies with the reason employment terminates as provided in the Fries Agreement. See —Employment and Other Agreements above.
Voluntary Termination. The executive would retain his vested equity grants under the incentive plans, which must be exercised within the period following termination prescribed by the applicable plan. There would be no other payments or benefits.
Retirement. No benefits are payable in the event of retirement; however, under the 2014 Incentive Plan a person who retires with a combined age and years of service of 70 or greater will vest an additional year of unvested SARs and RSUs granted under this plan from the date of termination. Mr. Fries, Mr. Dvorak and Mr. Karsten would meet this requirement and such benefit is reflected in the “Retirement” column in the Termination of Employment Table below.
Termination for Cause. The executive would not receive any payment or benefit and typically would forfeit all unexercised equity awards, whether or not vested; provided, however, Mr. Fries would still receive his annual cash performance award for a prior completed year not yet paid. The definition of “cause” varies among the plans and agreements, but generally includes (1) insubordination, dishonesty, incompetence or other misconduct, (2) failure to perform duties and (3) a felony conviction for fraud, embezzlement or other illegal conduct. For purposes of such a termination within 12 months of a change-in-control event, in the case of the 2005 Incentive Plan, the 2013 Challenge Awards, and in the case of the 2014 Incentive Plan, the 2014 PSUs and the 2015 PSUs, “cause” is defined to mean only a felony conviction for fraud, embezzlement or other illegal conduct. For purposes of such a termination within 13 months of a change-in-control event, in the case of the CEO Performance Award, “cause” is defined to mean only a felony conviction or other illegal conduct.
Termination Without Cause. Certain of the employment agreements provide for benefits in the case of termination by our company not for cause. See —Employment and Other Agreements above. Under the 2005 Incentive Plan and the 2014 Incentive Plan, the employee would be entitled to accelerated vesting of a pro rata portion of that amount of each award that would have vested on the next vesting date, based on the number of full months of the current vesting period that employment continued prior to termination. For the benefits payable under the applicable employment agreement and the value of the prorated vesting of awards, if any, see the “By Company Without Cause” column in the Termination of Employment Table below.
Death. In the event of death, the equity incentive plans provide for vesting in full of any outstanding options or SARs and the lapse of restrictions on any restricted share or RSU awards. In addition, under the Fries Agreement, the CEO Performance Award will vest in full. The 2014 PSUs provide that, in the event of termination of employment due to death during the service period and prior to a change in control, the unvested portion of the grantee’s award will vest and the underlying ordinary shares will be issued as of the originally scheduled vesting dates. The 2015 PSUs provide that, in the event of termination of employment due to death during the performance period and prior to a change in control, the prorated portion of the grantee’s target 2015 PSUs, based on the portion of the performance period completed prior to the date of death, will vest and the underlying ordinary shares will be issued no later than March 15 of the calendar year immediately following the date of death. The 2013 Challenge Awards provide that if termination of employment due to death occurs during the service period, the earned awards will vest in full and become immediately exercisable. The value of all these benefits is in the “Death/Disability” column in the Termination of Employment Table. No amounts are shown for payments pursuant to life insurance policies, which we make available to all our salaried employees.
Disability. In the event of termination of employment due to disability, the equity incentive plans provide for vesting in full of any outstanding options or SARs and the lapse of restrictions on any restricted share or RSU awards. In addition, the

Fries Agreement provides that the CEO Performance Award will vest in full. The 2014 PSUs provide that if termination of employment due to disability occurs during the service period, the unvested portion of the grantee’s 2014 PSUs will vest and the underlying ordinary shares will be issued as of the originally scheduled vesting dates. The 2015 PSUs provide that, if termination of employment due to disability occurs after June 30, 2015 but prior to January 1, 2016, and prior to a change-in-control event, the prorated portion of the grantee’s 2015 PSUs that would have been earned if the performance period had ended on December 31, 2015, will vest and the underlying ordinary shares will be issued no later than March 15, 2016. The 2013 Challenge Awards provide that if termination of employment due to disability occurs during the service period, the earned awards will vest in full and become immediately exercisable. The value of all these benefits is in the “Death/Disability” column in the Termination of Employment Table. For this purpose, the amounts set forth in the table below assume that 100% of the target 2015 PSUs would have been earned prorated as stated above. No amounts are shown for payments pursuant to short-term and long-term disability policies, which we make available to all our employees. For purposes of the 2005 Incentive Plan, the 2013 Challenge Awards, the 2014 Incentive Plan, the 2014 PSUs, the 2015 PSU’s and the CEO Performance Award, “disability” means the inability to engage in any substantial gainful activity by reason of any medically determinable condition which has lasted or can be expected to last for a continuous period of at least 12 months or can be expected to result in death.
Resignation for Good Reason. The Fries Agreement provides for benefits in the case of resignation by Mr. Fries for good reason. See —Employment and Other Agreements above. Otherwise, no payment or benefit is required upon resignation by an executive for good reason absent a change in control. The benefits payable under the Fries Agreement for good reason are the same as the benefits payable upon a termination by our company without cause. See the “By Company Without Cause” column in the Termination of Employment Table below.

Termination of Employment

Name	By Company Without Cause	Death/Disability		Retirement
Michael T. Fries
Options/SARs Accelerated	$2,951,800	$2,951,800		$90,921
2014 PSUs	10,563,783	10,563,783	(1)	—
2015 PSUs	8,487,220	4,243,610		—
2013 Challenge Award	42,518,264	42,518,264	(1)	—
CEO Performance Award	58,051,667	58,051,667		—
Severance Payment	22,775,462	6,991,000		—
Applicable Percentage (ungranted PSUs)	40,000,000	—		—
Ungranted Appreciation Awards	20,000,000	—		—
Benefits (2)	36,064	36,064		—
Total	$205,384,260	$125,356,188		$90,921

Charles H.R. Bracken
Options/SARs Accelerated	$117,391	$1,600,160		$—
2014 PSUs	—	3,521,261	(1)	—
2015 PSUs	—	1,414,550		—
2013 Challenge Award	—	7,469,399	(1)	—
Salary	521,764	—		—
Severance Payment	521,764	—		—
Continued Vesting of Awards	586,873	—		—
Benefits (3)	70,608	—		—
Total	$1,818,400	$14,005,370		$—

Bernard G. Dvorak
Options/SARs Accelerated	$117,391	$1,600,160		$30,272
2014 PSUs	—	3,521,261	(1)	—
2015 PSUs	—	1,414,550		—
2013 Challenge Award	—	7,469,399	(1)	—
Total	$117,391	$14,005,370		$30,272

Diederik Karsten
Options/SARs Accelerated	$117,391	$1,600,160		$30,272
2014 PSUs	—	3,521,261	(1)	—
2015 PSUs	—	1,414,550		—
2013 Challenge Award	—	7,469,399	(1)	—
Salary	447,890	—		—
Continued Vesting of Awards	586,989	—		—
Benefits (3)	33,545	—		—
Total	$1,185,815	$14,005,370		$30,272

Balan Nair
Options/SARs Accelerated	$117,391	$1,600,160		$—
2014 PSUs	—	3,521,261	(1)	—
2015 PSUs	—	1,414,550		—
2013 Challenge Award	—	7,469,399	(1)	—
Total	$117,391	$14,005,370		$—
_______________

(1)	Although the earned 2014 PSUs and 2013 Challenge Awards are deemed vested, they are not payable until the originally scheduled vesting dates under the grant agreements, as amended.

(2)	For Mr. Fries, represents the estimated cost to maintain health benefits for him and/or his dependents during the 18 month period following his termination.

(3)	For Mr. Bracken and Mr. Karsten, represents the estimated cost to maintain their employee benefits during their six-month notice period.

Change in Control
The 2005 Incentive Plan, the 2013 Challenge Awards, 2014 Incentive Plan, the 2014 PSUs, the 2015 PSU’s and the CEO Performance Award each provide for various benefits either upon the occurrence of specified change-in-control events or upon termination of employment following a change-in-control event.
Change-in-Control Events. The change-in-control events vary under the relevant plans but generally fall into three categories:

1.
A person or entity, subject to specified exceptions, acquires beneficial ownership of at least 20% of the combined voting power of our outstanding securities ordinarily having the right to vote in the election of directors in a transaction that has not been approved by our board of directors. We refer to this change-in-control event as an “Unapproved Control Purchase”.

2.
During any two-year period, persons comprising the board of directors at the beginning of the period cease to be a majority of the board, unless the new directors were nominated or appointed by two-thirds of the continuing original directors. We refer to this change-in-control event as a “Board Change”.

3.
Our board of directors approves certain transactions such as (a) a merger, consolidation or binding share exchange that results in the shareholders of our company prior to the transaction owning less than a majority of the combined voting power of our capital stock after the transaction or in which our ordinary shares are converted into cash, securities or other property, subject to certain exceptions, (b) a plan of liquidation of our company, or (c) a sale of substantially all the assets of our company. We refer to this change-in-control event as a “Reorganization”.

Under the 2005 Incentive Plan and the 2014 Incentive Plan, outstanding equity awards will vest in full upon the occurrence of an Unapproved Control Purchase or Board Change and immediately prior to consummation of a Reorganization, unless, in the case of a Reorganization only, the compensation committee determines that effective provision has been made for the award to be assumed or replaced with an equivalent award.
The 2014 PSUs and the 2015 PSU’s provide that if any of these change-in-control events occurs during the service period or performance period, respectively, and the grant agreements are not continued on the same terms and conditions, in the case of a Board Change or Unapproved Control Purchase, or not continued or assumed on equivalent terms, in the case of a Reorganization, then each grantee will be deemed to be vested in his or her earned 2014 PSUs and to have earned his or her target 2015 PSUs, which will vest, and in each case, the underlying ordinary shares will be issued within 30 days of such change-in-control event. If the grant agreements are continued or assumed, then each grantee will (1) continue to have his or her rights in his or her earned 2014 PSUs in accordance with the grant agreement and (2) be deemed to have earned his or her target 2015 PSUs, which will be converted to time-vested RSUs subject to service and vesting requirements in accordance with the grant agreement. Accelerated vesting would only be triggered on a subsequent termination of employment.
The 2013 Challenge Awards provide that if any of these change-in-control events occurs during the service period and the grant agreements are not continued on the same terms and conditions, in the case of a Board Change or Unapproved Control Purchase, or not continued or assumed on equivalent terms, in the case of a Reorganization, then each grantee will be deemed to be vested in his or her earned 2013 Challenge Awards, and the vested 2013 Challenge Awards will be immediately exercisable. If the grant agreements are continued or assumed, then each grantee will continue to have his or her rights in his or her 2013 Challenge Awards, subject to service and vesting requirements in accordance with the grant agreement. Accelerated vesting would only be triggered on a subsequent termination of employment.
Upon a change-in-control event, the Fries Agreement provides that upon the first anniversary of a change-in-control event, where employment is continued, any outstanding options, or SARs or other non-performance awards will vest in full and any outstanding PSUs will vest in full, provided that any PSUs for which the performance period has not expired will be deemed earned at the maximum level.
Termination After Change in Control. Under the 2005 Incentive Plan and the 2014 Incentive Plan, if a termination of employment occurs without cause or the employee resigns for good reason within 12 months of a Reorganization, then any outstanding SAR and RSU awards will vest and become fully exercisable as of the date of termination of employment. The 2014 PSUs, the 2015 PSUs, the 2013 Challenge Awards and the CEO Performance Award provide that, if a change-in-control event occurs that does not result in accelerated vesting of such awards, a subsequent termination of employment will accelerate vesting of the earned 2014 PSUs, earned CEO Performance Award, earned 2013 Challenge Awards and target 2015 PSUs if the termination is due to death or disability or is without cause or the participant resigns for good reason. The ordinary shares underlying the vested 2014 PSUs and the 2015 PSUs will be issued no later than March 15 of the calendar year immediately following the calendar year in which the termination occurred. The 2013 Challenge Awards will be exercisable in accordance with their terms, similar to time-vested SAR awards. Pursuant to the Fries Agreement, if a termination of employment occurs without cause or Mr. Fries resigns for good reason within 13 months of a change-in-control event then Mr. Fries will receive the benefits described above under —Employment and Other Agreements.
For purposes of each of the plans, “good reason” for a participant to resign following a change-in-control event requires that one of the following has occurred without the consent of the participant: (1) a material diminution in the participant’s base compensation; (2) a material diminution of his official position or authority; or (3) a required relocation of his principal business office to a different country. In addition, the Fries Agreement defines good reason to also include a reduction in his target equity value for annual awards or in the amount of annual cash performance awards he is eligible to earn, failure to re-nominate or re-elect Mr. Fries to serve on our board or removal from our board, ceasing to be a member of the executive committee, non-renewal of the Fries Agreement and a material breach of the Fries Agreement. Following a change-in-control event, good reason under the Fries Agreement also includes failure to increase Mr. Fries’ total target direct compensation such that it equals or exceeds the 75th percentile of chief executive officers at peer companies of the successor entity. For all NEOs, additional procedural requirements apply for a resignation to qualify as being for “good reason”.
The “Employment Terminated” columns assume that the executive’s employment is terminated as of December 31, 2015, without cause and include the incremental benefits that would result from such a termination under the employment agreements and equity incentive plans as described under —Potential Payments upon Termination or Change in Control—Termination of Employment above.
280G Tax Gross-Up. Under the grant agreements for the 2014 PSUs and the 2015 PSUs, when a benefit is triggered due to a change-in-control event that would be subject to an excise tax pursuant to Section 280G of the Code, we have agreed to make a payment to the plan participants, including our NEOs, for all excise taxes incurred under Section 280G and related income and excise taxes that are payable by such participants as a result of any reimbursement for such Section 280G excise taxes. Notwithstanding the foregoing, in the case of the 2014 PSUs and the 2015 PSUs, if the excise tax can be avoided through a reduction in the amount of “parachute payments” (as defined in Section 280G) required to be provided to the grantee with respect to the 2014 PSUs and the 2015 PSUs, not to exceed 20% of such amount, then the amount of “parachute payments” shall automatically be reduced to the minimum extent necessary to avoid the excise tax.
For purposes of the change-in-control events in the table below, no one exceeded the threshold that would have entitled him to a 280G tax gross-up payment. Also, Messrs. Bracken and Karsten are not subject to the excise tax under 280G as they are not U.S. taxpayers. In addition, Mr. Fries has agreed in the Fries Agreement to waive any rights he would have under any such agreements to any 280G tax gross-up payment from us and, therefore, such rights are not included in his 2015 PSU grant agreements.

Change In Control

	Unapproved Control Purchase /Board Change – Plan Benefits Continued			Reorganization–Plan Benefits Continued	Change in Control – Plan Benefits Not Continued
Name	Employment Terminated	Employment Continues		Employment Terminated	Employment Continues

Michael T. Fries
Options/SARs Accelerated	$2,951,800	$2,951,800		$2,951,800	$2,951,800
2014 PSUs	10,563,783	—	(1)	10,563,783	10,563,783
2015 PSUs	12,730,830	—	(2)	12,730,830	12,730,830
2013 Challenge Awards	42,518,264	—	(1)	42,518,264	42,518,264
CEO Performance Award	58,051,667	58,051,667		58,051,667	58,051,667
Severance Payment	30,667,693	—		30,667,693	—
Applicable Percentage (ungranted PSUs)	40,000,000	—		40,000,000	40,000,000
Ungranted Appreciation Awards	20,000,000	—		20,000,000	20,000,000
Benefits (3)	36,064	—		36,064	—
Total	$217,520,101	$61,003,467		$217,520,101	$186,816,344

Charles H.R. Bracken
Options/SARs Accelerated	$117,391	$117,391		$117,391	$117,391
2014 PSUs	3,521,261	—	(1)	3,521,261	3,521,261
2015 PSUs	2,829,100	—	(2)	2,829,100	2,829,100
2013 Challenge Awards	7,469,399	—	(1)	7,469,399	7,469,399
Salary	521,764	—		521,764	—
Severance Payment	521,764	—		521,764	—
Benefits (4)	70,608	—		70,608	—
Total	$15,051,287	$117,391		$15,051,287	$13,937,151

Bernard G. Dvorak
Options/SARs Accelerated	$117,391	$117,391		$117,391	$117,391
2014 PSUs	3,521,261	—	(1)	3,521,261	3,521,261
2015 PSUs	2,829,100	—	(2)	2,829,100	2,829,100
2013 Challenge Awards	7,469,399	—	(1)	7,469,399	7,469,399
Total	$13,937,151	$117,391		$13,937,151	$13,937,151

Diederik Karsten
Options/SARs Accelerated	$117,391	$117,391		$117,391	$117,391
2014 PSUs	3,521,261	—	(1)	3,521,261	3,521,261
2015 PSUs	2,829,100	—	(2)	2,829,100	2,829,100
2013 Challenge Awards	7,469,399	—	(1)	7,469,399	7,469,399
Salary	447,890	—		447,890	—
Benefits (4)	33,545	—		33,545	—
Total	$14,418,586	$117,391		$14,418,586	$13,937,151

Balan Nair
Options/SARs Accelerated	$117,391	$117,391		$117,391	$117,391
2014 PSUs	3,521,261	—	(1)	3,521,261	3,521,261
2015 PSUs	2,829,100	—	(2)	2,829,100	2,829,100
2013 Challenge Awards	7,469,399	—	(1)	7,469,399	7,469,399
Total	$13,937,151	$117,391		$13,937,151	$13,937,151
_______________

(1)	Although the earned 2014 PSUs and 2013 Challenge Awards are deemed to be vested, they are not payable until the vesting dates under the grant agreements.

(2)	Although the target 2015 PSUs are deemed to be earned, they remain subject to the service and vesting requirements of the grant agreements.

(3)	For Mr. Fries, represents the estimated cost to maintain health benefits for him and/or his dependents during the 18 month period following his termination.

(4)	For Messrs. Bracken and Karsten, represents the estimated cost to maintain their employee benefits during their six-month notice period.
Director Compensation
Set forth below is a description of the compensation for our nonemployee (or non-executive) directors. Such compensation is subject to review annually by our nominating and corporate governance committee and as provided in the directors compensation policy approved by our shareholders at the annual general meeting held in 2014. In connection with our company redomiciling to the U.K., the board adopted the following compensation effective June 7, 2013. Such compensation is substantially similar to the compensation paid by our predecessor LGI to its non-executive directors. Our directors are also entitled to the benefit of our policy on personal usage of our aircraft set forth above under —Aircraft Policy.
Fees and Expenses
Each member of our board, who is not an employee of Liberty Global (other than our chairman Mr. Malone), receives an annual retainer of $100,000. In addition, each such member receives $1,500 for each in-person meeting attended (in person or by conference telephone) and $750 for each telephonic meeting attended of the board or any committee of the board on which he or she serves. Each director who serves as the chair of the audit committee, the compensation committee or the nominating and corporate governance committee receives a fee for such service of $25,000, $25,000 and $10,000, respectively, for each full year of service in such position. All annual director fees, including fees for chairpersons, are payable in arrears in four equal quarterly installments. Our directors may elect to have their quarterly fee installments paid in ordinary shares instead of in cash. Such election for fees payable for a specific calendar quarter must be made not later than the last day of the immediately preceding calendar quarter and beginning in 2016, consist of a combination of Liberty Global Class A, Liberty Global Class C, LiLAC Class A and LiLAC Class C shares. The number of shares issued is based on the fair market value on the last trading day of the quarter for which the election is made. Any fractional share is paid in cash. Directors who are employees of Liberty Global, or its subsidiaries, do not receive any additional compensation for their service as directors. Currently, our CEO Mr. Fries is our only executive director.
Generally, the in-person board meetings are held at one of our corporate offices and each year at least one in-person meeting is held at the location of one of our operations. In addition, members of our board have periodic strategy retreats with certain members of senior management to review our strategies and goals. We reimburse our non-executive directors for travel, lodging and other reasonable expenses related to their service on our board, including the travel costs of a companion for one of our directors who is visually impaired. We also occasionally make our aircraft available to directors for attendance at meetings or other company-related events.
For the board meeting held at the location of one of our operations or other company-related events, we may provide extra activities for members of our board. We may also invite the spouse or a guest of each director to attend events associated with board meetings or other company-related events. We generally provide for, or reimburse expenses of, the spouse’s or guest’s travel, food and lodging for attendance at these events and participation in related activities. If the spouse or guest travels on our aircraft for an event, the incremental cost for such personal passenger is determined based on our average direct variable cost per passenger for aircraft fuel and in-flight food and beverage services, plus, when applicable, customs and immigration fees specifically incurred. To the extent costs for these activities, including the incremental cost for traveling on our aircraft, and costs for any other personal benefits, for a director exceeds $10,000 for the year, they are included in the amounts in the table below.
From time to time, we provide our directors information on conferences and seminars that may be of interest to them as a director of Liberty Global. For directors who elect to attend these events, we cover the costs as part of our policy to keep members of our board informed on issues that relate to their duties as a director. In addition, we make available to members of our board, at their election, health insurance under our health insurance policies.
Equity Awards
As of the date of each annual general meeting of shareholders, each continuing non-executive director receives an equity award under the 2014 Liberty Global Nonemployee Director Incentive Plan (the 2014 Director Plan). Prior to March 2014, such awards were under the 2005 Liberty Global Inc. Nonemployee Director Incentive Plan (the 2005 Director Plan). On the date of such meeting, each non-executive director received equity grants with a combined grant date fair value of $187,500 awarded, at his or her election, either as (1) a grant of options for Old Liberty Global Class A shares and a grant of options for Old Liberty Global Class C shares, or (2) a grant of options for Old Liberty Global Class A shares and a grant of options for Old Liberty Global Class C shares for one-half the value and a grant of Old Liberty Global Class A RSUs and a grant of Old Liberty Global Class C RSUs for the remaining value. Beginning in 2016, the grant of options will be for Liberty Global Class A shares, Liberty Global Class C shares, LiLAC Class A shares and LiLAC Class C shares. Similarly, the grant of RSUs in the combination award will be for Liberty Global Class A RSUs, Liberty Global Class C RSUs, LiLAC Class A RSUs and LiLAC Class C RSUs. The overall value of the equity grants remains the same.
The equity grant election must be made at least two business days prior to the applicable shareholders meeting. If no election is made, the director will receive the award of options. The option grants have a term of seven years and vest as to one-third of the option shares on the date of the first annual general meeting of shareholders after the date of grant and as to an additional one-third of the option shares each on the date of the following two annual general meetings of shareholders thereafter, provided that the director continues to serve as a director immediately prior to the applicable vesting date. For purposes of determining the number of RSUs of a class to be granted, the grant date fair value of the options for the same class is determined using the same valuation methodology as we use to determine the value of option grants in accordance with FASB ASC 718 on the date of the applicable annual shareholders meeting. The awards of RSUs vest in full on the date of the first annual shareholders meeting after the date of grant.
Until 2016, a non-executive director received a grant of options for Old Liberty Global Class A shares and a grant of options for Old Liberty Global Class C shares with a combined grant date fair value equal to $187,500 upon the date he or she is first elected or appointed to our board of directors. Thereafter, the equity grant will be options for Liberty Global Class A shares, Liberty Global Class C shares, LiLAC Class A shares and LiLAC Class C shares for the same combined grant date fair value. The grant date fair value of the options awarded is determined using the same valuation methodology as we use to determine the value of option grants in accordance with FASB ASC 718 on the date of election or appointment. The option grants have a term of seven years and vest as to one-third of the option shares on the later to occur of (1) the six month anniversary date of the date of grant or (2) the date of the first annual shareholders meeting after the date of grant. Thereafter the remaining option shares vest as to an additional one-third of the option shares on the date of each annual shareholders meeting, provided that the director continues to serve as a director immediately prior to the applicable vesting date. From March 3, 2014, all awards to our non-executive directors are granted under our 2014 Director Plan.
Although Mr. Malone is a non-executive director, he currently serves without cash compensation other than the reimbursement of certain expenses as described below. As chairman of our board, any compensation paid to him is subject to review and approval of our compensation committee. Prior to our company redomiciling to the U.K., the board of Liberty Global delegated to the compensation committee the authority to approve annual awards of options to Mr. Malone under the 2005 Director Plan (the 2014 Director Plan after March 2014) with a combined grant date fair value equivalent to $1.0 million for so long as he continues to serve as chairman of the board and a non-executive director. The terms of the option awards are equivalent to those for our other non-executive directors, except that the annual vesting over three years occurs on each anniversary of the grant date rather than on the date of the annual general meeting of shareholders. Any such awards will be subject to review and approval by the compensation committee in connection with its annual equity grant approval process. On May 1, 2015, the compensation committee, with the approval of our independent directors, approved a grant to Mr. Malone for his services as chairman of the Liberty Global board and a non-executive director of options to purchase (as adjusted for the distribution of the LiLAC Shares) Liberty Global Class A shares, Liberty Global Class C shares, LiLAC Class A shares and LiLAC Class C shares with an aggregate grant date fair value of $1.0 million. It is anticipated that these provisions will apply to future annual grants to Mr. Malone as chairman of our board.
At a meeting of our independent directors in December 2013, they authorized the payment or reimbursement of personal expenses incurred by Mr. Malone of up to $300,000 per year related to his ownership of our shares and his service as our chairman. In March 2016, at a meeting of our independent directors, they authorized an increase in this reimbursement allowance to $500,000 per year commencing with the year 2016. These expenses include professional fees and other expenses incurred by Mr. Malone for estate or tax planning, regulatory filings and other services.
Deferred Compensation Plan
At its December 2009 meeting, the LGI board of directors adopted the Liberty Global Nonemployee Director Deferred Compensation Plan, as amended (the Director Deferred Compensation Plan), which has since been assumed by Liberty Global. Under the Director Deferred Compensation Plan, beginning with deferral elections for 2014 and after, non-executive directors may elect to defer payment of up to 85% of their annual retainer, whether payable in cash or equity, and their annual equity awards to the extent payable in restricted shares or RSUs. For deferral elections for 2013 and before, non-executive directors could elect to defer all or a portion of such compensation. The Director Deferred Compensation Plan became effective beginning with compensation payable in 2010.
Annual retainers payable in cash and deferred under the Director Deferred Compensation Plan will be credited with interest at the rate of 9% per year, compounded quarterly at the end of each calendar quarter for amounts deferred before January 1, 2013 and compounded daily for amounts deferred thereafter (the credited interest fund). Our board reserved the right to change the interest rate in the future, provided that any decreases in the rate will apply only to deferred elections that become irrevocable after the new rate is set. Annual retainers payable in shares and annual equity awards payable in restricted shares or RSUs that are deferred will not be credited with interest, but will be adjusted for splits, combinations, dividends or distributions (the stock fund). The deferred annual retainers and deferred equity awards may be distributed in a lump sum or in a series of up to 10 equal annual installments upon a distribution event. A distribution event is when (1) the director ceases to be a member of our board or dies, or (2) at the election of our board, within 12 months of certain change-in-control events, or (3) beginning with compensation deferred in 2012, a specific date is selected by the director at the time he or she makes his deferral election.
The Director Deferred Compensation Plan provides our board with the discretion to terminate the Director Deferred Compensation Plan at any time. Such an optional termination will not result in accelerated distributions.
2015 Compensation of Liberty Global Directors
The following table sets forth information concerning the compensation of our nonemployee directors for fiscal year 2015.

Name (1)	Fees Earned or Paid in Cash ($)		Stock Awards ($)(2)(3)	Option Awards ($)(2)(3)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(4)	All Other Compensation ($)		Total ($)

John C. Malone	—	(5)			—	326,570	(6)	1,333,690
Liberty Global Class A	—		—	324,621
Liberty Global Class C	—		—	634,050
LiLAC Class A	—		—	16,276
LiLAC Class C	—		—	32,173
Andrew J. Cole	37,438				—	90	(7)	303,582
Liberty Global Class A	26,906	(8)	—	62,023
Liberty Global Class C	51,406	(8)	—	116,799
LiLAC Class A	—		—	3,099
LiLAC Class C	—		—	5,821
John P. Cole, Jr.	20,329				—	114	(7)	308,106
Liberty Global Class A	34,343	(8)	—	62,023
Liberty Global Class C	65,578	(8)	—	116,799
LiLAC Class A	—		—	3,099
LiLAC Class C	—		—	5,821
Miranda Curtis	122,500				—	107	(7)	310,349
Liberty Global Class A	—		—	62,023
Liberty Global Class C	—		—	116,799
LiLAC Class A	—		—	3,099
LiLAC Class C	—		—	5,821
John W. Dick	24,079				—	132,687	(9)	444,429
Liberty Global Class A	34,343	(8)	—	62,023
Liberty Global Class C	65,578	(8)	—	116,799
LiLAC Class A	—		—	3,099

Name (1)	Fees Earned or Paid in Cash ($)		Stock Awards ($)(2)(3)	Option Awards ($)(2)(3)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(4)	All Other Compensation ($)		Total ($)
LiLAC Class C	—		—	5,821
Paul A. Gould	24,128	(10)			11,064	11,730	(11)	359,536	(12)
Liberty Global Class A	42,889	(8)	—	62,023
Liberty Global Class C	81,983	(8)	—	116,799
LiLAC Class A	—		—	3,099
LiLAC Class C	—		—	5,821
Richard R. Green	15,829				13	84	(7)	303,589
Liberty Global Class A	34,343	(8)	—	62,023
Liberty Global Class C	65,578	(8)	—	116,799
LiLAC Class A	—		—	3,099
LiLAC Class C	—		—	5,821
David E. Rapley	125,750	(13)			29,369	15,253	(14)	357,981
Liberty Global Class A	—		30,996	31,026
Liberty Global Class C	—		58,363	58,399
LiLAC Class A	—		1,499	1,543
LiLAC Class C	—		2,873	2,910
Larry E. Romrell	119,500				—	19,156	(15)	326,398
Liberty Global Class A	—		—	62,023
Liberty Global Class C	—		—	116,799
LiLAC Class A	—		—	3,099
LiLAC Class C	—		—	5,821
JC Sparkman	145,250				—	40,117	(16)	372,976
Liberty Global Class A	—		30,996	31,026
Liberty Global Class C	—		58,363	58,399
LiLAC Class A	—		1,499	1,543
LiLAC Class C	—		2,873	2,910
J. David Wargo	24,922	(17)			7,064	139	(7)	319,695	(18)
Liberty Global Class A	34,300	(8)	—	62,023
Liberty Global Class C	65,528	(8)	—	116,799
LiLAC Class A	—		—	3,099
LiLAC Class C	—		—	5,821
_______________

(1)
Mr. Fries, our CEO and president, is not included in this table because he is a named executive officer of Liberty Global and does not receive any additional compensation as an executive director. For information on Mr. Fries’ compensation, please see —Summary Compensation above.

(2)
The dollar amounts in the table reflect the grant date fair value of the option awards and the fair value of share awards related to Liberty Global Class A shares, Liberty Global Class C shares, LiLAC Class A shares and LiLAC Class C shares at the time of grant in accordance with FASB ASC 718, as adjusted for the LiLAC Transaction.

(3)	At December 31, 2015, the directors had the following awards outstanding:

Name	Class	Options (#)	Restricted Shares (#)(a)

John C. Malone	Liberty Global Class A	53,239	—
	Liberty Global Class C	113,945	—
	LiLAC Class A	2,664	—
	LiLAC Class C	5,735	—
Andrew J. Cole	Liberty Global Class A	14,653	—
	Liberty Global Class C	34,526	—
	LiLAC Class A	731	—
	LiLAC Class C	1,723	—
John P. Cole, Jr.	Liberty Global Class A	55,916	—
	Liberty Global Class C	157,981	—
	LiLAC Class A	2,790	—
	LiLAC Class C	7,889	—
Miranda Curtis	Liberty Global Class A	20,639	—
	Liberty Global Class C	52,625	—
	LiLAC Class A	1,029	—
	LiLAC Class C	2,625	—
John W. Dick	Liberty Global Class A	52,142	—
	Liberty Global Class C	157,160	—
	LiLAC Class A	2,602	—
	LiLAC Class C	7,848	—
Paul A. Gould	Liberty Global Class A	50,665	—
	Liberty Global Class C	142,301	—
	LiLAC Class A	2,529	—
	LiLAC Class C	7,105	—
Richard R. Green	Liberty Global Class A	41,639	—
	Liberty Global Class C	115,348	—
	LiLAC Class A	2,078	—
	LiLAC Class C	5,759	—
David E. Rapley	Liberty Global Class A	17,161	579
	Liberty Global Class C	47,237	1,158
	LiLAC Class A	854	28
	LiLAC Class C	2,356	57
Larry E. Romrell	Liberty Global Class A	17,831	—
	Liberty Global Class C	44,209	—
	LiLAC Class A	888	—
	LiLAC Class C	2,204	—
JC Sparkman	Liberty Global Class A	40,406	579
	Liberty Global Class C	116,656	1,158
	LiLAC Class A	2,015	28
	LiLAC Class C	5,825	57
J. David Wargo	Liberty Global Class A	61,167	—
	Liberty Global Class C	173,662	—
	LiLAC Class A	3,053	—
	LiLAC Class C	8,673	—
_______________

(a)	Represents shares to be issued upon vesting of RSUs.

(4)
The dollar amounts shown in the “Change in Pension Value and Nonqualified Deferred Compensation Earnings” column reflect the above-market value of accrued interest, which is the portion of the accrued interest equal to the amount that exceeds 120% of the applicable federal long-term rate (with compounding) at the time the rate was set, on compensation previously deferred by such director under our Director Deferred Compensation Plan.

(5)
Mr. Malone serves without cash compensation. On May 1, 2015, our compensation committee granted Mr. Malone option awards for his services as chairman of the board and a non-executive director, which options vest in three equal annual installments, commencing May 1, 2016.

(6)
Includes our aggregate incremental cost attributable to the director’s spouse accompanying him on a business trip to and from the July 2015 board meeting in Amsterdam, the Netherlands, with personal stops ($26,104). Also includes reimbursement for personal expenses related to the ownership of our shares and his service as our chairman ($300,000) and gifts from us valued at less than $420, plus the related tax gross-up ($82).

(7)	Represents the amount paid as a tax gross-up on gifts from us valued at less than $420.

(8)	This is the dollar amount of fees paid in our Liberty Global Class A shares and Liberty Global Class C shares at the election of the director.

(9)
Includes our cost for a medical air transport for the director and his companion from Rwanda to London, England, due to a medical emergency ($125,550). Also includes our aggregate incremental cost attributable to his companion accompanying him on business trips to and and from London, England and Amsterdam, the Netherlands, the cost of ground transportation, food and tours for his companion while in Amsterdam, the Netherlands, for the July 2015 board meeting, health insurance premiums for the benefit of such director and his companion and gifts from us valued at less than $420, plus the related tax gross-up ($89).

(10)
Amount includes $128 of Mr. Gould’s fees, the payment of which Mr. Gould elected to defer pursuant to the Director Deferred Compensation Plan. Such deferred amount accrues interest at the rate of 9% per annum compounded daily until paid in full to him.

(11)
Includes our cost for a commercial airline ticket for the director’s spouse’s flight to and from Amsterdam, the Netherlands($8,869) for the July 2015 board meeting, plus the cost for ground transportation, food and tours for his spouse while in Amsterdam, the Netherlands, for the meeting. Also includes gifts from us valued at less than $650, plus the related tax gross-up ($272).

(12)
Such amount includes the value of 773 Liberty Global Class A shares and 1,547 Liberty Global Class C shares, the issuance of which Mr. Gould elected to defer pursuant to the Director Deferred Compensation Plan.

(13)
Amount includes $110,000 of Mr. Rapley’s fees, the payment of which Mr. Rapley elected to defer pursuant to the Director Deferred Compensation Plan. Such deferred amount accrues interest at the rate of 9% per annum compounded daily until paid in full to him.

(14)
Includes our cost for a commercial airline ticket for the director’s spouse’s flight to Amsterdam, the Netherlands ($12,727) for the July 2015 board meeting, plus the cost for ground transportation, food and tours for his spouse while in Amsterdam, the Netherlands, for the meeting. Also includes gifts from us valued at less than $750, plus the related tax gross-up ($227), and our incremental cost attributable the director’s spouse accompany him on a business trip to and from Las Vegas, Nevada.

(15)	Includes our aggregate incremental cost attributable to the personal use of our aircraft ($18,683) and gifts from us valued at less than $420, plus the related tax gross-up ($84).

(16)	Includes our aggregate incremental cost attributable to the personal use of our aircraft ($39,529). Also includes gifts from us valued at less than $500, plus the related tax gross-up ($118).

(17)
Amount includes $172 of Mr. Wargo’s fees, the payment of which such director elected to defer pursuant to the Director Deferred Compensation Plan. Such deferred amount accrues interest at the rate of 9% per annum compounded daily until paid in full to him.

(18)
Such amount includes the value of 618 Liberty Global Class A shares and 1,237 Liberty Global Class C shares, the issuance of which Mr. Wargo elected to defer pursuant to the Director Deferred Compensation Plan.

RESOLUTION 4

4.
To approve, on an advisory basis, the annual report on the implementation of the directors’ compensation policy for the year ended December 31, 2015, contained in Appendix A of this proxy statement (in accordance with requirements applicable to U.K. companies).

In accordance with the regulations promulgated under the Companies Act, we are providing our shareholders the opportunity to approve, on an advisory basis, the compensation paid to our directors for the year ended December 31, 2015. The annual report on the implementation of the directors’ compensation policy is set forth in Appendix A to this proxy statement beginning on page A-4. In accordance with the Companies Act, the implementation of the directors’ compensation policy has been approved by and signed on behalf of our board and will be delivered to the Registrar of Companies in the U.K. following the AGM.
We are asking our shareholders to indicate their support for the compensation packages we provided in 2015 as described in Appendix A under Annual Compensation Report. This vote is not intended to address any specific item of the report but rather the overall compensation packages for our directors.
This vote is advisory and therefore is not binding on Liberty Global or our board of directors. The outcome of this advisory vote will not overrule any portion of the compensation packages made available to our directors in 2015 and will not create or imply any additional fiduciary duties or change to the fiduciary duties of our board. However, we value the opinion of our shareholders and our board will consider the outcome of the vote when making future compensation packages available to directors, including our executive director.
Vote and Recommendation
The affirmative vote of a simple majority of the votes cast by the holders of our voting shares (voting together as a single class) is required to approve resolution 4.
Our board of directors unanimously recommends a vote “FOR” the approval of resolution 4.

RESOLUTIONS 5, 6 AND 7

5.	To ratify the appointment of KPMG LLP (U.S.) as Liberty Global’s independent auditor for the year ending December 31, 2016.

6.
To appoint KPMG LLP (U.K.) as Liberty Global’s U.K. statutory auditor under the U.K. Companies Act 2006 (to hold office until the conclusion of the next annual general meeting at which accounts are laid before Liberty Global).

7.	To authorize the audit committee of Liberty Global’s board of directors to determine the U.K. statutory auditor’s compensation.
As provided in its charter, the audit committee selects our independent auditor, approves in advance all auditing and permissible non-auditing services to be performed by our independent auditor and reviews the scope of our annual audit. The audit committee has evaluated the performance of KPMG LLP (U.S.) and has selected it as our independent auditor for the fiscal year ending December 31, 2016. In addition to our independent auditor, as a U.K. company, we are also required to have a U.K. statutory auditor. Our board has selected KPMG LLP (U.K.), the U.K. affiliate of KPMG LLP (U.S.), to serve as our statutory auditors under the Companies Act. We are asking our shareholders to ratify the selection of KPMG LLP (U.S.) as our independent auditor and to appoint KMPG LLP (U.K.) as our U.K. statutory auditor.
Even if the selection of KPMG LLP (U.S.) is ratified, the audit committee of our board in its discretion may direct the appointment of a different U.S. independent accounting firm at any time during the year if our audit committee determines to make such a change. In the event our shareholders fail to ratify the selection of KPMG LLP (U.S.), our audit committee will consider whether to select other auditors for the year ending December 31, 2016.
In accordance with the Companies Act, our audit committee will approve, on an annual basis, the fees paid to our U.K. statutory auditors after authorization by our shareholders. Therefore, we are asking our shareholders to authorize our audit committee to determine the fee to be paid KPMG LLP (U.K.) as our U.K. statutory auditors in accordance with the audit committee’s procedures and applicable law.
Representatives of KPMG LLP (U.S.) and KMPG LLP (U.K.) are expected to be present at the AGM, will have the opportunity to make a statement if they so desire and will be available to respond to appropriate questions.
Vote and Recommendation
The affirmative vote of a simple majority of the votes cast by the holders of our voting shares (voting together as a single class) is required to approve resolution 5 to ratify the selection of KPMG LLP (U.S.) as our independent auditors for the year ending December 31, 2016, to approve resolution 6 to appoint KPMG LLP (U.K.) as our U.K. statutory auditors under the Companies Act and to approve resolution 7 to authorize the audit committee to determine our U.K. statutory auditor’s fee.
Our board of directors recommends a vote “FOR” each of resolutions 5, 6 and 7.

Audit Fees and All Other Fees
The following table presents fees for professional audit services rendered by KPMG LLP and its international affiliates (including KPMG LLP (U.K.)) during the indicated periods for the audit of our consolidated financial statements and the separate financial statements of certain of our subsidiaries and for other services rendered by KPMG LLP and its international affiliates.
Fees billed in currencies other than U.S. dollars were translated into U.S. dollars at the average exchange rate in effect during the applicable year.

	Year ended December 31,
	2015	2014
	in thousands

Audit fees (1)	$16,979	$17,458
Audit related fees (2)	616	378
Audit and audit related fees	17,595	17,836
Tax fees (3)	—	35
All other services (4)	413	497
Total fees	$18,008	$18,368
_______________

(1)
Audit fees include fees for the audit and quarterly reviews of our 2015 and 2014 consolidated financial statements, audit of internal controls over financial reporting, statutory audits, audits required by covenants and fees billed in the respective periods for professional consultations with respect to accounting issues, offering memoranda, registration statement filings and issuance of consents.

(2)
Audit related fees for 2015 include fees for audit services performed in connection with the pending acquisition of CWC, which we are required to reimburse CWC for, accounting consultation services associated with the application of IFRS, internal control observations and recommendations associated with system implementations, and other assurance and attestation services not required by statute or regulation. Audit related fees for 2014 include fees for accounting consultation services associated with the application of IFRS and the application of the new revenue recognition standard.

(3)	Tax fees for 2014 include fees billed for tax compliance and consultations regarding the tax implications of certain transactions.

(4)
All other services for 2015 include fees billed for services related to our additional network investment in the U.K., network security services, and environmental and sustainability services. All other services for 2014 include fees billed for network security services and enterprise risk observations and recommendations.

Our audit committee has considered whether the provision of services by KPMG LLP to our company other than auditing is compatible with KPMG LLP maintaining its independence and does not believe that the provision of such services is incompatible with KPMG LLP maintaining its independence. Our audit committee approved the provision of all the services described in the table above.
Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditor
Effective June 15, 2005, as amended and restated, our audit committee adopted a policy regarding the pre-approval of all audit and certain permissible audit-related and non-audit services provided by our independent auditor. Pursuant to this policy, our audit committee has pre-approved the engagement of our independent auditor to provide:

•
audit services as specified in the policy, including (a) financial statement audits for us required by statute or regulatory authority, excluding the audit of our annual financial statements, (b) financial statement audits of our subsidiaries required by statute or regulatory authority, (c) services associated with registration statements, periodic reports and other documents filed with the SEC, such as consents, comfort letters and responses to comment letters, (d) attestations required by statute or regulatory authority and (e) consultations with management as to the accounting or disclosure treatment of transactions or events and the actual or potential impact of final or proposed rules of applicable regulatory and standard setting bodies (when such consultations are considered “audit services” under the SEC rules promulgated pursuant to the Exchange Act);

•
audit-related services as specified in the policy, including (a) due diligence services relating to potential business acquisitions and dispositions, (b) financial statement audits of employee benefit plans, (c) consultations with management with respect to the accounting or disclosure treatment of transactions or events and the actual or potential impact of final or proposed rules of applicable regulatory and standard setting bodies (when such consultations are considered “audit-related services” and not “audit services” under the SEC rules promulgated pursuant to the Exchange Act), (d) attestation services not required by statute or regulation, (e) closing balance sheet audits pertaining to dispositions, (f) assistance with implementation of the requirements of SEC, International Accounting Standards Board or Public Company Accounting Oversight Board rules or listing standards promulgated pursuant to the Sarbanes-Oxley Act, (g) services associated with offering memoranda and other documents filed with or required by applicable regulators, such as consents, comfort letters and responses to comment letters, (h) internal control reviews and assistance with internal control reporting requirements and (i) financial statement audits of our subsidiaries and affiliates not required by statute or regulatory authority but required by contract or other internal reasons;

•
tax services as specified in the policy, including (a) planning, advice and compliance services in connection with the preparation and filing of U.S. federal, state, local or international taxes, (b) review or preparation of U.S. federal, state, local and international income, franchise and other tax returns, (c) assistance with tax audits and appeals before the IRS or similar local and foreign agencies, (d) tax advice regarding statutory, regulatory or administrative developments, (e) expatriate tax assistance and compliance, (f) mergers and acquisitions tax due diligence assistance and (g) tax advice and assistance regarding structuring of mergers and acquisitions; and

•	non-audit services as specified in the policy, currently limited to assistance with environmental and sustainability reporting.
Notwithstanding the foregoing general pre-approval, our audit committee approval is specifically required for (1) any individual project involving the provision of pre-approved audit and audit-related services that is expected to result in fees in excess of $150,000 and (2) any individual projects involving any other pre-approved service described above that is expected to result in fees in excess of $75,000. In addition, any engagement of our independent auditors for services other than the pre-approved services requires the specific approval of our audit committee. Our audit committee has delegated the authority for the foregoing approvals to its chairman, provided that the fees for any individual project for which such approval is requested are not, in the reasonable judgment of the chairman, likely to exceed $200,000. At each audit committee meeting, the chairman’s approval of services provided by our independent auditors is subject to disclosure to the entire audit committee. Our pre-approval policy prohibits the engagement of our independent auditor to provide any services that are subject to the prohibition imposed by Section 201 of the Sarbanes-Oxley Act.
Audit Committee Report
The audit committee reviews Liberty Global’s financial reporting process on behalf of its board of directors. Management has primary responsibility for establishing and maintaining adequate internal controls, for preparing financial statements and for the public reporting process. Liberty Global’s independent auditor, KPMG LLP, is responsible for expressing opinions on the conformity of Liberty Global’s audited consolidated financial statements with accounting principles generally accepted in the U.S. (GAAP) and on the effectiveness of Liberty Global’s internal control over financial reporting.
The audit committee has reviewed and discussed with management and KPMG LLP, Liberty Global’s most recent audited consolidated financial statements, as well as management’s assessment of the effectiveness of Liberty Global’s internal control over financial reporting and KPMG LLP’s evaluation of the effectiveness of Liberty Global’s internal control over financial reporting. The audit committee has also discussed with KPMG LLP the matters required to be discussed by the Public Company Accounting Oversight Board Auditing Standard No. 16 (Communications With Audit Committees), including the auditors’ judgment about the quality of Liberty Global’s accounting principles, as applied in its financial reporting.
The audit committee has received the written disclosures and the letter from the independent auditors required by applicable requirements of the Public Company Accounting Oversight Board that relate to the auditors’ communications with the audit committee concerning independence from Liberty Global and its subsidiaries, and has discussed with Liberty Global’s independent auditors their independence.

Based on the reviews and discussions referred to above, the audit committee recommended to Liberty Global’s board of directors that the audited financial statements be included in Liberty Global’s Annual Report on Form 10-K for the year ended December 31, 2015, which is dated February 12, 2016 and was filed with the SEC on February 16, 2016.
Submitted by the Members of the Audit Committee:
Miranda Curtis
John W. Dick
Paul A. Gould (chairman)
J. David Wargo

RESOLUTION 8

8.	To authorize Liberty Global and its subsidiaries to make political donations and incur political expenditures of up to $1,000,000 under the U.K. Companies Act 2006.
We are providing our shareholders with the opportunity to vote to authorize future political donations and expenditures by Liberty Global and its subsidiaries in accordance with Part 14 of the Companies Act. Resolution 8 is customary for public limited companies incorporated under the laws of England and Wales and is required as a matter of English law for Liberty Global or any of its subsidiaries to make contributions to political organizations, which is defined broadly under U.K. law. It is not otherwise required for companies incorporated in the U.S. or listed on NASDAQ.
For purposes of this resolution, the terms “political donations”, “political parties”, “independent election candidates”, “political organizations” and “political expenditures” shall have the meanings given to them in Part 14 of the Companies Act.
Absent shareholder authorization obtained at a general meeting, Part 14 of the Companies Act restricts companies from incurring political expenditures or making political donations to political parties, other political organizations and independent election candidates. However, political donations and expenditures are broadly defined in the Companies Act and normal expenditures, such as payments to organizations concerned with matters of public policy, law reform and representation of the business community, and business activities, such as communications with governmental organizations and political parties at the local, national or European level, could be construed as political donations or expenditures and fall within the restrictions of the Companies Act. Our code of business conduct prohibits the use of company funds and assets for political contributions to political parties, political party officials and candidates for office without our general counsel’s approval.
Because of the broad definitions of political donations and expenditures, we are seeking shareholder authorization to make political donations to political organizations (other than political parties) and incur political expenditures in de minimis amounts as set forth below. This resolution does not purport to authorize any particular donation or expenditure but is expressed in general terms as required by the Companies Act and is intended to authorize normal business activities as described above, which could be considered political donations or expenditures subject to the Companies Act. If this resolution is approved, our board of directors, in its sole discretion, will determine the timing, recipients and amount (subject to the limits below) of any political donation or political expenditure to be made or incurred and any donations or expenditures that are made or incurred will remain subject to our code of business conduct.
It is proposed that Liberty Global and its subsidiaries generally and unconditionally be authorized for purposes of Part 14 of the Companies Act to make or incur payments not to exceed $1.0 million in the aggregate for political donations (including donations to political organizations and political parties) and political expenditures, during the period beginning on the date of the passing of this resolution and expiring at the next annual general meeting of Liberty Global. The maximum amount referred to in this paragraph may comprise sums in different currencies, which shall be converted at such rate as the directors of Liberty Global may in their absolute discretion determine to be appropriate.
The company is evaluating a potential donation of up to £500,000 to the In Campaign Limited, which runs Britain Stronger in Europe. This is a campaign in the U.K. supporting a favorable vote to remain in the European Union in the June 2016 U.K. referendum on whether the U.K. should leave the European Union. Liberty Global believes that it may be appropriate to make a donation of this nature given the uncertain political and macro-economic impact that a U.K. exit from the European Union could have on businesses and consumers. Any donation in this regard would be subject to approval by the Liberty Global board of directors.
Vote and Recommendation
The affirmative vote of a simple majority of the votes cast by the holders of our voting shares (voting together as a single class) is required to approve resolution 8 to authorize Liberty Global and its subsidiaries, under Part 14 of the Companies Act, to make or incur payments not to exceed $1.0 million in the aggregate for political donations (as provided under Part 14 of the Companies Act) during the period beginning on the date of the passing of this resolution and expiring at the next annual general meeting of Liberty Global.
Our board of directors recommends a vote “FOR” resolution 8.

INCENTIVE PLANS
In January 2014, our shareholders approved the 2014 Incentive Plan and the 2014 Director Plan (collectively, the 2014 Plans). In February 2015, our shareholders also approved an amendment to the 2014 Incentive Plan to permit sub-plans for the purpose of offering employees of certain of our operations the opportunity to participate in a save as you earn option scheme by applying for options to purchase Liberty Global Class C shares at a discount. A maximum of 500,000 Liberty Global Class C shares of the total shares available for grant under the 2014 Incentive Plan has been allocated for these sub-plans. In all other cases, we may generally grant non-qualified share options, SARs, restricted shares, RSUs, cash awards, performance awards or any combination of the foregoing under either of these incentive plans. Ordinary shares issuable pursuant to awards made under the 2014 Plans will be made available from either authorized but unissued shares or shares that have been issued but reacquired by our company. These awards may be granted at or above fair value in any class of our ordinary shares. The maximum number of ordinary shares of Liberty Global with respect to which awards may be issued under the 2014 Incentive Plan and the 2014 Director Plan is 105 million (of which no more than 50.25 million shares may consist of Class B ordinary shares) and 10.5 million, respectively, in each case, subject to anti-dilution and other adjustment provisions in the respective plan. As of December 31, 2015, the 2014 Incentive Plan and the 2014 Director Plan had 84,782,474 and 10,120,239 ordinary shares available for grant, respectively. No further awards will be granted under the 2005 Incentive Plan, the 2005 Director Plan or the Virgin Media 2010 Incentive Plan.
Awards under the 2005 Incentive Plan and the 2005 Director Plan issued prior to June 2005 are fully vested and expire 10 years after the grant date. In connection with the acquisition of Virgin Media in 2013, we assumed the Virgin Media 2010 Incentive Plan. Awards under the Virgin Media 2010 Incentive Plan issued prior to June 7, 2013 have a 10-year term and become fully exercisable within five years of continued employment. Certain performance-based awards that were granted during the first quarter of 2013 were canceled upon completion of the acquisition of Virgin Media. These canceled awards were subsequently replaced by PSUs that were granted under the Virgin Media 2010 Incentive Plan on June 24, 2013. For the remaining performance-based awards that were outstanding prior to June 7, 2013, the performance objectives lapsed upon the completion of the acquisition and such awards vest on the third anniversary of the grant date.
Awards (other than performance-based awards) under the 2014 Incentive Plan, the 2005 Incentive Plan and the Virgin Media 2010 Incentive Plan issued after June 7, 2013 generally (1) vest 12.5% on the six month anniversary of the grant date and then vest at a rate of 6.25% each quarter thereafter and (2) expire seven years after the grant date. Awards (other than RSUs) issued after June 2005 and before June 2013 under the 2005 Director Plan generally vest in three equal annual installments, provided the director continues to serve as director immediately prior to the vesting date, and expire 10 years after the grant date. Awards (other than restricted shares and RSUs) issued in June 2013 under the 2005 Director Plan and thereafter under the 2014 Director Plan have the same terms as the prior awards, except they expire seven years after the grant date. Restricted shares and RSUs vest on the date of the first annual general meeting of shareholders following the grant date. These awards may be granted at or above fair value in any class of ordinary shares, except for shares acquired under a sharesave plan available to Virgin Media employees. On February 24, 2015, our shareholders approved amendments to the 2014 Incentive Plan to permit the grant to employees of our subsidiary Virgin Media of options to acquire our Liberty Global Class C shares at a discount to the market value of such shares.
Although the 2014 Plans do not prohibit our compensation committee or board of directors, without prior shareholder approval, from repricing outstanding options or SARs, it is our policy that, except for anti-dilution adjustments provided by the 2014 Plans in connection with corporate transactions, the exercise or base price of ordinary shares for any outstanding option or SAR granted under the 2014 Plans will not be decreased after the date of grant nor will an outstanding option or SAR granted under the 2014 Plans be surrendered to our company as consideration for the grant of a new option or SAR with a lower exercise or base price, cash or a new award unless there is prior approval by our shareholders. Any other action that is deemed to be a repricing under any applicable rule of NASDAQ shall be prohibited unless there is prior approval by our shareholders.

CERTAIN TRANSACTIONS
Under our corporate governance guidelines, if a director has an actual or potential conflict of interest, the director must promptly inform our CEO and the chair of our audit committee or the chair of our nominating and corporate governance committee if the chair of the audit committee is the conflicted director. All directors must recuse themselves from any discussion or decision that involves or affects their personal, business or professional interests. Also, under our corporate governance guidelines, an independent committee of our board will resolve any conflict of interest issue involving a director, our CEO or any other executive officer. No related party transaction (as defined by Item 404(a) of Regulation S-K promulgated by the SEC) may be effected without the approval of such independent committee. When the potential conflict or transaction involves an executive officer, the audit committee is the independent committee charged by our corporate governance guidelines with this duty. When the potential conflict or transaction involves a director, a committee of the disinterested independent directors is the independent committee charged by our corporate governance guidelines with this duty.
Certain Relationships
Charitable Foundation
In 2015, we and certain of our other subsidiaries contributed an aggregate of £1,150,850 ($1,758,338 based on the 2015 average exchange rate) of cash to the Lessons for Life Foundation U.K., an independent educational charity organized in accordance with the non-profit laws of England. Included in such cash contribution was €1,000,000 ($1,110,013 based on the 2015 average exchange rate) in contributions made by us pursuant to an agreement dated November 18, 2014, between us and Lessons for Life Foundation U.K. Also, pursuant to such agreement, we contributed in-kind services, directly or indirectly, to Lessons for Life Foundation U.K. for an aggregate value of €200,000 ($222,003 based on the 2015 average exchange rate). Lessons for Life Foundation U.K., Lessons for Life Foundation IE and Lessons for Life Foundation U.S. are each an independent charity organized in accordance with the non-profit laws of their respective countries. The focus of the Lessons for Life Foundations is to provide scholarships for AIDS orphans in Africa. Mr. Bracken, an NEO, and five other employees of our company are trustees of the Lessons for Life Foundation U.K. Mr. Fries, our chief executive officer and president, and Ms. Blair, our senior vice president and chief people officer, are trustees of the Lessons for Life Foundation U.S. The trustees do not receive any compensation for their involvement with any of the Foundations. As part of our charitable giving program, we are supportive of the goals and objectives of the Lessons for Life Foundations.
Other
Amy M. Blair is also the spouse of our named executive officer Bernard G. Dvorak. Ms. Blair and Mr. Dvorak were each officers of our company prior to their marriage. As an officer, Ms. Blair receives an annual salary and is a participant in all programs available to members of our senior management team, including the potential for an annual cash performance award, performance-based and other equity incentive awards and benefits. As with all members of our senior management team, Ms. Blair’s salary, cash performance awards and equity incentive awards are reviewed and approved by our compensation committee. Ms. Blair’s salary and cash performance award for 2015 was approximately $1,352,131 (including amounts Ms. Blair elected to defer under the Deferred Compensation Plan). Each year, pursuant to her equity-related compensation, she may vest in equity and receive grants of new equity awards, subject to the review and approval of our compensation committee.
CWC Proposed Acquisition
On November 16, 2015, we announced, pursuant to Rule 2.7 of the U.K. City Code on Takeovers and Mergers, the terms of a recommended acquisition of CWC for shares of Liberty Global in a scheme of arrangement. CWC offers integrated telecommunications-based services in over 40 countries located primarily in Latin America and the Caribbean. Under the terms of the transaction, CWC shareholders will be entitled to receive up to, in the aggregate: 31,651,616 Liberty Global Class A shares, 77,488,978 Liberty Global Class C shares, 3,648,524 LiLAC Class A shares and 8,939,328 LiLAC Class C shares. Further, CWC shareholders would be entitled to receive a special dividend in the amount of £0.03 ($0.04) per CWC share at the closing of the transaction, which would be in lieu of any previously announced CWC dividend. Although Liberty Global shareholder approval has been received, completion of the acquisition, which is expected to occur mid-May 2016, is subject to, among other conditions, approval by CWC shareholders and court sanction of the scheme of arrangement. In connection with this proposed acquisition,we will be acquiring shares of CWC held by Columbus Holding LLC, which is controlled by our director and chairman of the board, John C. Malone. Such shares represent approximately 13% of the outstanding shares of CWC. Management believes that the terms and conditions of this transaction are no more favorable to Mr. Malone than any other CWC shareholder.

SHAREHOLDER RESOLUTIONS
We currently expect that our annual general meeting of shareholders for the calendar year 2017 will be held during the second quarter of 2017 in London, England. Shareholders, who, in accordance with Rule 14a-8 under the Exchange Act, wish to present a resolution for inclusion in the proxy materials for the 2017 annual general meeting, must submit their resolution in writing to our Corporate Secretary and the resolution must be received at our executive offices at 161 Hammersmith Road, London W6 8BS, U.K., by the close of business on January 2, 2017. In accordance with our articles of association, shareholders who wish to nominate a candidate as a director or bring a resolution not pursuant to Rule 14a-8 before the 2017 annual general meeting must submit their written notice of the matter to our executive offices at the foregoing address on or following February 16, 2017, and before the close of business on March 17, 2017, or such later date as may be determined and announced in connection with the actual scheduling of the annual general meeting.
All shareholder resolutions for inclusion in our proxy materials will be subject to the requirements of the proxy rules adopted under the Exchange Act and, as with any shareholder resolution (regardless of whether it is included in our proxy materials), our articles of association and the laws of England and Wales.
SHAREHOLDER RIGHTS
Shareholders should note that, on a request made by shareholders of Liberty Global under Section 527 of the Companies Act, we may be required to publish on a website a statement setting out any matter relating to: (1) the audit of our accounts (including the auditors’ report and the conduct of the audit) that are to be laid before the AGM for the financial year ending December 31, 2015; or (2) any circumstance connected with an auditor of Liberty Global ceasing to hold office since the previous meeting at which annual accounts and reports were laid. We cannot require the shareholders requesting any such website publication to pay our expenses in complying with Sections 527 or 528 (requirements as to website availability) of the Companies Act. Where we are required to place a statement on a website under Section 527 of the Companies Act, we must forward the statement to our auditor not later than the time when we make the statement available on the website. The business which may be dealt with at the AGM for the relevant financial year includes any statement that we have been required under Section 527 of the Companies Act to publish on a website.
FINANCIAL REPORTING STANDARDS
We prepare our consolidated financial statements included in the U.K. Report and Accounts in accordance with GAAP, as permitted by the Companies Act to the extent that those principles do not contravene with any provisions of the Companies Act. For more information about the preparation of our consolidated financial statements included in the U.K. Report and Accounts, see note 1 to our consolidated financial statements included in the U.K. Report and Accounts.

APPENDIX A
DIRECTORS’ REMUNERATION REPORT
In this Directors’ Remuneration Report, the terms “we”, “our”, “our company” and “us” or similar references may refer as the context requires, to Liberty Global or its predecessor LGI. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the proxy statement. Similar to the proxy statement, unless otherwise indicated, information presented herein with respect to equity awards granted prior to July 1, 2015 has been adjusted to give effect to modifications that were implemented by the compensation committee in connection with the LiLAC Transaction.
Annual Statement of the Chairman of the Compensation Committee
As a NASDAQ-listed company, we prepared our proxy statement for the AGM in accordance with the disclosure requirements of the SEC rules and regulations. Pursuant to these rules and regulations, you will find our compensation discussion and analysis report (the CD&A) in the proxy statement. The CD&A gives our overall philosophy regarding compensation of our executive officers. In addition to the SEC requirements, as a U.K. public limited company, we are also subject to the Companies Act and the regulations promulgated thereunder. Under the U.K. regulations we are required to have a Directors’ Remuneration Report approved by our shareholders. The Directors’ Remuneration Report consists of a directors’ compensation policy and an annual compensation report on the implementation of the directors’ compensation policy. Pursuant to these regulations, our annual compensation report on the implementation of the directors’ compensation policy for the year 2015, follows this Annual Statement.
At the annual general meeting held on June 26, 2014, our shareholders approved the directors’ compensation policy, which included the compensation payable to our executive director under the Fries Agreement. The directors’ compensation policy will be in effect until a new policy is submitted for approval at the annual general meeting to be held in 2017, unless an earlier amendment by shareholders is required. To simplify our Directors’ Remuneration Report, we have elected to not repeat our directors’ compensation policy in this Report, which is available in Appendix A of our 2014 proxy statement on Schedule 14A filed with the SEC at www.sec.gov and on our website at www.libertyglobal.com.
The directors’ compensation policy applies to our CEO, who is also an executive director and referred to in the Directors’ Remuneration Report as an “executive director”, and our nonemployee directors, including our chairman, who are referred to in the Directors’ Remuneration Report as “non-executive directors”. Many aspects of the directors’ compensation policy are set forth in the CD&A and the —Directors Compensation section of the proxy statement for the AGM. The CD&A is incorporated by reference into this Directors’ Remuneration Report and should be read in conjunction with the annual compensation report. In 2014, with respect to the compensation for our executive director, the compensation committee approved the Fries Agreement. For a summary of the Fries Agreement, see Employment and Other Agreements in the proxy statement.
In 2015, our company exceeded the minimum thresholds for budgeted revenue growth and OFCF growth that were required to be met for payment of any portion of the annual bonus. In recognition of this performance and pursuant to the terms of the annual bonus plan, the compensation committee approved an annual bonus award for our executive director of 82.3% of his target annual bonus award. With respect to our multi-year incentive awards of 2014 PSUs, the compensation committee determined that our company met or exceeded the objectives set by the compensation committee for the two-year performance period ended December 31, 2015. Our company achieved OCF growth (as adjusted in accordance with the 2014 PSUs grant agreements) of 101.8% of the performance target over the two-year period, resulting in our executive director earning 103.6% of his 2014 target PSUs, subject to continued employment to the vesting dates. Further information on these awards and the changes in our compensation program described above are set out in the annual compensation report and under Elements of Our Compensation Packages—Equity Incentive Awards of the CD&A.
The Directors’ Remuneration Report demonstrates how much our executive director is earning and how his compensation is linked substantially to the performance of our company and in turn growth in shareholder value. Our total shareholder return graph, which shows a seven-year return of over 250% with respect to our Liberty Global Class A shares, is included in the Directors’ Remuneration Report under Annual Compensation Report—Past Performance—Total Shareholder Return Graphs below.
JC Sparkman
Chairman of the Compensation Committee

Consideration of Shareholder Views
At the annual general meeting held on June 26, 2014, our shareholders representing at least a majority of our shares entitled to vote and present at such meeting approved our directors’ compensation policy (as required under the Companies Act), which included the compensation payable to our executive director pursuant to the terms of the Fries Agreement, and, on an advisory basis, the compensation of our NEOs (as determined pursuant to applicable SEC regulations), as disclosed in the proxy statement for such annual general meeting. In addition, at the annual general meeting held on June 25, 2015, our shareholders representing at least a majority of our shares entitled to vote and present at such meeting approved, on an advisory basis, our 2014 annual compensation report (as required under the Companies Act), which included the compensation paid to our executive director in 2014. As a result, the compensation committee will maintain the overall compensation program for our executive director with certain modifications as described in the CD&A and for our non-executive directors.
The voting results on the matters presented at the 2014 annual general meeting were as follows:
The directors’ compensation policy was approved by a binding vote of a majority of the votes cast:

	For	Against

Total Votes Cast	203,849,669	70,874,020
% of Votes Cast	74.20%	25.80%
The compensation of our NEOs, including the CD&A, was approved on an advisory basis by a vote of a majority of the votes cast:

	For	Against

Total Votes Cast	167,760,857	105,602,214
% of Votes Cast	61.37%	38.63%
The voting results on the matter presented at the 2015 annual general meeting were as follows:
The annual compensation report for the fiscal year 2014 was approved on an advisory basis by a vote of a majority of the votes cast:

	For	Against

Total Votes Cast	176,387,612	130,260,574
% of Votes Cast	57.52%	42.48%
The following Annual Compensation Report explains how we implemented the directors’ compensation policy in 2015.
Annual Compensation Report
The members of our compensation committee are John P. Cole, Jr., Larry E. Romrell and JC Sparkman (chairman). The chairman of our compensation committee reports to our board of directors on annual compensation decisions and on the administration of existing programs and development of new programs. The members of our compensation committee are “independent directors” (as defined under the NASDAQ Stock Market rules), “non-employee directors” (as defined in Rule 16b-3 under the Exchange Act) and “outside directors” (as defined in Section 162(m) of the Code).
The compensation committee is responsible for identifying our primary goals with respect to executive compensation, implementing compensation programs designed to achieve those goals, subject to appropriate safeguards to avoid unnecessary risk taking, and monitoring performance against those goals and associated risks. The responsibilities of the compensation committee are more fully described in its charter, which is available on our website at www.libertyglobal.com. In making its compensation decisions, the compensation committee ultimately relies on the general business and industry knowledge and experience of its members and the compensation committee’s own evaluation of our company and the performance of our executive officers. From time to time, however, the compensation committee will retain a compensation consultant to assist it in evaluating proposed changes in compensation programs or levels of compensation and to provide comparative data. In 2015, the compensation committee did not retain any such consultants or advisors.

All compensation decisions with respect to our executive director and the chairman of our board are made by our compensation committee. Decisions with respect to our executive director’s compensation are made in private sessions of the compensation committee without the presence of management. With the assistance of our Human Resources and Legal Departments, our executive director is involved in formulating the terms of proposed performance or incentive award programs for consideration by the compensation committee, evaluating alternatives and recommending revisions. Other senior officers, within the scope of their job responsibilities, participate in gathering and presenting to the compensation committee, for its consideration, data and legal, tax and accounting analyses relevant to compensation and benefit decisions.
The compensation committee’s approach to equity incentive awards for our executive director places a significant emphasis on performance-based equity awards. Since 2010, the compensation committee’s approach has been to set a target annual equity value for each executive officer, of which approximately two-thirds would be delivered in the form of an annual award of PSUs, which if earned convert to time-vested RSUs, and approximately one-third in the form of an annual award of time-vested SARs. In 2015, the compensation committee followed this approach.
Below is the annual compensation report on our directors’ compensation for the year-ended December 31, 2015. Pursuant to the requirements of the Companies Act, portions of this report have been audited by our U.K. auditors, KPMG LLP (U.K.) as indicated.

Single Total Figure of Compensation for Directors (Audited)
Below is the compensation earned by each of our directors in 2015 and 2014. The values reflected in the Long-Term Performance Awards column and the SAR/Option Awards column are based on market prices as described in footnotes 3 and 4 below and not grant date fair values.

Director	Year	Fees and Salary ($)		Taxable Benefits ($)(1)	Annual Performance Awards ($)(2)	Long-Term Performance Awards ($)(3)		SAR/Option Awards ($)(4)	Commit-ment Bonus ($)(5)	Pension ($)(6)	Total ($)
Executive
Michael T. Fries	2015	2,115,000	(7)	889,710	6,991,000	10,563,783		9,103,052	—	—	29,662,545
	2014	1,863,462		1,231,800	7,846,000	107,429,966	(8)	8,292,888	5,000,000	—	131,664,116

Non-Executive
Andrew J. Cole	2015	115,750	(9)	487	—	—		175,609	—	—	291,846
	2014	115,000	(9)	421	—	—		43,063	—	—	158,484

John P. Cole, Jr.	2015	120,250	(9)	558	—	—		252,415	—	—	373,223
	2014	121,000	(9)	319	—	—		120,090	—	—	241,409

Miranda Curtis	2015	122,500		2,938	—	—		252,415	—	—	377,853
	2014	121,750		3,246	—	—		120,090	—	—	245,086

John W. Dick	2015	124,000	(9)	132,687	—	—		252,415	—	—	509,102
	2014	123,250	(9)	33,073	—	—		120,090	—	—	276,413

Paul A. Gould	2015	149,000	(9)(10)	29,277	—	—		252,415	—	—	430,692
	2014	149,000	(9)(10)	18,003	—	—		120,090	—	—	287,093

Richard R. Green	2015	115,750	(9)	492	—	—		252,415	—	—	368,657
	2014	114,250	(9)	303	—	—		120,090	—	—	234,643

John C. Malone	2015	—		326,570	—	—		1,664,235	—	—	1,990,805
	2014	—		475,806	—	—		1,096,331	—	—	1,572,137

David E. Rapley	2015	125,750	(10)	61,854	—	—		340,266	—	—	527,870
	2014	125,750	(10)	36,383	—	—		120,090	—	—	282,223

Larry E. Romrell	2015	119,500		19,156	—	—		252,415	—	—	391,071
	2014	121,750		22,389	—	—		120,090	—	—	264,229

JC Sparkman	2015	145,250		40,117	—	—		340,266	—	—	525,633
	2014	147,500		9,750	—	—		120,090	—	—	277,340

J. David Wargo	2015	124,750	(9)(10)	11,750	—	—		252,415	—	—	388,915
	2014	123,250	(9)(10)	22,112	—	—		120,090	—	—	265,452
_______________

(1)	Taxable benefits provided to our executive director include the following:

Executive Director	Year	Group Term Life Insurance ($)	Interest on Deferred Compensation ($)	Use of Company Plane & Sports Box ($)	Executive Health Plan ($)	Professional Memberships & Fees ($)(a)	Gifts & Tax Gross-up ($)	Total ($)

Michael T. Fries	2015	1,656	486,807	368,665	—	22,342	10,240	889,710
	2014	1,656	369,921	292,079	2,400	312,587	253,157	1,231,800
_______________

(a)
As provided in the Fries Agreement, includes reimbursement for professional fees incurred in the preparation and negotiation of the Fries Agreement ($289,687 incurred in 2014 and $10,342 incurred in 2015).

Taxable benefits provided to our non-executive directors include the following:

Non-Executive Director	Year	Interest on Deferred Compensation ($)	Entertainment & Travel Expenses ($)(a)	Miscellaneous Expenses ($)		Use of Company Plane ($)	U.K. Group Health Insurance ($)	Gifts & Tax Gross-up ($)	Total ($)

Andrew J. Cole	2015	—	—	—		—	—	487	487
	2014	—	—	—		—	—	421	421

John P. Cole, Jr.	2015	—	—	—		—	—	558	558
	2014	—	—	—		—	—	319	319

Miranda Curtis	2015	—	—	—		—	2,392	546	2,938
	2014	—	—	—		—	2,577	669	3,246

John W. Dick	2015	—	1,970	126,185	(b)	1,654	2,392	486	132,687
	2014	—	1,522	—		28,661	2,577	313	33,073

Paul A. Gould	2015	17,547	10,839	—		—	—	891	29,277
	2014	16,030	1,486	—		—	—	487	18,003

Richard R. Green	2015	19	—	—		—	—	473	492
	2014	19	—	—		—	—	284	303

John C. Malone	2015	—	—	300,000	(c)(	26,104	—	466	326,570
	2014	—	1,486	425,000	(c)	48,850	—	470	475,806

David E. Rapley	2015	46,601	14,215	—		83	—	955	61,854
	2014	33,650	2,180	—		—	—	553	36,383

Larry E. Romrell	2015	—	—	—		18,683	—	473	19,156
	2014	—	9,636	—		12,185	—	568	22,389

JC Sparkman	2015	—	—	—		39,529	—	588	40,117
	2014	—	—	—		9,324	—	426	9,750

J. David Wargo	2015	11,203	—	—		—	—	547	11,750
	2014	10,229	11,348	—		—	—	535	22,112
_______________

(a)	These expenses include travel and entertainment costs for spouses joining members of our board for board meetings.

(b)
These expenses include our costs for a medical air transport for the director and his companion from Rwanda to London England, due to a medical emergency ($125,550). Also includes the cost of a laptop computer provided at the request of the director.

(c)
These expenses include reimbursement for personal expenses related to the ownership of our shares and his services as chairman ($300,000 per year) in 2014 and 2015 and the cost of a Hart Scott Rodino filing fee ($125,000) in 2014.

(2)
The amount reflects the annual cash performance awards earned by Mr. Fries under the 2014 Incentive Plan. For information regarding the operation of our annual cash performance awards, including the performance metrics and maximum achievable performance awards, see the section of the CD&A titled Elements of Compensation Packages—Annual Cash Performance Awards. Our non-executive directors do not receive annual cash performance awards.

(3)
The amount reflects the value of PSUs with a performance period that ended in the year indicated based on the actual number of PSUs earned and the closing price of the shares as reported by NASDAQ on December 31 of such year. The PSUs generally vest in the year following the end of the performance period as long as the executive director is employed by our company on the vesting date. For information regarding the operation of our PSUs including the performance measures and targets, see the section of the CD&A titled Elements of Compensation Packages—Equity Awards. With respect to 2014, however, the amount also includes the value of the CEO Performance Award with a performance award period that ended on December 31, 2014. These PSUs vest in three equal installments on March 15, 2015, 2016 and 2017. For information on the performance condition, see Employment and Other Agreements in the proxy statement. Our non-executive directors do not participate in our long-term incentive programs.

(4)
The amounts represent the intrinsic value for all SARs (i.e., the spread between the base price of the applicable SAR and the market price of the underlying shares on the respective vesting dates) or options that vested during the years indicated as calculated based on the closing prices of our shares on the applicable vesting dates, as reported by NASDAQ. For our executive director, the amounts consist solely of the aggregate value for all SARs that vested quarterly during the applicable year. For our non-executive directors, the amounts consist of the value of shares received by such director upon the vesting of RSUs during the years indicated and the value of options that vested annually during the applicable year, added together. No value is included for vested RSUs where the director elected to defer receipt of the shares under the Director Deferred Compensation Plan. SAR awards for our executive director and RSU and option awards for our non-executive directors are not subject to performance measures but are time-vested only. We believe time-vested awards are appropriate in order to have our directors retain a long-term interest in our company. The value of the awards will move with our share prices, which provides incentive to deliver on our company’s long-term strategic objectives and is in line with our shareholders’ interests.

(5)
Represents a commitment bonus paid to our executive director at the time the Fries Agreement was signed in April 2014 and as stated in the directors’ compensation policy. It was not subject to any performance measures.

(6)	We do not provide a pension or other defined benefit plan for our directors.

(7)
Amount includes $1,797,750 of Mr. Fries’ 2015 salary, the payments of which Mr. Fries elected to defer pursuant to our Deferred Compensation Plan. Such deferred amount accrues interest at the rate of 9% per annum compounded daily until paid in full. The amount deferred, plus accrued interest, will be paid upon the earlier of December 31, 2019, Mr. Fries’ separation of service or a change in control of Liberty Global.

(8)
The amount has been adjusted to reflect the division of Mr. Fries’ PSU awards between him and his former spouse pursuant to a qualified domestic relations order. As required by the order, Liberty Global transferred a portion of the PSUs granted in 2013 to his former spouse in 2014, which were converted in 2015 to time-vested RSUs pursuant to the terms of such PSUs. The value of the award to his former spouse at December 31, 2014, was $2,163,322.

(9)	Includes the dollar amount of fees paid in our Liberty Global Class A shares and Liberty Global Class C shares at the election of the director.

(10)
The following table indicates the amount of fees included in the table that the directors listed have elected to defer in the years indicated pursuant to the Director Deferred Compensation Plan. Such deferred amounts accrue interest at the rate of 9% per annum, compounded daily, until paid in full.

Non-Executive Director	Year	Amount Deferred ($)

Paul A. Gould	2015	73
	2014	77

David E. Rapley	2015	110,000
	2014	110,000

J. David Wargo	2015	94
	2014	98
2015 Equity Incentive Grants (Audited)
During 2015, the compensation committee approved performance awards to the executive director under the 2014 Incentive Plan consisting of 2015 PSUs. Details of these awards are summarized below with further details set out in the CD&A on the applicable performance metrics.

Director	Grant Date	Type of Award (1)(2)	Class of Shares	Number of Shares	Base Price/Share	Face Value (3)	Performance Period	% Vesting at Threshold

Michael T. Fries	3/19/2015	2015 PSUs	Liberty Global Class A	65,152	$—	$3,260,702	2 years ending 12/31/2016	N/A
	3/19/2015	2015 PSUs	Liberty Global Class C	130,304	$—	$6,311,678	2 years ending 12/31/2016	N/A
	3/19/2015	2015 PSUs	LiLAC Class A	3,257	$—	$163,005	2 years ending 12/31/2016	N/A
	3/19/2015	2015 PSUs	LiLAC Class C	6,515	$—	$315,574	2 years ending 12/31/2016	N/A
_______________

(1)
The terms of the PSUs awarded to our executive director are summarized in the CD&A under Elements of Compensation Packages—Equity Incentive Awards in the proxy statement. Generally, the compensation committee sets the performance targets corresponding to a selected performance measure or measures and a base (minimum) performance objective that must be achieved in order for any portion of our executive director’s PSU awards to be earned. The level of achievement of the performance target within a range established by the compensation committee determines the percentage of the PSU award earned during the performance period, subject to reduction or forfeiture based on individual performance.

(2)
Details for the performance measures and targets are set forth in the CD&A of the proxy statement. If earned, the 2015 PSUs will vest in two equal semi-annual installments on April 1, 2017 and October 1, 2017.

(3)
For purposes of this table, the PSUs have been valued using the closing per share prices on the date of grant (adjusted for the LiLAC Transaction). The U.K. regulations applying to shares and share options require disclosure of the “face value” of such awards based on the maximum number of shares that would vest if all performance measures and targets are met multiplied by either the share price on the date of grant or an average share price.

Payments to Former Directors
There have been no payments made to former directors and no payments made for loss of office during 2015.
Share Ownership Policy
Our share ownership policy is summarized in the directors’ compensation policy and in the CD&A under Elements of Our Compensation Packages—Share Ownership Policy of the proxy statement. As of December 31, 2015, the value of the ordinary shares owned by our executive director, calculated in accordance with the policy, significantly exceeded the requirements of the policy. Our non-executive directors are not subject to this policy, although they are encouraged to own ordinary shares, representing at least $100,000 in value.
Director Share Ownership and Equity Grants (Audited)
The following table shows the number of shares owned by our directors as well as equity awards outstanding as of April 1, 2016. The equity awards consist of SARs, PSUs and PSARs for our executive director and options and RSUs for our non-executive directors.

			Time Vested Options/SARs/RSUs						Performance Awards
Director	Amount of Shares Beneficially Owned (#)		Number of Shares Underlying Unexercised Options/SARs (#) Exercisable	Number of Shares Underlying Unexercised Options/SARs (#) Unexercisable		Base or Exercise Price ($)	Number of Shares Underlying Unvested RSUs (#)	Expiration Date	Earned Performance Awards (#)(unvested)		Unearned Performance Awards (#)
Executive
Michael T. Fries
Liberty Global Class A	434,784	(1)	71,370	—		12.57	—	5/1/2017	40,547		65,152	(2)
			48,168	—		21.26	—	5/1/2018	333,334		227,212	(3)
			42,752	2,851	(4)	22.85	—	5/1/2019	971,587	(5)	—
			29,554	13,434	(6)	33.87	—	5/1/2020
			88,263	113,483	(7)	37.22	—	5/1/2021
			29,460	127,661	(8)	48.31	—	5/1/2022
Liberty Global Class B	666,666	(9)	—	—		—	—		333,334		—
Liberty Global Class C	1,068,920	(1)	71,036	—		12.46	—	5/1/2017	81,093		130,304	(2)
			142,107	—		12.35	—	5/1/2017	967,468	(5)	454,424	(3)
			47,962	—		21.09	—	5/1/2018	1,933,985	(5)	—
			95,916	—		20.24	—	5/1/2018
			42,562	2,839	(4)	22.67	—	5/1/2019
			85,132	5,676	(4)	21.97	—	5/1/2019
			29,416	13,372	(6)	33.59	—	5/1/2020
			58,847	26,749	(6)	31.37	—	5/1/2020
			175,632	225,814	(7)	35.63	—	5/1/2021
			59,400	257,402	(8)	46.86	—	5/1/2022
LiLAC Class A	37,043	(1)	3,568	—		11.84	—	5/1/2017	2,027		3,257	(2)
			2,408	—		20.03	—	5/1/2018	16,667		11,360	(3)
			2,137	143	(4)	21.53	—	5/1/2019	48,562	(5)	—
			1,477	672	(6)	31.91	—	5/1/2020
			4,410	5,672	(7)	35.06	—	5/1/2021
			1,477	6,405	(8)	45.52	—	5/1/2022
LiLAC Class B	33,332	(9)	—	—		—	—		16,667		—
LiLAC Class C	53,441	(1)	3,551	—		12.37	—	5/1/2017	4,055		6,515	(2)
			7,105	—		12.26	—	5/1/2017	48,343	(5)	22,720	(3)

		Time Vested Options/SARs/RSUs						Performance Awards
Director	Amount of Shares Beneficially Owned (#)	Number of Shares Underlying Unexercised Options/SARs (#) Exercisable	Number of Shares Underlying Unexercised Options/SARs (#) Unexercisable		Base or Exercise Price ($)	Number of Shares Underlying Unvested RSUs (#)	Expiration Date	Earned Performance Awards (#)(unvested)		Unearned Performance Awards (#)
		2,397	—		20.93	—	5/1/2018	96,687	(5)	—
		4,795	—		20.09	—	5/1/2018
		2,128	142	(4)	22.51	—	5/1/2019
		4,256	284	(4)	21.81	—	5/1/2019
		1,471	669	(6)	33.35	—	5/1/2020
		2,941	1,338	(6)	31.14	—	5/1/2020
		8,781	11,291	(7)	35.37	—	5/1/2021
		3,014	13,064	(8)	46.52	—	5/1/2022

Non-Executive
Andrew J. Cole
Liberty Global Class A	19,426	3,088	1,546	(10)	33.60	—	6/28/2020
		1,905	3,811	(11)	39.60	—	6/26/2021
		—	4,303	(12)	51.13	—	6/25/2022
Liberty Global Class C	47,549	3,075	1,539	(10)	33.33	—	6/28/2020
		6,657	3,328	(10)	30.95	—	6/28/2020
		3,793	7,586	(11)	38.23	—	6/26/2021
		—	8,548	(12)	47.89	—	6/25/2022
LiLAC Class A	954	153	78	(10)	31.65	—	6/28/2020
		95	190	(11)	37.31	—	6/26/2021
		—	215	(12)	48.17	—	6/25/2022
LiLAC Class C	2,343	153	77	(10)	33.08	—	6/28/2020
		332	167	(10)	30.72	—	6/28/2020
		189	379	(11)	37.95	—	6/26/2021
		—	426	(12)	47.89	—	6/25/2022
John P. Cole, Jr.
Liberty Global Class A	10,904	5,250	—		10.15	—	6/22/2016
		10,500	—		18.15	—	6/19/2017
		10,502	—		15.09	—	6/12/2018
		10,501	—		6.82	—	6/17/2019
		1,476	—		12.23	—	6/17/2020
		1,045	—		19.13	—	6/21/2021
		1,989	—		22.17	—	6/19/2022
		3,088	1,546	(10)	33.60	—	6/28/2020
		1,905	3,811	(11)	39.60	—	6/26/2021
		—	4,303	(12)	51.13	—	6/25/2022
Liberty Global Class C	50,314	5,227	—		10.07	—	6/22/2016
		10,454	—		9.84	—	6/22/2016
		10,456	—		18.02	—	6/19/2017
		20,905	—		17.10	—	6/19/2017
		10,453	—		14.97	—	6/12/2018
		20,905	—		14.31	—	6/12/2018
		10,454	—		6.77	—	6/17/2019
		20,908	—		6.76	—	6/17/2019
		1,470	—		12.15	—	6/17/2020
		2,937	—		12.22	—	6/17/2020
		1,041	—		18.98	—	6/21/2021
		2,166	—		18.33	—	6/21/2021
		1,981	—		22.00	—	6/19/2022

		Time Vested Options/SARs/RSUs						Performance Awards
Director	Amount of Shares Beneficially Owned (#)	Number of Shares Underlying Unexercised Options/SARs (#) Exercisable	Number of Shares Underlying Unexercised Options/SARs (#) Unexercisable		Base or Exercise Price ($)	Number of Shares Underlying Unvested RSUs (#)	Expiration Date	Earned Performance Awards (#)(unvested)	Unearned Performance Awards (#)
		4,098	—		21.38	—	6/19/2022
		3,075	1,539	(10)	33.33	—	6/28/2020
		6,657	3,328	(10)	30.95	—	6/28/2020
		3,793	7,586	(11)	38.23	—	6/26/2021
		—	8,548	(12)	47.89	—	6/25/2022
LiLAC Class A	523	262	—		9.56	—	6/22/2016
		525	—		17.10	—	6/19/2017
		524	—		14.21	—	6/12/2018
		524	—		6.42	—	6/17/2019
		73	—		11.52	—	6/17/2020
		52	—		18.03	—	6/21/2021
		99	—		20.89	—	6/19/2022
		153	78	(10)	31.65	—	6/28/2020
		95	190	(11)	37.31	—	6/26/2021
		—	215	(12)	48.17	—	6/25/2022
LiLAC Class C	2,474	261	—		9.99	—	6/22/2016
		522	—		9.77	—	6/22/2016
		522	—		17.88	—	6/19/2017
		1,045	—		16.98	—	6/19/2017
		522	—		14.86	—	6/12/2018
		1,045	—		14.21	—	6/12/2018
		522	—		6.72	—	6/17/2019
		1,045	—		6.71	—	6/17/2019
		73	—		12.06	—	6/17/2020
		146	—		12.13	—	6/17/2020
		52	—		18.84	—	6/21/2021
		108	—		18.19	—	6/21/2021
		99	—		21.84	—	6/19/2022
		204	—		21.22	—	6/19/2022
		153	77	(10)	33.08	—	6/28/2020
		332	167	(10)	30.72	—	6/28/2020
		189	379	(11)	37.95	—	6/26/2021
		—	426	(12)	47.89	—	6/25/2022
Miranda Curtis
Liberty Global Class A	129,471	2,952	—		12.23	—	6/17/2020
		1,045	—		19.13	—	6/21/2021
		1,989	—		22.17	—	6/19/2022
		3,088	1,546	(10)	33.60	—	6/28/2020
		1,905	3,811	(11)	39.60	—	6/26/2021
		—	4,303	(12)	51.13	—	6/25/2022
Liberty Global Class C	381,237	2,940	—		12.15	—	6/17/2020
		5,873	—		12.22	—	6/17/2020
		1,041	—		18.98	—	6/21/2021
		2,166	—		18.33	—	6/21/2021
		1,981	—		22.00	—	6/19/2022
		4,098	—		21.38	—	6/19/2022
		3,075	1,539	(10)	33.33	—	6/28/2020
		6,657	3,328	(10)	30.95	—	6/28/2020
		3,793	7,586	(11)	38.23	—	6/26/2021
		—	8,548	(12)	47.89	—	6/25/2022

		Time Vested Options/SARs/RSUs						Performance Awards
Director	Amount of Shares Beneficially Owned (#)	Number of Shares Underlying Unexercised Options/SARs (#) Exercisable	Number of Shares Underlying Unexercised Options/SARs (#) Unexercisable		Base or Exercise Price ($)	Number of Shares Underlying Unvested RSUs (#)	Expiration Date	Earned Performance Awards (#)(unvested)	Unearned Performance Awards (#)
LiLAC Class A	6,410	147	—		11.52	—	6/17/2020
		52	—		18.03	—	6/21/2021
		99	—		20.89	—	6/19/2022
		153	78	(10)	31.65	—	6/28/2020
		95	190	(11)	37.31	—	6/26/2021
		—	215	(12)	48.17	—	6/25/2022
LiLAC Class C	18,869	146	—		12.06	—	6/17/2020
		293	—		12.13	—	6/17/2020
		52	—		18.84	—	6/21/2021
		108	—		18.19	—	6/21/2021
		99	—		21.84	—	6/19/2022
		204	—		21.22	—	6/19/2022
		153	77	(10)	33.08	—	6/28/2020
		332	167	(10)	30.72	—	6/28/2020
		189	379	(11)	37.95	—	6/26/2021
		—	426	(12)	47.89	—	6/25/2022
John W. Dick
Liberty Global Class A	17,133	10,500	—		18.15	—	6/19/2017
		10,502	—		15.09	—	6/12/2018
		10,501	—		6.82	—	6/17/2019
		2,952	—		12.23	—	6/17/2020
		1,045	—		19.13	—	6/21/2021
		1,989	—		22.17	—	6/19/2022
		3,088	1,546	(10)	33.60	—	6/28/2020
		1,905	3,811	(11)	39.60	—	6/26/2021
		—	4,303	(12)	51.13	—	6/25/2022
Liberty Global Class C	44,095	10,454	—		10.07	—	6/22/2016
		10,456	—		18.02	—	6/19/2017
		20,905	—		17.10	—	6/19/2017
		10,453	—		14.97	—	6/12/2018
		20,905	—		14.31	—	6/12/2018
		10,454	—		6.77	—	6/17/2019
		20,908	—		6.76	—	6/17/2019
		2,940	—		12.15	—	6/17/2020
		5,873	—		12.22	—	6/17/2020
		1,041	—		18.98	—	6/21/2021
		2,166	—		18.33	—	6/21/2021
		1,981	—		22.00	—	6/19/2022
		4,098	—		21.38	—	6/19/2022
		3,075	1,539	(10)	33.33	—	6/28/2020
		6,657	3,328	(10)	30.95	—	6/28/2020
		3,793	7,586	(11)	38.23	—	6/26/2021
		—	8,548	(12)	47.89	—	6/25/2022
LiLAC Class A	835	525	—		17.10	—	6/19/2017
		524	—		14.21	—	6/12/2018
		524	—		6.42	—	6/17/2019
		147	—		11.52	—	6/17/2020
		52	—		18.03	—	6/21/2021
		99	—		20.89	—	6/19/2022
		153	78	(10)	31.65	—	6/28/2020

		Time Vested Options/SARs/RSUs						Performance Awards
Director	Amount of Shares Beneficially Owned (#)	Number of Shares Underlying Unexercised Options/SARs (#) Exercisable	Number of Shares Underlying Unexercised Options/SARs (#) Unexercisable		Base or Exercise Price ($)	Number of Shares Underlying Unvested RSUs (#)	Expiration Date	Earned Performance Awards (#)(unvested)	Unearned Performance Awards (#)
		95	190	(11)	37.31	—	6/26/2021
		—	215	(12)	48.17	—	6/25/2022
LiLAC Class C	2,164	522	—		9.99	—	6/22/2016
		522	—		17.88	—	6/19/2017
		1,045	—		16.98	—	6/19/2017
		522	—		14.86	—	6/12/2018
		1,045	—		14.21	—	6/12/2018
		522	—		6.72	—	6/17/2019
		1,045	—		6.71	—	6/17/2019
		146	—		12.06	—	6/17/2020
		293	—		12.13	—	6/17/2020
		52	—		18.84	—	6/21/2021
		108	—		18.19	—	6/21/2021
		99	—		21.84	—	6/19/2022
		204	—		21.22	—	6/19/2022
		153	77	(10)	33.08	—	6/28/2020
		332	167	(10)	30.72	—	6/28/2020
		189	379	(11)	37.95	—	6/26/2021
		—	426	(12)	47.89	—	6/25/2022
Paul A. Gould
Liberty Global Class A	208,934	10,501	—		10.15	—	6/22/2016
		10,500	—		18.15	—	6/19/2017
		5,251	—		15.09	—	6/12/2018
		5,250	—		6.82	—	6/17/2019
		1,476	—		12.23	—	6/17/2020
		1,045	—		19.13	—	6/21/2021
		1,989	—		22.17	—	6/19/2022
		3,088	1,546	(10)	33.60	—	6/28/2020
		1,905	3,811	(11)	39.60	—	6/26/2021
		—	4,303	(12)	51.13	—	6/25/2022
Liberty Global Class B	51,429	—	—		—	—
Liberty Global Class C	945,538	10,454	—		10.07	—	6/22/2016
		20,908	—		9.84	—	6/22/2016
		10,456	—		18.02	—	6/19/2017
		20,905	—		17.10	—	6/19/2017
		5,226	—		14.97	—	6/12/2018
		10,452	—		14.31	—	6/12/2018
		5,227	—		6.77	—	6/17/2019
		10,454	—		6.76	—	6/17/2019
		1,470	—		12.15	—	6/17/2020
		2,937	—		12.22	—	6/17/2020
		1,041	—		18.98	—	6/21/2021
		2,166	—		18.33	—	6/21/2021
		1,981	—		22.00	—	6/19/2022
		4,098	—		21.38	—	6/19/2022
		3,075	1,539	(10)	33.33	—	6/28/2020
		6,657	3,328	(10)	30.95	—	6/28/2020
		3,793	7,586	(11)	38.23	—	6/26/2021
		—	8,548	(12)	47.89	—	6/25/2022
LiLAC Class A	10,437	525	—		9.56	—	6/22/2016

		Time Vested Options/SARs/RSUs						Performance Awards
Director	Amount of Shares Beneficially Owned (#)	Number of Shares Underlying Unexercised Options/SARs (#) Exercisable	Number of Shares Underlying Unexercised Options/SARs (#) Unexercisable		Base or Exercise Price ($)	Number of Shares Underlying Unvested RSUs (#)	Expiration Date	Earned Performance Awards (#)(unvested)	Unearned Performance Awards (#)
		525	—		17.10	—	6/19/2017
		262	—		14.21	—	6/12/2018
		262	—		6.42	—	6/17/2019
		73	—		11.52	—	6/17/2020
		52	—		18.03	—	6/21/2021
		99	—		20.89	—	6/19/2022
		153	78	(10)	31.65	—	6/28/2020
		95	190	(11)	37.31	—	6/26/2021
		—	215	(12)	48.17	—	6/25/2022
LiLAC Class B	2,571	—	—		—	—
LiLAC Class C	47,253	522	—		9.99	—	6/22/2016
		1,045	—		9.77	—	6/22/2016
		522	—		17.88	—	6/19/2017
		1,045	—		16.98	—	6/19/2017
		261	—		14.86	—	6/12/2018
		522	—		14.21	—	6/12/2018
		261	—		6.72	—	6/17/2019
		522	—		6.71	—	6/17/2019
		73	—		12.06	—	6/17/2020
		146	—		12.13	—	6/17/2020
		52	—		18.84	—	6/21/2021
		108	—		18.19	—	6/21/2021
		99	—		21.84	—	6/19/2022
		204	—		21.22	—	6/19/2022
		153	77	(10)	33.08	—	6/28/2020
		332	167	(10)	30.72	—	6/28/2020
		189	379	(11)	37.95	—	6/26/2021
		—	426	(12)	47.89	—	6/25/2022
Richard R. Green
Liberty Global Class A	5,370	10,499	—		5.84	—	12/16/2018
		10,501	—		6.82	—	6/17/2019
		2,952	—		12.23	—	6/17/2020
		1,045	—		19.13	—	6/21/2021
		1,989	—		22.17	—	6/19/2022
		3,088	1,546	(10)	33.60	—	6/28/2020
		1,905	3,811	(11)	39.60	—	6/26/2021
		—	4,303	(12)	51.13	—	6/25/2022
Liberty Global Class C	11,601	10,453	—		5.80	—	12/16/2018
		20,908	—		5.52	—	12/16/2018
		10,454	—		6.77	—	6/17/2019
		20,908	—		6.76	—	6/17/2019
		2,940	—		12.15	—	6/17/2020
		5,873	—		12.22	—	6/17/2020
		1,041	—		18.98	—	6/21/2021
		2,166	—		18.33	—	6/21/2021
		1,981	—		22.00	—	6/19/2022
		4,098	—		21.38	—	6/19/2022

			Time Vested Options/SARs/RSUs							Performance Awards
Director	Amount of Shares Beneficially Owned (#)		Number of Shares Underlying Unexercised Options/SARs (#) Exercisable	Number of Shares Underlying Unexercised Options/SARs (#) Unexercisable		Base or Exercise Price ($)	Number of Shares Underlying Unvested RSUs (#)		Expiration Date	Earned Performance Awards (#)(unvested)	Unearned Performance Awards (#)
			3,075	1,539	(10)	33.33	—		6/28/2020
			6,657	3,328	(10)	30.95	—		6/28/2020
			3,793	7,586	(11)	38.23	—		6/26/2021
			—	8,548	(12)	47.89	—		6/25/2022
LiLAC Class A	253		525	—		5.51	—		12/16/2018
			524	—		6.42	—		6/17/2019
			147	—		11.52	—		6/17/2020
			52	—		18.03	—		6/21/2021
			99	—		20.89	—		6/19/2022
			153	78	(10)	31.65	—		6/28/2020
			95	190	(11)	37.31	—		6/26/2021
			—	215	(12)	48.17	—		6/25/2022
LiLAC Class C	557		522	—		5.76	—		12/16/2018
			1,045	—		5.48	—		12/16/2018
			522	—		6.72	—		6/17/2019
			1,045	—		6.71	—		6/17/2019
			146	—		12.06	—		6/17/2020
			293	—		12.13	—		6/17/2020
			52	—		18.84	—		6/21/2021
			108	—		18.19	—		6/21/2021
			99	—		21.84	—		6/19/2022
			204	—		21.22	—		6/19/2022
			153	77	(10)	33.08	—		6/28/2020
			332	167	(10)	30.72	—		6/28/2020
			189	379	(11)	37.95	—		6/26/2021
			—	426	(12)	47.89	—		6/25/2022
John C. Malone
Liberty Global Class A	1,042,480	(13)	—	6,370	(14)	33.87	—		5/1/2023
			—	20,802	(15)	37.22	—		5/1/2021
			—	26,067	(16)	48.31	—		5/1/2022
Liberty Global Class B	8,677,225	(9)(13)	—	—		—	—
Liberty Global Class C	11,735,461	(13)	—	6,340	(14)	33.59	—		5/1/2023
			—	13,652	(14)	31.37	—		5/1/2023
			—	41,393	(15)	35.63	—		5/1/2021
			—	52,560	(16)	46.86	—		5/1/2022
LiLAC Class A	52,123	(13)	—	318	(14)	31.91	—		5/1/2023
			—	1,039	(15)	35.06	—		5/1/2021
			—	1,307	(16)	45.52	—		5/1/2022
LiLAC Class B	433,861	(9)(13)	—	—		—	—
LiLAC Class C	636,472	(13)	—	317	(14)	33.35	—		5/1/2023
			—	682	(14)	31.14	—		5/1/2023
			—	2,069	(15)	35.37	—		5/1/2021
			—	2,667	(16)	46.52	—		5/1/2022
David E. Rapley
Liberty Global Class A	2,785		—	—		—	579	(17)	6/26/2016
			3,500	—		6.82	—		6/17/2019
			983	—		12.23	—		6/17/2020
			1,045	—		19.13	—		6/21/2021
			1,989	—		22.17	—		6/19/2022

		Time Vested Options/SARs/RSUs							Performance Awards
Director	Amount of Shares Beneficially Owned (#)	Number of Shares Underlying Unexercised Options/SARs (#) Exercisable	Number of Shares Underlying Unexercised Options/SARs (#) Unexercisable		Base or Exercise Price ($)	Number of Shares Underlying Unvested RSUs (#)		Expiration Date	Earned Performance Awards (#)(unvested)	Unearned Performance Awards (#)
		3,088	1,546	(10)	33.60	—		6/28/2020
		952	1,906	(11)	39.60	—		6/26/2021
		—	2,152	(12)	51.13	—		6/25/2022
Liberty Global Class C	16,622	—	—		—	1,158	(17)	6/26/2016
		3,484	—		6.77	—		6/17/2019
		6,968	—		6.76	—		6/17/2019
		979	—		12.15	—		6/17/2020
		1,957	—		12.22	—		6/17/2020
		1,041	—		18.98	—		6/21/2021
		2,166	—		18.33	—		6/21/2021
		1,981	—		22.00	—		6/19/2022
		4,098	—		21.38	—		6/19/2022
		3,075	1,539	(10)	33.33	—		6/28/2020
		6,657	3,328	(10)	30.95	—		6/28/2020
		1,896	3,794	(11)	38.23	—		6/26/2021
		—	4,274	(12)	47.89	—		6/25/2022
LiLAC Class A	138	—	—		—	28	(17)	6/26/2016
		174	—		6.42	—		6/17/2019
		49	—		11.52	—		6/17/2020
		52	—		18.03	—		6/21/2021
		99	—		20.89	—		6/19/2022
		153	78	(10)	31.65	—		6/28/2020
		47	95	(11)	37.31	—		6/26/2021
		—	107	(12)	48.17	—		6/25/2022
LiLAC Class C	982	—	—		—	57	(17)	6/26/2016
		174	—		6.72	—		6/17/2019
		348	—		6.71	—		6/17/2019
		48	—		12.06	—		6/17/2020
		97	—		12.13	—		6/17/2020
		52	—		18.84	—		6/21/2021
		108	—		18.19	—		6/21/2021
		99	—		21.84	—		6/19/2022
		204	—		21.22	—		6/19/2022
		153	77	(10)	33.08	—		6/28/2020
		332	167	(10)	30.72	—		6/28/2020
		94	190	(11)	37.95	—		6/26/2021
		—	213	(12)	47.89	—		6/25/2022
Larry E. Romrell
Liberty Global Class A	24,488	492	—		12.23	—		6/17/2020
		697	—		19.13	—		6/21/2021
		1,989	—		22.17	—		6/19/2022
		3,088	1,546	(10)	33.60	—		6/28/2020
		1,905	3,811	(11)	39.60	—		6/26/2021
		—	4,303	(12)	51.13	—		6/25/2022
Liberty Global Class C	59,295	490	—		12.15	—		6/17/2020
		978	—		12.22	—		6/17/2020
		694	—		18.98	—		6/21/2021

		Time Vested Options/SARs/RSUs								Performance Awards
Director	Amount of Shares Beneficially Owned (#)	Number of Shares Underlying Unexercised Options/SARs (#) Exercisable	Number of Shares Underlying Unexercised Options/SARs (#) Unexercisable		Base or Exercise Price ($)		Number of Shares Underlying Unvested RSUs (#)		Expiration Date	Earned Performance Awards (#)(unvested)	Unearned Performance Awards (#)
		1,442	—		18.33		—		6/21/2021
		1,981	—		22.00		—		6/19/2022
		4,098	—		21.38		—		6/19/2022
		3,075	1,539	(10)	33.33		—		6/28/2020
		6,657	3,328	(10)	30.95		—		6/28/2020
		3,793	7,586	(11)	38.23		—		6/26/2021
		—	8,548	(12)	47.89		—		6/25/2022
LiLAC Class A	1,223	24	—		11.52		—		6/17/2020
		34	—		18.03		—		6/21/2021
		99	—		20.89		—		6/19/2022
		153	78	(10)	31.65		—		6/28/2020
		95	190	(11)	37.31		—		6/26/2021
		—	215	(12)	48.17		—		6/25/2022
LiLAC Class C	3,067	24	—		12.06		—		6/17/2020
		48	—		12.13		—		6/17/2020
		34	—		18.84		—		6/21/2021
		72	—		18.19		—		6/21/2021
		99	—		21.84		—		6/19/2022
		204	—		21.22		—		6/19/2022
		153	77	(10)	33.08		—		6/28/2020
		332	167	(10)	30.72		—		6/28/2020
		189	379	(11)	37.95		—		6/26/2021
		—	426	(12)	47.89		—		6/25/2022
JC Sparkman
Liberty Global Class A	11,262	—	—		—		579	(17)	6/26/2016
		10,500	—		18.15		—		6/19/2017
		10,502	—		15.09		—		6/12/2018
		5,250	—		6.82		—		6/17/2019
		1,476	—		12.23		—		6/17/2020
		1,045	—		19.13		—		6/21/2021
		1,989	—		22.17		—		6/19/2022
		3,088	1,546	(10)	33.60		—		6/28/2020
		952	1,906	(11)	39.60		—		6/26/2021
		—	2,152	(12)	51.13		—		6/25/2022
Liberty Global Class C	23,425	—	—		—	10,456	1,158	(17)	6/26/2016
		10,456	—		18.02				6/19/2017
		20,905	—		17.10	20,905	—		6/19/2017
		10,453	—		14.97	5,226	—		6/12/2018
		20,905	—		14.31	10,452	—		6/12/2018
		5,227	—		6.77	5,227	—		6/17/2019
		10,454	—		6.76	10,454	—		6/17/2019
		1,470	—		12.15	1,470	—		6/17/2020
		2,937	—		12.22	2,937	—		6/17/2020
		1,041	—		18.98	1,041	—		6/21/2021
		2,166	—		18.33	2,166	—		6/21/2021
		1,981	—		22.00	1,981	—		6/19/2022
		4,098	—		21.38	4,098	—		6/19/2022

			Time Vested Options/SARs/RSUs								Performance Awards
Director	Amount of Shares Beneficially Owned (#)		Number of Shares Underlying Unexercised Options/SARs (#) Exercisable	Number of Shares Underlying Unexercised Options/SARs (#) Unexercisable		Base or Exercise Price ($)		Number of Shares Underlying Unvested RSUs (#)		Expiration Date	Earned Performance Awards (#)(unvested)	Unearned Performance Awards (#)
			3,075	1,539	(10)	33.33	3,075	—		6/28/2020
			6,657	3,328	(10)	30.95	6,657	—		6/28/2020
			1,896	3,794	(11)	38.23	3,793	—		6/26/2021
			—	4,274	(12)	47.89		—		6/25/2022
LiLAC Class A	562		—	—		—		28	(17)	6/26/2016
			525	—		17.10		—		6/19/2017
			524	—		14.21		—		6/12/2018
			262	—		6.42		—		6/17/2019
			73	—		11.52		—		6/17/2020
			52	—		18.03		—		6/21/2021
			99	—		20.89		—		6/19/2022
			153	78	(10)	31.65		—		6/28/2020
			47	95	(11)	37.31		—		6/26/2021
			—	107	(12)	48.17		—		6/25/2022
LiLAC Class C	1,199		—	—		—		57	(17)	6/26/2016
			522	—		17.88		—		6/19/2017
			1,045	—		16.98		—		6/19/2017
			522	—		14.86		—		6/12/2018
			1,045	—		14.21		—		6/12/2018
			261	—		6.72		—		6/17/2019
			522	—		6.71		—		6/17/2019
			73	—		12.06		—		6/17/2020
			146	—		12.13		—		6/17/2020
			52	—		18.84		—		6/21/2021
			108	—		18.19		—		6/21/2021
			99	—		21.84		—		6/19/2022
			204	—		21.22		—		6/19/2022
			153	77	(10)	33.08		—		6/28/2020
			332	167	(10)	30.72		—		6/28/2020
			94	190	(11)	37.95		—		6/26/2021
			—	213	(12)	47.89		—		6/25/2022
J. David Wargo
Liberty Global Class A	14,275		10,501	—		10.15		—		6/22/2016
			10,500	—		18.15		—		6/19/2017
			10,502	—		15.09		—		6/12/2018
			10,501	—		6.82		—		6/17/2019
			1,476	—		12.23		—		6/17/2020
			1,045	—		19.13		—		6/21/2021
			1,989	—		22.17		—		6/19/2022
			3,088	1,546	(10)	33.60		—		6/28/2020
			1,905	3,811	(11)	39.60		—		6/26/2021
			—	4,303	(12)	51.13		—		6/25/2022
Liberty Global Class C	43,016	(18)	10,454	—		10.07		—		6/22/2016
			20,908	—		9.84		—		6/22/2016
			10,456	—		18.02		—		6/19/2017
			20,905	—		17.10		—		6/19/2017
			10,453	—		14.97		—		6/12/2018

			Time Vested Options/SARs/RSUs						Performance Awards
Director	Amount of Shares Beneficially Owned (#)		Number of Shares Underlying Unexercised Options/SARs (#) Exercisable	Number of Shares Underlying Unexercised Options/SARs (#) Unexercisable		Base or Exercise Price ($)	Number of Shares Underlying Unvested RSUs (#)	Expiration Date	Earned Performance Awards (#)(unvested)	Unearned Performance Awards (#)
			20,905	—		14.31	—	6/12/2018
			10,454	—		6.77	—	6/17/2019
			20,908	—		6.76	—	6/17/2019
			1,470	—		12.15	—	6/17/2020
			2,937	—		12.22	—	6/17/2020
			1,041	—		18.98	—	6/21/2021
			2,166	—		18.33	—	6/21/2021
			1,981	—		22.00	—	6/19/2022
			4,098	—		21.38	—	6/19/2022
			3,075	1,539	(10)	33.33	—	6/28/2020
			6,657	3,328	(10)	30.95	—	6/28/2020
			3,793	7,586	(11)	38.23	—	6/26/2021
			—	8,548	(12)	47.89	—	6/25/2022
LiLAC Class A	709		525	—		9.56	—	6/22/2016
			525	—		17.10	—	6/19/2017
			524	—		14.21	—	6/12/2018
			524	—		6.42	—	6/17/2019
			73	—		11.52	—	6/17/2020
			52	—		18.03	—	6/21/2021
			99	—		20.89	—	6/19/2022
			153	78	(10)	31.65	—	6/28/2020
			95	190	(11)	37.31	—	6/26/2021
			—	215	(12)	48.17	—	6/25/2022
LiLAC Class C	2,144	(18)	522	—		9.99	—	6/22/2016
			1,045	—		9.77	—	6/22/2016
			522	—		17.88	—	6/19/2017
			1,045	—		16.98	—	6/19/2017
			522	—		14.86	—	6/12/2018
			1,045	—		14.21	—	6/12/2018
			522	—		6.72	—	6/17/2019
			1,045	—		6.71	—	6/17/2019
			73	—		12.06	—	6/17/2020
			146	—		12.13	—	6/17/2020
			52	—		18.84	—	6/21/2021
			108	—		18.19	—	6/21/2021
			99	—		21.84	—	6/19/2022
			204	—		21.22	—	6/19/2022
			153	77	(10)	33.08	—	6/28/2020
			332	167	(10)	30.72	—	6/28/2020
			189	379	(11)	37.95	—	6/26/2021
			—	426	(12)	47.89	—	6/25/2022
_______________

(1)	Includes 1,977 Liberty Global Class A shares, 13,063 Liberty Global Class C shares, 98 LiLAC Class A shares and 653 LiLAC Class C shares held in the 401(k) Plan for the benefit of Mr. Fries.

(2)
Represents the target number of Liberty Global Class A shares, Liberty Global Class C shares, LiLAC Class A shares and LiLAC Class C shares underlying 2015 PSUs that may be earned by the executive director. If earned, the 2015 PSUs will vest in two equal installments on April 1, 2017 and October 1, 2017, respectively.

(3)
Represents the target number of Liberty Global Class A shares, Liberty Global Class C shares, LiLAC Class A shares and LiLAC Class C shares underlying 2016 PSUs that may be earned by the executive director. If earned, the 2016 PSUs will vest in two equal installments on April 1, 2019 and October 1, 2019, respectively.

(4)	Vests in one remaining quarterly installment on May 1, 2016.

(5)	Vests in full on June 24, 2016. Terms of the PSARs are:

Grant Date	Class of Shares	Number of Shares (#)	Base Price ($)	Expiration Date

6/24/2013	Liberty Global Class A	971,587	31.87	6/24/2020
6/24/2013	Liberty Global Class C	967,468	31.61	6/24/2020
6/24/2013	Liberty Global Class C	1,933,985	29.88	6/24/2020
6/24/2013	LiLAC Class A	48,562	30.02	6/24/2020
6/24/2013	LiLAC Class C	48,343	31.37	6/24/2020
6/24/2013	LiLAC Class C	96,687	29.66	6/24/2020

(6)	Vests in five equal remaining quarterly installments from May 1, 2016 to May 1, 2017.

(7)	Vests in nine equal remaining quarterly installments from May 1, 2016 to May 1, 2018.

(8)	Vests in 13 equal remaining quarterly installments from May 1, 2016 to May 1, 2019.

(9)
Based on the Schedule 13D/A (Amendment No. 7) of Mr. Malone, filed with the SEC on February 18, 2014, pursuant to a letter agreement dated as of February 13, 2014, among Michael T. Fries, our CEO and our executive director, Mr. Malone and the Malone Trust have agreed that, for so long as Mr. Fries is employed as a principal executive officer by us or serving on our board of directors, (a) in the event the Malone Trust or any permitted transferee (as defined in the letter agreement) is not voting the Liberty Global Class B shares and LiLAC Class B shares owned by the Malone Trust, Mr. Fries will have the right to vote such Liberty Global Class B shares and LiLAC Class B shares and (b) in the event the Malone Trust or any permitted transferee determines to sell such Liberty Global Class B shares and LiLAC Class B shares, Mr. Fries (individually or through an entity he controls) will have an exclusive right to negotiate to purchase such shares, and if the parties fail to come to an agreement and the Malone Trust or any permitted transferee subsequently intends to enter into a sale transaction with a third party, Mr. Fries (or an entity controlled by him) will have a right to match the offer made by such third party.

(10)	Vests in one remaining annual installment on June 16, 2016.

(11)	Vests in two equal remaining annual installments on June 16, 2016 and the date of our annual general meeting in 2017.

(12)	Vests as to one-third of the option shares each on the date of the first, second and third annual general meetings of shareholders following the date of grant.

(13)
Includes 90,303 Liberty Global Class A shares, 680,041 Liberty Global Class C shares, 4,515 LiLAC Class A shares and 34,002 LiLAC Class C shares held by Mr. Malone’s spouse, as to which shares Mr. Malone has disclaimed beneficial ownership. Also includes 8,677,225 Liberty Global Class B shares, 7,117,225 Liberty Global Class C shares, 433,861 LiLAC Class B shares and 375,861 LiLAC Class C shares held by the Malone Trust.

(14)	Vests in one remaining annual installment on May 1, 2016.

(15)	Vests in two equal remaining annual installments on May 1, 2016 and 2017.

(16)	Vests in three equal remaining annual installments on May 1, 2016, 2017 and 2018.

(17)	Vests in full on June 16, 2016.

(18)	Includes 32 Liberty Global Class C shares and one LiLAC Class C share held by Mr. Wargo’s spouse, as to which Mr. Wargo has disclaimed beneficial ownership.

Option Exercises and Stock Vested (Audited)
The table below sets forth certain information concerning each exercise of options or SARs by, and each vesting of restricted shares or RSUs of, our directors during the year ended December 31, 2015. The table below does not include directors who elected to defer receipt of our shares upon vesting of RSUs pursuant to the Director Deferred Compensation Plan.

	Option/SARs Awards				Stock Awards
Director	Grant Date	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Expiration Date	Vest Date	Number of Shares Acquired on Vesting (#)		Value Realized on Vesting ($)(1)

Michael T. Fries
Liberty Global Class A		—	—		3/15/2015	333,333	(2)	17,329,983
Liberty Global Class A		—	—		3/31/2015	16,629	(2)	855,895
Liberty Global Class A		—	—		9/30/2015	16,629	(2)	714,049
Liberty Global Class B		—	—		3/15/2015	333,333		18,126,649
Liberty Global Class C		—	—		3/31/2015	49,887	(2)	2,484,871
Liberty Global Class C		—	—		9/30/2015	49,887	(2)	2,046,365
LiLAC Class A		—	—		9/30/2015	831	(2)	27,996
LiLAC Class C		—	—		9/30/2015	2,493	(2)	85,360
Andrew Cole
Liberty Global Class A	6/12/2012	16,492	663,143	6/3/2015
Liberty Global Class C	6/12/2012	41,108	1,556,502	6/3/2015
John P. Cole, Jr.
Liberty Global Class A	6/15/2005	10,000	425,750	6/15/2015
Liberty Global Class C	6/15/2005	30,000	1,232,109	6/15/2015
John W. Dick
Liberty Global Class A	6/15/2005	10,000	404,651	6/15/2015
Liberty Global Class A	6/22/2006	10,000	442,903	6/22/2016
Paul A. Gould
Liberty Global Class A	6/15/2005	10,000	443,700	6/15/2015
Liberty Global Class C	6/15/2005	30,000	1,242,100	6/15/2015
John C. Malone
Liberty Global Class A	12/16/2010	27,323	959,857	12/16/2020
Liberty Global Class A	5/1/2011	22,141	658,473	5/1/2021
Liberty Global Class A	5/1/2012	24,104	674,671	5/1/2022
Liberty Global Class A	5/1/2013	12,129	192,609	5/1/2023
Liberty Global Class A	5/1/2014	9,900	120,780	5/1/2021
Liberty Global Class C	12/16/2010	84,961	2,839,658	12/16/2020
Liberty Global Class C	5/1/2011	68,529	1,929,744	5/1/2021
Liberty Global Class C	5/1/2012	74,102	1,949,589	5/1/2022
Liberty Global Class C	5/1/2013	38,241	591,821	5/1/2023
Liberty Global Class C	5/1/2014	19,800	229,086	5/1/2021
David E. Rapley
Liberty Global Class A		—	—		6/25/2015	736		41,371
Liberty Global Class C		—	—		6/25/2015	1,472		77,898
JC Sparkman
Liberty Global Class A		—	—		6/25/2015	736		41,371
Liberty Global Class C		—	—		6/25/2015	1,472		77,898
J. David Wargo
Liberty Global Class A	6/15/2005	10,000	457,800	6/15/2015
Liberty Global Class C	6/15/2005	30,000	1,277,500	6/15/2015
_______________

(1)
Value reflects the aggregate amount realized upon the exercise or vesting of awards for Liberty Global Class A shares, Liberty Global Class B, Liberty Global Class C, LiLAC Class A and LiLAC Class C shares in 2015.

(2)	Includes shares withheld by us to pay the minimum withholding tax due upon vesting of RSUs in 2015.

Percentage Change in Compensation of Executive Director Compared with Employees
The following table shows the percentage change in salary, taxable benefits and annual cash performance awards for our executive director and, as stated in the note to the table, our corporate employees located in our Denver corporate offices for the last two fiscal years.

	Executive Director	Employees (1)

Salary	13%	4%
Taxable benefits	(53)%	4%
Annual cash performance awards	(11)%	(13)%
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(1)
Due to the complexity of our global operations with operations in multiple countries with different currencies, cost of living and work culture, we selected as the comparator group for the above table our corporate employees based in our Denver office. This group of employees is considered appropriate because our executive director is based in Denver, his compensation is based on U.S. customs and standards and most of the employees in our Denver corporate offices participate in an annual cash performance award program and benefit programs similar to those available to our executive director. To determine the percentage changes for the salary and taxable benefits for our corporate employees, we calculated the average amount of salary and taxable benefits per average employee by dividing the total salary and total taxable benefits by the average number of corporate employees for each fiscal year (without adjustment for leavers and joiners). To determine the percentage change for the annual cash performance award, we calculated the average cash award earned per corporate employee by dividing the total cash performance awards earned by the number of employees that earned such awards for each fiscal year.

Relative Importance of Spend on Pay
The following table shows our consolidated expenditures for the last two fiscal years on total compensation costs (as calculated under GAAP) for all employees and our share repurchase programs.

	2015	2014	Percentage Change
	in millions

Compensation costs (1)	$2,974.2	$2,960.3	0.5%
Share repurchase programs (2)	$2,344.5	$1,596.9	47.0%
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(1)
Includes costs for wages and salaries, share-based compensation, pension and social security and benefits. The amount for 2014 does not include $6.6 million of compensation costs related to discontinued operations.

(2)	Includes direct acquisition costs and the effects of derivative instruments, where applicable.

Past Performance
Total Shareholder Return Graphs
The following graph compares the changes in the cumulative total shareholder return on our Liberty Global Class A shares, Liberty Global Class B shares and Liberty Global Class C shares from January 1, 2009 to December 31, 2015, to the change in the cumulative total return on the ICB 6500 Telecommunications and the Nasdaq US Benchmark TR Index (assuming reinvestment of dividends, applicable). The performance presented below includes the share prices of LGI’s Series A, Series B and Series C common stock prior to the formation of Liberty Global in connection with the June 7, 2013 acquisition of Virgin Media.  In addition, share prices prior to March 3, 2014 have been retrospectively revised to give effect to the issuance on that date of one Liberty Global Class C ordinary share for each outstanding Liberty Global Class A, Class B and Class C ordinary share that was outstanding on the February 14, 2014 record date. The graph assumes that $100 was invested on January 1, 2009.

	December 31,
	2009	2010	2011	2012	2013	2014	2015

Liberty Global Class A shares	$137.44	$222.10	$257.61	$395.29	$558.82	$606.40	$511.59
Liberty Global Class B shares	$138.69	$219.34	$259.73	$396.91	$557.79	$617.15	$494.53
Liberty Global Class C shares	$144.00	$223.25	$260.34	$387.01	$555.45	$624.97	$527.43
ICB 6500 Telecommunications	$110.92	$132.29	$141.18	$168.43	$191.00	$196.22	$203.27
Nasdaq US Benchmark TR Index	$129.26	$151.94	$152.42	$177.46	$236.88	$266.39	$267.68

The following graph compares the changes in the cumulative total shareholder return on our LiLAC Class A shares, LiLAC Class B shares and LiLAC Class C shares from July 2, 2015 (the day following the creation of the LiLAC Group tracking shares) to December 31, 2015, to the change in the cumulative total return on the ICB 6500 Telecommunications and the Nasdaq US Benchmark TR Index (assuming reinvestment of dividends, applicable). The graph assumes that $100 was invested on July 2, 2015.

	July 31, 2015	August 31, 2015	September 30, 2015	October 31, 2015	November 30, 2015	December 31, 2015

LiLAC Class A shares	$86.19	$69.28	$67.91	$77.85	$75.69	$83.39
LiLAC Class B shares (a)	$88.22	$75.82	$69.67	$81.93	$81.93	$81.93
LiLAC Class C shares	$88.46	$69.13	$71.19	$80.37	$81.54	$89.40
ICB 6500 Telecommunications	$99.23	$96.39	$92.58	$99.27	$97.50	$99.06
Nasdaq US Benchmark TR Index	$101.11	$95.00	$92.22	$99.56	$100.13	$98.05
_______________

(a)	Trading data is limited for Class B LiLAC Shares, as such shares are thinly traded.

Seven Year CEO Total Compensation

	2015	2014	2013	2012	2011	2010	2009

Single Total Compensation Figure	$29,662,545	$131,664,116	$17,980,903	$14,544,935	$12,939,782	$4,348,078	$3,130,675
Annual Performance Awards (as percentage of maximum)	82.3%	98.1%	79.2%	90.6%	100.0%	85.3%	100.0%
Vesting of Long-Term Performance Awards (as percentage of maximum)	69.1%	100.8%	66.3%	93.5%	87.5%	—%	—%
Director Compensation for the Year Ending December 31, 2016
For 2016, the nominating and corporate governance committee with respect to our non-executive directors and the compensation committee with respect to our executive director intend to apply our approved directors’ compensation policy as described below.

Executive Director
Salary. For 2016, the compensation committee accepted our CEO’s recommendation that he not receive an increase in base salary due to management’s decision to concentrate and focus annual salary increases at the lower levels of the company in 2016. For additional information, see the CD&A under Elements of Compensation Packages—Base Salary on or about page 40 of the proxy statement.
Benefits. Our executive director is eligible for participation in our aircraft policy, directors’ and officers’ insurance, indemnification (as provided in our articles of association and a deed of indemnity between Liberty Global and the executive director), gifts and for memberships in certain professional organizations. Our executive director is eligible for participation in other benefit plans and policies offered to salaried employees in the U.S., including life insurance, health insurance, executive health plan and gym facilities. We offer our Deferred Compensation Plan that permits our executive director to defer payment of his salary and annual bonus. In addition, we will pay for expenses related to business travel in accordance with our business expense policy.
Annual Cash Performance Award. In March 2016, the compensation committee approved the individual performance goals and set the maximum achievable cash performance award for the executive director. For 2016, the target achievable performance award for our executive director was increased from $8.5 million to $9.0 million pursuant to the terms of the Fries Agreement and in accordance with the directors’ compensation policy. The maximum achievable cash performance award for the executive director is 150% of the target award if over-performance against operational performance metrics are achieved. In addition, the maximum cash performance award could increase to up to 225% based on our executive director’s individual performance against personal performance objectives approved by the compensation committee. The terms and financial metrics for this annual cash performance award are summarized in the CD&A under Elements of Compensation Packages—Annual Cash Performance Awards on or about page 40 of the proxy statement.
Equity Incentive Awards. In February 2016, the compensation committee approved a grant of 2016 PSUs to our executive director. In considering the 2016 PSUs, the compensation committee combined the PSU grants for each of 2016 and 2017 into a single award with a single performance target and extended the performance period to three years ending December 31, 2018. No grant of PSUs will be made in 2017. As the performance measure, the compensation committee selected growth in consolidated OCF, as adjusted at the compensation committee’s discretion for events that may affect comparability, such as changes in foreign currency exchange rates and accounting principles or policies for the three-year performance period. Our executive director will also receive a grant of SARs, which is expected to be made on or about May 1, 2016, when similar awards are made to officers and certain employees of our company. The aggregate target equity value for the 2016 PSUs and the grant of SARs in 2016 and 2017 is $37.5 million.
The target OCF CAGR is subject to upward or downward adjustment for certain events in accordance with the terms of the grant agreement. The base performance objective set by the compensation committee is 50% of the target OCF CAGR. The base performance objective must be satisfied in order for the executive director to be eligible to earn any of his 2016 PSU awards. The terms and financial metrics for the 2016 PSUs are summarized in the CD&A. The design of the 2016 PSU awards, as modified, is based on the terms of the long-term incentive awards as set forth in the CD&A under Elements of Compensation Packages—Equity Incentive Awards on or about page 45 of the proxy statement.
Other than as stated above, no other changes are anticipated in 2016 with respect to the compensation of our executive director.
Non-executive Directors
Except as stated below, the fees to be paid to our non-executive directors in 2016 will remain as stated in our directors’ compensation policy, which is summarized in the proxy statement under Executive Officers and Directors Compensation—Directors Compensation. Similarly, the non-executive directors will receive an equity award grant on the date of the AGM as stated in Executive Officers and Directors Compensation—Directors Compensation of the proxy statement, except in the case of our chairman, who will receive his grant of options at the time the executive director receives his SAR award grant. As described in the proxy statement, for non-executive directors who elect to receive up to 85% of their fees in ordinary shares of Liberty Global, such non-executive directors will receive a combination of Liberty Global Class A, Liberty Global Class C, LiLAC Class A and LiLAC Class C shares for their fees. Also, beginning with equity awards in 2016 to non-executive directors, they will receive such equity awards based on a combination of the company’s Liberty Global Class A, Liberty Global Class C, LiLAC Class A and LiLAC Class C shares. In addition, with respect to our chairman, the independent non-executive directors agreed to increase his reimbursement allowance to $500,000 per year beginning in 2016.
Our directors are eligible for participation in our aircraft policy, directors’ and officers’ insurance, indemnification (as provided in our articles of association and deeds of indemnity between Liberty Global and each non-executive director), gifts and for memberships in certain professional organizations. We will also make available to our non-executive directors, when requested, health insurance under our health insurance policies. In accordance with our directors’ compensation policy, we will reimburse our chairman of the board for professional fees and other expenses incurred by him related to his ownership of our shares and in connection with his services as our chairman. For our non-executive directors, we offer our Directors Deferred Compensation Plan that permits our non-executive directors to defer payment of their fees and vesting of any RSUs. In addition, we will pay for expenses related to business travel, including guests when invited, in accordance with our business expense policy.
Other than as stated above, no further changes are anticipated in 2016 with respect to the compensation of our non-executive directors.
Signed on behalf of the board of directors:

Bryan H. Hall
Executive Vice President, General Counsel and Secretary
April 25, 2016

Company registered number:	8379990

LIBERTY GLOBAL

LIBERTY GLOBAL plc
161 Hammersmith Road
London W68BS UK

IMPORTANT ANNUAL GENERAL MEETING INFORMATION

Admission Ticket

Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the internet must be received by 6:00 am BST (1:00 a.m. Eastern Time) on June 16, 2016.

Vote by Internet

- Go to **www.envisionreports.com/LGP**
- Or scan the QR code with your smartphone
- Follow the instructions on the secure website

Vote by Mail

- Mark, sign and date your proxy card
- Return it in the postage-paid envelope provided to Liberty Global plc c\o Computershare, PO Box 30202, College Station, TX 77842-9909

Electronic Delivery of Future Shareholder Communications

If you would like to reduce the costs incurred by Liberty Global plc in mailing proxy materials, you can consent to receiving all future proxy and other information electronically via email or the internet. To sign up for electronic delivery, please follow the instructions above to vote using the internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Annual General Meeting Proxy Card

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE ▼

A Resolutions — The Board of Directors recommends a vote FOR all nominees in ordinary resolutions 1 - 3, and FOR ordinary resolutions 4 - 8.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

B Materials Election

The rules of the U.K. Companies Act 2006 and the U.S. Securities and Exchange Commission permit companies to send you a notice that proxy and other information is available on the internet instead of mailing you a set of the materials. Check the box to the right if you consent to receiving such proxy and other materials via the internet. ☐

IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - D ON BOTH SIDES OF THIS CARD.

1 U P X

02CMUD

Annual General Meeting Admission Ticket

Annual General Meeting of
Liberty Global plc Shareholders

June 16, 2016, 2:00 p.m. BST (9:00 a.m. Eastern Time)
Broadgate West
9 Appold Street
London EC2A 2AP, United Kingdom

Upon arrival, please present this admission ticket and photo identification at the registration desk.

Liberty Global plc's 2016 Annual General Meeting of Shareholders will be held at 2:00 p.m. BST (9:00 a.m. Eastern Time) on June 16, 2016, at Broadgate West, 9 Appold Street, London EC2A 2AP, U.K. If you plan to attend the Annual General Meeting, please tear off and keep the upper portion of this form as your ticket for admission to the meeting. This ticket, along with a form of personal identification, admits the named Shareholder(s) and one guest.

Your vote is important. Regardless of whether you plan to attend the meeting, it is important that your ordinary shares be voted. Accordingly, we ask that you vote your ordinary shares as soon as possible using one of two convenient methods: over the internet or by signing and returning your proxy card in the envelope provided. If you plan to attend the meeting, please mark the appropriate box on the proxy.

Important Notice Regarding Internet Availability of Proxy Materials for the Annual General Meeting:
The Notice and Proxy Statement are available at www.envisionreports.com/LGP.

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE ▼

Proxy — LIBERTY GLOBAL PLC   Liberty Global Class A & B and LiLAC Class A & B

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Annual General Meeting of Shareholders — June 16, 2016

Proxy Solicited by the Board of Directors

The undersigned shareholder of Liberty Global plc hereby appoints Jeremy Evans or John M. Winter, with power to act without the other and with the right of substitution in each, the proxies of the undersigned to vote all of the Liberty Global Class A, Liberty Global Class B, LiLAC Class A and LiLAC Class B ordinary shares of Liberty Global plc, held by the undersigned at the Annual General Meeting of Shareholders to be held on June 16, 2016, and at any adjournments thereof, with all the powers the undersigned would possess, if present in person. All previous proxies given with respect to the meeting are revoked.

IF NO DIRECTIONS ARE GIVEN, THE PROXIES WILL VOTE IN ACCORDANCE WITH THE DIRECTORS' RECOMMENDATIONS FOR ALL NOMINEES IN ORDINARY RESOLUTIONS 1 - 3, AND FOR ORDINARY RESOLUTIONS 4 - 8. IN THE EVENT THAT ANY OTHER MATTER MAY PROPERLY COME BEFORE THE ANNUAL GENERAL MEETING, OR ANY ADJOURNMENT THEREOF, THE PERSONS SET FORTH ABOVE ARE AUTHORIZED, AT THEIR DISCRETION, TO VOTE THE MATTER.

(Resolutions on which to be voted appear on reverse side.)

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appear(s) hereon. Joint owners should each sign. When signing as attorney, executor, administrator, or other fiduciary, please give full title.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please sign within box	Signature 2 — Please sign within box
/ /		

D Non-Voting Items

Change of Address — Please print your new address below.	**Comments** — Please print your comments below.	**Meeting Attendance** Please indicate if you plan to attend the annual general meeting. ☐

IF VOTING BY MAIL, YOU <u>MUST</u> COMPLETE SECTIONS A - D ON BOTH SIDES OF THIS CARD.

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